UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Cencora, Inc.
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cencora

2024

Proxy statement and notice of annual meeting of shareholders

Built on the legacy of AmerisourceBergen, Cencora is a global pharmaceutical solutions leader focused on improving the health of people and animals around the world.

The Cencora name unites our 46,000+ team members under one identity in pursuit of a shared purpose: We are united in our responsibility to create healthier futures.

Cencora helps partners navigate the healthcare landscape with expertise across the global pharmaceutical value chain, so that together, we can achieve outcomes never thought possible.

We are a leading partner with expertise and credibility to support all stages of pharmaceutical development and care, driven by a passion for people and their well-being. We provide secure, reliable access to pharmaceuticals and healthcare products and solutions that optimize the ability to care for patients and animals.

Our focus on and investment in innovative ways to enhance our partnerships with pharma and biopharma companies of all sizes remains a top priority. Our comprehensive and growing portfolio optimizes therapy success through end-to-end commercialization solutions that range from clinical trials and reimbursement to delivery and adherence.

As we look ahead and work as a more deeply unified organization, Cencora will further integrate our extraordinary culture, strengthen the investments we have made in our business, and continue to drive unmatched value for our customers. Our purpose remains our North Star and the right thing to do. It is more than an obligation; it is also good business.

Cencora.com

Dear Cencora shareholders:
On behalf of the Board of Directors, I want to thank you for your continued investment in Cencora.
A new identity
In fiscal 2023, Cencora pursued its purpose of creating healthier futures and executed on its strategy to create long-term, sustainable growth. The Company also rebranded from AmerisourceBergen to Cencora, establishing a unified and inclusive identity for its more than 46,000 team members that better reflects our positive impact on healthcare. The new name signifies our continued evolution to a global organization and underscores our experience and vision in connecting manufacturers, providers, pharmacies, and patients.
Continued execution on strategy
Guided by our purpose, powered by our foundation in pharmaceutical distribution, and differentiated by the breadth of pharmaceutical solutions we provide our partners, throughout fiscal 2023 we advanced our position at the center of healthcare by executing on our strategic imperatives. Key accomplishments included the acquisition of PharmaLex, a leading provider of specialized services for the life sciences industry with operations in over 30 countries, which elevates Cencora’s leadership in specialty services and provides a global platform of pharma manufacturer services capabilities. Additionally, through our investment in OneOncology, a network of leading oncology practices in the United States, we have a unique opportunity to deepen our relationship with community oncologists. Both transactions augment our core businesses and enhance our capabilities, allowing us to create differentiated value for our stakeholders.
Board succession
Over the last year, we continued to prioritize Board succession planning and welcomed Werner Baumann and Lauren Tyler as new independent directors in October 2023. Werner’s and Lauren’s extensive experience at preeminent multinational companies and expertise in their respective fields complement the Board’s existing skill set and further its ability to oversee Cencora’s efforts to achieve long-term, sustainable growth.
As previously announced, Henry McGee will not be standing for re-election at this annual meeting. A valued member of our Board, Henry has participated in Cencora’s tremendous growth and has contributed immeasurably in his role as a director, including most recently as Chair of the Governance, Sustainability & Corporate Responsibility Committee.
On behalf of the entire Board, I extend our sincere gratitude to Henry for his service. With Henry’s departure, the Board will be comprised of eleven members, nine of whom are independent and five of whom have joined in the last five years.
Continued engagement
We are grateful for your support of the Board and Cencora. The Board remains committed to ongoing dialogue with shareholders and values your input as we continue to evolve our practices and policies. Along with our shareholder engagement efforts, your vote is an important source of feedback. We encourage you to read the information in the proxy statement and the summary annual report in its entirety.
We respectfully request your support for our voting recommendations at the 2024 Annual Meeting of Shareholders, to be held virtually on Tuesday, March 12, 2024, at 4:00 p.m. Eastern Time.
Respectfully submitted,
D. Mark Durcan
Lead Independent Director
January 29, 2024

2024 Proxy Statement

Notice of 2024 Annual Meeting of Shareholders
Meeting information
Time and date Tuesday, March 12, 2024 4:00 p.m., Eastern Time
Virtual meeting Held virtually-only via live webcast at www.virtualshareholder meeting.com/COR2024
Who may vote Shareholders of record on January 16, 2024 may vote

Date of availability
This notice and proxy statement, together with our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, are being made available to shareholders on or about January 29, 2024

Important Notice Regarding the Availability of Proxy Materials for Cencora’s Annual Meeting of Shareholders to be held on March 12, 2024
The Proxy Statement and Annual Report on Form 10-K are available at investor.cencora.com and www.proxyvote.com
Items of business
Agenda		Board recommendation
1	Elect the eleven directors named in this proxy statement	For each nominee
2	Conduct an advisory vote to approve the compensation of our named executive officers	For
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2024	For
4	Approve an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law	For
5	Approve miscellaneous amendments to our certificate of incorporation	For
6	Vote on the shareholder proposal set forth in this proxy statement, if properly presented at the 2024 Annual Meeting	Against
7	Transact any other business properly brought before the meeting
How to vote
It is important that your shares be represented and voted at the 2024 Annual Meeting. We urge you to vote by using any of the below methods.
Internet Visit www.proxyvote.com and follow the instructions
Phone Call toll-free 1.800.690.6903 inside the United States or Puerto Rico and follow the instructions
Mail If you received a proxy/voting instruction card by mail, you can mark, date, sign and return it in the postage-paid envelope
Mobile device Scan the QR code provided on your proxy/voting instruction card
At the meeting Attend the virtual meeting and vote online
By order of the Board of Directors,
Kourosh Q. Pirouz
Senior Vice President, Group General Counsel and Secretary
Conshohocken, Pennsylvania
January 29, 2024

2024 Proxy Statement

Cautionary note regarding forward-looking statements
Certain of the statements contained in this proxy statement and elsewhere in this report are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated.
Websites
Website addresses referenced in this proxy statement are intended to be inactive textual references, provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.
2024 Proxy Statement

1
Company highlights
Cencora is a leading global pharmaceutical solutions organization centered on improving the lives of people and animals around the world. We partner with pharmaceutical innovators across the value chain to facilitate and optimize market access to therapies. Care providers depend on us for the secure, reliable delivery of pharmaceuticals, healthcare products, and solutions. Our 46,000+ worldwide team members contribute to positive health outcomes through the power of our purpose: We are united in our responsibility to create healthier futures.
Fiscal 2023 performance
Total Shareholder Return	Revenue	Adjusted Operating Income(1)	Adjusted Free Cash Flow(1)	Adjusted Diluted EPS(1)
34.5%	$262.2B	$3.3B	$3.1B	$11.99
	up 9.9%	up 4.0%	up 5.1%	up 8.7%

(1)
Adjusted Operating Income, Adjusted Free Cash Flow and Adjusted Diluted EPS are non-GAAP financial measures. See Appendix A for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations. For a comprehensive discussion of our GAAP financial results beyond those discussed in Appendix A, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

Business highlights

Delivered strong financial performance as we continued to benefit from solid underlying business fundamentals, broad-based utilization trends, execution by our team members, and our value creating approach to capital deployment.
United under our new identity as Cencora, better positioning our business to grow globally and leverage our infrastructure efficiently to serve our customers and create value for our stakeholders.	Completed minority investment in OneOncology, deepening our relationship with community oncologists and enhancing our leadership in the oncology platform.
Completed acquisition of PharmaLex, a leading provider of specialized services for the life sciences industry. The acquisition expands and enhances Cencora’s global portfolio of solutions to support partners across the pharmaceutical development and commercialization journey.

2024 Proxy Statement

2	Company highlights
Strategy for long-term sustainable growth
Cencora’s five strategic imperatives deliver long-term sustainable growth by maintaining a leading share of pharmaceutical distribution and best-in-class efficiency while growing our complementary higher-margin and high-growth businesses.
Our strategy advances our core business
Lead with market leaders: creating long-term strategic partnerships with key anchor customers

Leverage our infrastructure to increase efficiency and to support customers in meeting consumer needs: using our scale and capabilities, we better serve customers and increase the efficiency of the global pharmaceutical supply chain

Our strategy enhances our capabilities and growth
Expand on leadership in specialty: building on our leading position to capture the opportunities created as pharmaceutical innovation continues to advance
Contribute to pharmaceutical outcomes: working collaboratively with partners up- and down-stream to facilitate positive health access and outcomes for patients
Innovation is a key element of our strategy that advances our core and enhances our capabilities
Invest in innovation to further drive differentiation: supporting the continuously evolving healthcare landscape by providing leading solutions for customers
Our strategic imperatives are supported by investments in our people and culture and commitment to ESG.
2024 Proxy Statement

Company highlights	3
Our environmental, social and governance (ESG) priorities and selected activities and accomplishments
At Cencora, we believe that healthier futures start with the health of our people and planet. We engage our team members and work closely with partners who share our passion for supporting communities so that together we can help make a bigger difference in the world. We strive to help people around the globe have timely access to the medicines and therapies they need, and we prioritize protecting the environment in the process. Our Global ESG Impact Council serves as an internal steering committee focused on our long-term ESG strategy and disclosure approach. In fiscal year 2023, our notable ESG highlights included:
Carbon footprint and climate	Resilient operations	Purpose driven team members

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Formally validated science-based emissions reduction target by SBTi and launched a global approach to renewable energy

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Piloted alternative fuel vehicles in our operations, utilized sustainable aviation fuel in air shipments and continued to advance electrification of our fleets

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Launched an injection pen recycling program in our Alliance Healthcare France and Alphega businesses in partnership with a manufacturer

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Focused on business continuity and resilience planning, including climate risk assessments, across three business units

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Conducted an organization-wide Employee Experience survey to provide an opportunity for team members to provide feedback

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Offered enhanced benefit programs to support holistic well-being and mental health for team members

Diversity, equity, and inclusion (DEI)	Healthy communities	Transparency and reporting

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Achieved the top possible score on the Disability Equality Index, an initiative that measures workplace disability inclusion

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Designed and launched a new required training for all team members to strengthen their knowledge and to activate inclusion in our culture

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Cencora’s Employee Resource Groups (ERGs) hosted numerous events and activities to celebrate shared backgrounds and experiences

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Cencora and the Cencora Impact Foundation donated over $12 million to communities supporting access to healthcare

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The Cencora Impact Foundation and the Cencora Team Assistance Fund together provided more than $280,000 in grants and support following the earthquake in Türkiye

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Our eighth annual ESG Report is scheduled for release in early 2024

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Disclosures continue to align with SASB, TCFD, GRI, UN SDGs and WEF Stakeholder Capitalism Metrics

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Incorporated ESG metrics in the short-term incentive program

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Refreshed our ESG governance to better reflect our global footprint as well as our global ESG priority topics

2024 Proxy Statement

4	Company highlights
Shareholder engagement
Shareholder engagement program
Maintaining regular dialogue with our shareholders is critically important to Cencora’s Board of Directors (the “Board”) and management team and ultimately to our success. The goal of our engagement and outreach efforts is to solicit feedback and understand and identify issues of importance to our shareholders. Additionally, we proactively communicate with the investment community and shareholders about our financial performance, operations and strategic developments through a year-round engagement program that includes the following:
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Quarterly earnings releases, investor presentations and conference calls;

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Conference calls, presentations and webcasts related to specific developments;

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Participation in numerous healthcare investor conferences with webcasted presentations;

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In-person and telephonic meetings with investors and stakeholders;

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Proactive outreach to institutional investors, pension funds and governance professionals from our largest shareholders; and

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Our annual shareholders meeting that includes a Q&A session.

As part of our ongoing engagement program, we meet with shareholders throughout the year to discuss a broad range of topics, including strategic priorities, risk management, corporate governance and executive compensation, and ESG initiatives. Members of our Board and management team participate in these engagements and incorporate feedback from shareholders into their decision-making processes, where appropriate.
Year-round shareholder engagement informs the Board’s decision-making process
2024 Proxy Statement

Company highlights	5
Extensive shareholder outreach and engagement(1)
During fiscal 2023, we reached out to shareholders representing a majority of our outstanding common stock (“Common Stock”) as of September 30, 2023, as well as proxy advisory firms, industry groups, and our shareholder proposal proponent. One of our independent directors participated in select engagements. We appreciate the opportunity to hear direct feedback from our shareholders.
Shareholder feedback themes
We discussed a range of important topics with shareholders during fiscal 2023, including Board composition and succession planning, the evolution of our global brand to Cencora, governance matters, executive compensation (including the addition of an ESG metric for fiscal 2023), ESG initiatives and reporting, and Board oversight of risk.
Throughout these conversations, we heard positive feedback from shareholders regarding our governance, compensation, and environmental and social practices. In response to feedback from shareholders, we have enhanced disclosure in this proxy statement regarding the Compensation & Succession Planning Committee’s (the “Compensation Committee”) decision-making process.
2024 Proxy Statement

6
Proxy statement summary
This summary provides highlights of selected information about Cencora, Inc. (the “Company,” “Cencora,” “we,” “our” or “us”) from this proxy statement. Please review the entire document before voting. All of our 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) materials are available at investor.cencora.com.
Voting roadmap
2024 Proxy Statement

Proxy statement summary	7
Director nominee snapshot(1)

Independence

82%
9 Independent

Diversity

54%
Overall diversity
36% Gender
18% Ethnic/Racial

Age

64
Average Age
1 40s
1 50s
5 60s
4 70s

Tenure

7 yrs.
Average Tenure
5 0-5 yrs.
3 6-10 yrs.
3 >11 yrs.

(1)
Sets forth information regarding the self-identification selections that our directors consented to be disclosed in the proxy statement.

Our Board’s skills and experience
Our director nominees are a diverse group of skilled leaders who bring relevant experience and qualifications that enable the Board to effectively provide oversight to our management team and our long-term strategy and execution.
2024 Proxy Statement

8	Proxy statement summary
2024 Board nominee highlights
2024 Proxy Statement

Proxy statement summary	9
Fiscal 2023 executive compensation design overview(1)
(1)
Long-Term Incentives representation reflects grant date value of FY23 awards.

(2)
Adjusted Free Cash Flow, Adjusted EPS, and Adjusted Operating Income are non-GAAP financial measures. See Appendix A for additional information regarding non-GAAP financial measures, including definitions and GAAP to non-GAAP reconciliations. For a comprehensive discussion of our GAAP financial results beyond those discussed in Appendix A, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

2024 Proxy Statement

10
Board and governance matters
Item
1

Election of directors
Directors are elected annually. Any nominee who is elected to serve as a director at our 2024 Annual Meeting will be elected to serve a term of one year and is expected to hold office until the 2025 Annual Meeting of Shareholders and until their successors are elected and qualified. Similarly, any director who is appointed to fill a vacancy on the Board will serve until the next annual meeting of shareholders after his or her appointment and until his or her successor is elected and qualified.
Each nominee for director has consented to his or her nomination and, so far as the Board and management are aware, intends to serve a full term as a director if elected. However, if any of the nominees should become unavailable or unable to stand for election prior to the 2024 Annual Meeting, the shares represented by proxies may be voted for the election of substitute nominees selected by the Board.
We recommend that you vote FOR the election of each of the eleven nominees named in this proxy statement to the Board of Directors.

2024 Proxy Statement

Board and governance matters	11
Our Board of Directors
Board size and director nominees
Our Board currently has 12 members, 11 of whom are standing for re-election at the 2024 Annual Meeting. As of the 2024 Annual Meeting, the size of the Board will be reduced from 12 members to 11. As previously announced, Henry W. McGee is not standing for re-election at the 2024 Annual Meeting. We thank Mr. McGee for his service.
The director nominees are listed below. Biographical information about our director nominees can be found on pages 14-19.
• Ornella Barra • Werner Baumann • Steven H. Collis • D. Mark Durcan	• Richard W. Gochnauer • Lon R. Greenberg • Kathleen W. Hyle • Lorence H. Kim, M.D.	• Redonda G. Miller, M.D. • Dennis M. Nally • Lauren M. Tyler
Director independence

Except for Ms. Barra (who is the Walgreens Boots Alliance designated director) and Mr. Collis (who is an executive officer of the Company), all of the director nominees are independent. Our corporate governance principles require us to maintain a minimum of 70% independent directors on our Board. If the eleven director nominees are elected at the 2024 Annual Meeting, nine out of eleven directors then serving will be independent.

The Board has adopted guidelines in our corporate governance principles to assist it in making independence determinations, which meet or exceed the independence requirements set forth in the New York Stock Exchange (“NYSE”) listing standards. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with Cencora.
With the assistance of legal counsel, our Board reviewed the applicable legal standards for director and Board committee member independence. In undertaking its review, the Board considered that some of our directors serve on the board of directors or as executive officers of companies for which we perform (or may seek to perform) drug distribution and other services in the ordinary course of business. As a result of this review, the Board determined that each of the following current directors and director nominees is independent: Werner Baumann; D. Mark Durcan; Richard W. Gochnauer; Lon R. Greenberg; Kathleen W. Hyle; Lorence H. Kim, M.D.; Henry W. McGee; Redonda G. Miller, M.D.; Dennis M. Nally; and Lauren M. Tyler.
Our Board also determined that each of the members of our Audit Committee, Compensation Committee and Governance, Sustainability & Corporate Responsibility Committee (the “Governance Committee”) are independent, in accordance with the independence requirements set forth in their charters, the applicable NYSE listing standards and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”). None of the members of these committees receives any consulting or advisory fee from us other than compensation as non-employee directors.
Additionally, there are no family relationships among Cencora’s directors and executive officers.
2024 Proxy Statement

12	Board and governance matters
Identification and evaluation of director nominees and overboarding policy
Our Governance Committee seeks director nominees who possess qualifications, experience, attributes and skills that will enable them to contribute meaningfully to the leadership of our Board and to effectively guide and supervise management in driving Cencora’s growth and financial and operational performance. Each director nominee should:
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possess the highest personal and professional ethics, integrity and values;

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be committed to representing the long-term interests of our shareholders; and

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have an inquisitive and objective perspective, practical wisdom and mature judgment.

Each director nominee should also have sufficient time to effectively carry out his or her duties as a director. Pursuant to our corporate governance principles, our Chief Executive Officer (“CEO”) may serve on no more than one other public company board and our other director nominees may serve on no more than three other public company boards. In addition, our Governance Committee has identified the following expertise, experience, attributes and skills that are particularly relevant to Cencora:
• corporate governance • distribution and logistics • executive leadership • financial literacy • global markets	• healthcare • information technology (including cybersecurity) • regulatory • risk oversight	• sustainability and corporate responsibility • talent management and executive compensation
Board succession

We are committed to Board succession planning and recognize the value in adding directors with new perspectives to our Board. The Board review process involves discussion and planning for both Board succession and committee rotation. To support this process, the Board maintains certain policies regarding director retirement. Pursuant to our corporate governance principles, a director will offer to resign at the annual meeting of shareholders following his or her 75th birthday and a director will tender his or her resignation for consideration by the Governance Committee when his or her employment or principal business association changes materially. Additionally, a director who is an employee will resign when he or she retires or is no longer employed by us. The Board also rotates committee chairs on a regular basis.

To further our commitment to ensuring meaningful Board refreshment, in 2022, the Board adopted a mandatory term limit, pursuant to which any director initially elected or appointed to the Board after August 18, 2022 will offer to resign at the annual meeting of shareholders following his or her 15th anniversary as a director.
2024 Proxy Statement

Board and governance matters	13
Diversity
We seek individuals with diverse backgrounds, skills and expertise to serve on our Board. We believe that diversity is essential to encourage fresh perspectives, enrich the Board’s deliberations and avoid the dominance of a particular individual or group over the Board’s decisions. In accordance with our corporate governance principles and the Governance Committee charter, the Governance Committee has formalized its diversity focus to include, and have any search firm that it engages include, women and ethnically and racially diverse candidates in the pool from which the committee selects new director candidates. The Governance Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Accordingly, all potential director nominees, including shareholder nominees, are assessed using the criteria outlined above. The Governance Committee may consider and evaluate director nominees identified by our shareholders as described below in the section titled “Shareholder recommendations for director nominees.”
	Gender		Race/ethnicity			Born Outside of the U.S.
Director nominee	Female	Male	African American/ Black	Asian	White
Ornella Barra
Werner Baumann
Steven H. Collis
D. Mark Durcan
Richard W. Gochnauer
Lon R. Greenberg
Kathleen W. Hyle
Lorence H. Kim, M.D.
Redonda G. Miller, M.D.
Dennis M. Nally
Lauren M. Tyler
Audit committee financial experts
The Board has determined that each of Mr. Nally and Mr. Gochnauer is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Nally serves as chair of the Audit Committee. A description of the financial expertise of Mr. Nally and Mr. Gochnauer accompanies their biographies on pages 19 and 16, respectively.
2024 Proxy Statement

14	Board and governance matters
Biographies of our director nominees
Walgreens Boots Alliance’s designated director nominee
Pursuant to the Amended and Restated Shareholders Agreement (the “Shareholders Agreement”) between Cencora and Walgreens Boots Alliance, Inc. (“WBA”), WBA has the right to designate a director to our Board once WBA and certain of its subsidiaries collectively own five percent or more of our Common Stock. On May 1, 2014, WBA notified us that it had acquired at least five percent of our Common Stock. Ms. Barra, Chief Operating Officer, International of WBA, has been designated by WBA to serve on our Board since, and was appointed to the Board on, January 16, 2015 and is a current nominee for election as director. In addition, under the Shareholders Agreement, if WBA and its subsidiaries acquires 19,859,795 shares of our Common Stock in the open market, WBA will be entitled to designate a second director to the Board. Per the terms of the Shareholders Agreement, for so long as WBA has a right to designate a director to the Board, subject to certain exceptions, including matters related to acquisition proposals, WBA and its subsidiaries will be obligated to vote their shares in accordance with our Board’s recommendations on all matters submitted to a vote of our shareholders.
Ornella Barra	Director since January 2015 Age 70

Professional experience
Ms. Barra has served on our Board since January 2015. She currently serves as Chief Operating Officer, International of Walgreens Boots Alliance, Inc. Previously, she served as Co-Chief Operating Officer of Walgreens Boots Alliance, Inc. from June 2016 until April 2021. Ms. Barra served as Executive Vice President of Walgreens Boots Alliance, Inc. and President and Chief Executive of Global Wholesale and International Retail from February 2015 until June 2016. Ms. Barra served as Chief Executive, Wholesale and Brands of Alliance Boots GmbH from September 2013 until January 2015 and as Chief Executive of the Pharmaceutical Wholesale Division of Alliance Boots GmbH from January 2009 until September 2013. Prior to her role as Chief Executive of the Pharmaceutical Wholesale Division, Ms. Barra was the Wholesale and Commercial Affairs Director and a Board member of Alliance Boots plc. Prior to the merger of Alliance UniChem Plc and Boots Group plc, Ms. Barra served on the Board of Alliance Participations Limited. Ms. Barra is an honorary Professor of the University of Nottingham’s School of Pharmacy and is a member of the Advisory Council of SDA School of Management, Bocconi University. Ms. Barra was formerly a member of the Board of Directors of Assicurazioni Generali S.p.A., one of the largest Italian insurance companies, from April 2013 to April 2019. Ms. Barra was a member of the Board of Directors of Alliance Boots GmbH between June 2007 and February 2015, and was Chair of its Corporate Social Responsibility Committee from 2009 to 2014. She serves as a member of the Board of International Federation of Pharmaceutical Wholesalers, Inc.
Committees • Compliance & Risk • Finance Other current public company boards • None

Qualifications and expertise
•
Global Markets. Demonstrates expertise and understanding of global markets by leading and expanding international wholesale and retail operations of multinational company.

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Healthcare and Distribution Expertise. Heads global wholesale and international retail operations for Walgreens Boots Alliance, Inc. Acquired extensive experience in pharmaceutical wholesale distribution and pharmaceutical retail industries through long career at Alliance Boots GmbH and predecessor companies, and trained as a pharmacist.

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Risk Oversight. Serves as Chief Operating Officer, International of Walgreens Boots Alliance, Inc. and served as a director of one of the largest insurance companies in Italy.

•
Sustainability & Corporate Responsibility. Serves as Chair of the ESG Committee of Walgreens Boots Alliance, Inc.

2024 Proxy Statement

Board and governance matters	15
Werner Baumann Independent	Director since October 2023 Age 61

Professional experience
Mr. Baumann has served on our Board since October 2023. He previously served as Chief Executive Officer and Chairman of the Board of Management of Bayer AG from May 2016 until his retirement in May 2023, and as Chief Sustainability Officer from January 2020 to May 2023. Mr. Baumann joined Bayer AG in 1988 and held numerous positions of increasing responsibility at the company, including positions on the Board of Management of Bayer AG as Chief Financial Officer from 2010 to 2014 and Chief Strategy and Portfolio Officer from 2014 to 2016.
Committees • None Other current public company boards • None

Qualifications and expertise
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Healthcare and Distribution Expertise. Has held various senior executive leadership positions and has extensive business and operating experience in and knowledge of the healthcare distribution and services market.

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Global Markets. Extensive experience leading a multinational company with significant international operations.

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Governance and Risk Oversight. Served as Chief Executive Officer and Chairman of the Board of Management and Chief Sustainability Officer of Bayer AG, and previously served as CFO and Chief Strategy and Portfolio Officer of Bayer AG.

Steven H. Collis Chairman of the Board since March 2016	Director since May 2011 Age 62

Professional experience
Mr. Collis is the President and Chief Executive Officer of Cencora, Inc. and has served in this position since July 2011. He has been a member of our Board since 2011 and has served as our Board’s Chairman since March 2016. From November 2010 to July 2011, Mr. Collis served as President and Chief Operating Officer of AmerisourceBergen Corporation. He served as Executive Vice President and President of AmerisourceBergen Drug Corporation from September 2009 to November 2010, as Executive Vice President and President of AmerisourceBergen Specialty Group from September 2007 to September 2009 and as Senior Vice President of AmerisourceBergen Corporation and President of AmerisourceBergen Specialty Group from August 2001 to September 2007. Mr. Collis has held a variety of other positions with Cencora and its predecessors since 1994. Mr. Collis is a member of the American Red Cross Board of Governors and the Board of International Federation of Pharmaceutical Wholesalers, Inc. He served as a member of the Board of Thoratec Corporation from 2008 to 2015 and as a member of the Board of CEOs Against Cancer (PA Chapter) from 2014 to 2019.
Committees • Executive (Chair) Other current public company boards • None

Qualifications and expertise
•
Healthcare and Distribution Expertise. Has held various senior executive leadership positions with Cencora, Inc. and has extensive business and operating experience in wholesale pharmaceutical distribution and knowledge of the healthcare distribution and services market.

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Global Markets. Leads a multinational company that has significantly expanded international operations.

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Governance and Risk Oversight. Serves as Chairman, President and Chief Executive Officer of Cencora, Inc. and previously served as director of Thoratec Corporation.

2024 Proxy Statement

16	Board and governance matters
D. Mark Durcan Lead Independent Director since 2023	Director since September 2015 Age 62

Professional experience
Mr. Durcan has served on our Board since September 2015 and as Lead Independent Director since March 2023. He served as Chief Executive Officer and Director of Micron Technology, Inc. from February 2012 until his retirement in May 2017. Mr. Durcan served as President and Chief Operating Officer of Micron Technology, Inc. from June 2007 to February 2012, as Chief Operating Officer from February 2006 to June 2007, and as Chief Technology Officer from June 1997 to February 2006. Between 1984 and February 2006, Mr. Durcan held various other positions with Micron Technology, Inc. and its subsidiaries and served as an officer from 1996 through his retirement. Mr. Durcan served as a director of MWI Veterinary Supply, Inc. from March 2014 until its acquisition by AmerisourceBergen in February 2015. Mr. Durcan has served as a director for Advanced Micro Devices since October 2017 and for ASML Holding NV since April 2020. He previously served as a director of Veoneer from April 2018 to April 2022 and served as a director at Freescale Semiconductor, Inc. from 2014 through 2015. Mr. Durcan has been a director for St. Luke’s Health System of Idaho since February 2017 and has served on the Board of Trustees of Rice University since June 2020. He has also served on the Semiconductor Industry Association Board and the Technology CEO Council.
Committees • Executive Other current public company boards • ASML Holding NV (Nasdaq: ASML) • Advanced Micro Devices, Inc. (Nasdaq: AMD)

Qualifications and expertise
•
Financial Expertise. Brings substantial experience in the areas of finance, executive leadership and strategic planning in his former roles as Chief Executive Officer and Chief Operating Officer of Micron Technology, Inc.

•
Global Markets. Contributes deep understanding of global markets and extensive experience in managing global manufacturing, procurement, supply chain and quality control for a multinational corporation and, as former member of the Board of MWI Veterinary Supply, Inc., has important insight into wholesale distribution of animal health products.

•
Information Technology. Has unique and in-depth knowledge of technology and experience overseeing technological innovation.

Richard W. Gochnauer Independent	Director since September 2008 Age 74

Professional experience
Mr. Gochnauer has served on our Board since September 2008. He served as Chief Executive Officer of United Stationers Inc. from December 2002 until his retirement in May 2011 and as Chief Operating Officer of United Stationers Inc. from July 2002 to December 2002. Mr. Gochnauer served as Vice Chairman and President, International, and President and Chief Operating Officer of Golden State Foods Corporation from 1994 to 2002. He currently serves as a member of the Boards of Golden State Foods Corporation, Vodori Inc., and Rush University Medical Center and previously served as a director of UGI Corporation from 2011 until 2020, Fieldstone Communities, Inc. from 2000 to 2008 and United Stationers Inc. from July 2002 to May 2011. Mr. Gochnauer is also a member of the Center for Higher Ambition Leadership and Lead Director for SC Master Fund.
Committees • Audit • Compliance & Risk Other current public company boards • None

Qualifications and expertise
•
Distribution and Logistics. Provides strategic direction and valuable perspective on measures to drive growth and compete effectively in the distribution business gained through his management of diverse distribution businesses.

•
Governance Experience. Serves as a director of Golden State Foods Corporation and held senior executive leadership roles at United Stationers Inc. and Golden State Foods Corporation.

•
Risk Oversight. Extensive experience overseeing the management of risk on an enterprise-wide basis.

2024 Proxy Statement

Board and governance matters	17
Lon R. Greenberg Independent	Director since May 2013 Age 73

Professional experience
Mr. Greenberg has served on our Board since May 2013. He served as Chairman of UGI Corporation’s Board of Directors from 1996 until January 2016 and as director of UGI Utilities, Inc. and AmeriGas Propane, both UGI Corporation subsidiaries. Mr. Greenberg served as Chief Executive Officer of UGI Corporation from 1995 until his retirement in April 2013. Mr. Greenberg served in various leadership positions throughout his tenure with UGI Corporation. Mr. Greenberg is a member of the Board of Trustees of Temple University and the Board of Directors of The Philadelphia Foundation. He also serves as Chairman of the Board of Directors of Temple University Health System. He previously served as a member of the Boards of Aqua America, Inc. (now known as Essential Utilities, Inc.), Ameriprise Financial, Inc., Fox Chase Cancer Center and the United Way of Greater Philadelphia and Southern New Jersey.
Committees • Compliance & Risk (Chair) • Executive • Governance, Sustainability & Corporate Responsibility Other current public company boards • None

Qualifications and expertise
•
Financial Expertise. Brings financial literacy and sophistication acquired through various executive, legal and corporate roles, as well as prior membership on the boards of other NYSE-listed companies.

•
Global Markets. Has valuable business and executive management experience in distribution and global operations acquired as Chief Executive Officer of UGI Corporation.

•
Healthcare Expertise. Contributes experience and knowledge of the healthcare industry from his perspective as a former director of healthcare organizations.

•
Governance and Regulatory Experience. Served as Chief Executive Officer and Chairman of the Board of UGI Corporation, and as a director of Aqua America, Inc. (now known as Essential Utilities, Inc.) and Ameriprise Financial, Inc.

Kathleen W. Hyle Independent	Director since May 2010 Age 65

Professional experience
Ms. Hyle has served on our Board since May 2010. She served as Senior Vice President of Constellation Energy and Chief Operating Officer of Constellation Energy Resources from November 2008 until March 2012. Ms. Hyle served as Chief Financial Officer for Constellation Energy Nuclear Group and for UniStar Nuclear Energy, LLC from June 2007 to November 2008. Prior to joining Constellation Energy in 2003, Ms. Hyle served as the Chief Financial Officer of ANC Rental Corp., Vice President and Treasurer of Auto-Nation, Inc., and Vice President and Treasurer of Black & Decker Corporation. She previously served on the Board of Directors of Bunge Limited from 2012 to 2023, including as Chair from 2018 to 2023. She also serves as a member of the Board of X Energy, LLC and a member of WKW LLC. Ms. Hyle is a former member of the Board of Sponsors for the Loyola University Maryland Sellinger School of Business and Management and a former member of the Board of Trustees of CenterStage, a non-profit theatre in Baltimore, MD.
Committees • Compensation & Succession Planning (Chair) • Executive • Finance Other current public company boards • None

Qualifications and expertise
•
Financial Expertise. Provides insight into internal control over financial reporting and risk management processes.

•
Governance and Risk Oversight. Former Chair of the Board of Directors of Bunge Limited and former director of The ADT Corporation.

•
Risk Management. Held senior management positions at Constellation Energy, ANC Rental Corp., and Black & Decker Corporation and brings extensive experience in management, operations, capital markets, international business, financial risk management and regulatory compliance.

2024 Proxy Statement

18	Board and governance matters
Lorence H. Kim, M.D. Independent	Director since October 2022 Age 49

Professional experience
Dr. Kim has served on our Board since October 2022 and currently is a Venture Partner at Ascenta Capital. He served as a Venture Partner at Third Rock Ventures from September 2020 to December 2022. He served as Chief Financial Officer of Moderna, Inc. from April 2014 to June 2020. From July 2000 to April 2014, Dr. Kim held a number of positions at Goldman, Sachs & Co., most recently as Managing Director and Co-Head, Biotechnology Investment Banking. Dr. Kim has served as a director of Revolution Medicines, Inc., since July 2022, and has served as a director of TD Cowen (formerly Cowen, Inc.) since February 2022. Dr. Kim is currently a member of the American Red Cross Board of Governors. He previously served as a member of the Board of Directors of Seres Therapeutics from October 2014 to June 2020.
Committees • Compensation & Succession Planning • Executive • Finance (Chair) Other current public company boards • Revolution Medicines, Inc. (Nasdaq: RVMD)

Qualifications and expertise
•
Financial Expertise. Dr. Kim’s professional background, including as CFO of Moderna, Inc., has provided him with extensive experience in biotechnology finance.

•
Healthcare Expertise. Contributes experience and knowledge of the healthcare industry from his experience as a medical doctor, his background in healthcare investment banking at Goldman Sachs and as a member of the Board of Governors of the American Red Cross.

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Governance and Risk Oversight. Current member of the Boards of TD Cowen and Revolution Medicines, Inc. and past director at Seres Therapeutics, Inc. and other biotech companies.

•
Risk Management. Brings extensive experience in management, operations, capital markets, international business, financial risk management and regulatory compliance.

Redonda G. Miller, M.D. Independent	Director since January 2023 Age 57

Professional experience
Dr. Miller has served on our Board since January 2023. She has served as the President of The Johns Hopkins Hospital since 2016. Previously, Dr. Miller was Chief Medical Officer and Senior Vice President of Medical Affairs of The Johns Hopkins Hospital and Health System from 2016 to 2017, and Chief Medical Officer and Vice President of Medical Affairs of The Johns Hopkins Hospital and Health System from 2009 to 2016. Dr. Miller has been an associate professor in the Department of Medicine at The Johns Hopkins University since 2006. From November 2021 to October 2022, she was a non-executive director at Invivyd, Inc. (formerly Adagio Therapeutics, Inc.). Dr. Miller is a member of the Board of Directors of Gilchrist Hospice Care, Inc. and a member of the Board of Directors of Turnaround Tuesday Inc.
Committees • Compliance & Risk • Governance, Sustainability & Corporate Responsibility Other current public company boards • None

Qualifications and expertise
•
Healthcare Expertise. Brings substantial experience in healthcare as a physician and through various roles at The Johns Hopkins Hospital and Health System.

•
Governance and Risk Oversight. Currently the president of The Johns Hopkins Hospital, one of the top medical centers in the United States.

2024 Proxy Statement

Board and governance matters	19
Dennis M. Nally Independent	Director since January 2020 Age 71

Professional experience
Mr. Nally has served on our Board since January 2020. He served as Chairman of PricewaterhouseCoopers International Ltd., the coordinating and governance entity of the PwC network, from 2009 to 2016. From 2002 to 2009, he served as Chairman and Senior Partner of the U.S. firm PricewaterhouseCoopers LLP. He joined PricewaterhouseCoopers LLP in 1974 and became partner in 1985, serving in numerous leadership positions within the organization, including National Director of Strategic Planning, Audit and Business Advisory Services Leader and Managing Partner. Mr. Nally is a member of the Boards of Morgan Stanley and Globality, Inc.
Committees • Audit (Chair) • Compensation & Succession Planning • Executive • Special Litigation Other current public company boards • Morgan Stanley (NYSE: MS)

Qualifications and expertise
•
Financial Expertise. Has extensive knowledge of financial statements, accounting principles and practices, internal control over financial reporting and risk management processes.

•
Governance and Risk Oversight. Experience as a director at Morgan Stanley and as senior executive at PricewaterhouseCoopers provides Mr. Nally with expertise in highly regulated industries.

Lauren M. Tyler Independent	Director since October 2023 Age 61

Professional experience
Ms. Tyler has served on our Board since October 2023. Since 2015, she has served as Executive Vice President and Global Head of Human Resources at J.P. Morgan Asset & Wealth Management. Prior to this role, Ms. Tyler served in various leadership roles at JPMorgan Chase & Co., including as Global Chief Auditor and Global Head of Investor Relations. Ms. Tyler is a seasoned financial executive with 35 years of experience in private equity, investment banking and finance. Ms. Tyler previously served on the Board of Directors of Alleghany Corporation from January 2019 until its acquisition by Berkshire Hathaway in October 2022.
Committees • None Other current public company boards • None

Qualifications and expertise
•
Financial Expertise. Extensive business experience in private equity, investment banking, finance, and accounting.

•
Talent Management and Executive Compensation. Several years of experience as the global HR leader for J.P. Morgan Asset & Wealth Management and prior public company compensation committee service.

•
Risk Oversight. Experience as a director of public and private companies and prior service as Global Chief Auditor for JP Morgan Chase & Co.

2024 Proxy Statement

20	Board and governance matters
Director elections
Our bylaws and corporate governance principles provide for a majority vote standard for the election of directors. Under the majority vote standard, each director must be elected by a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote. A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director. A plurality voting standard will apply instead of a majority voting standard if there is a contested election. A “Contested Election” means any meeting of shareholders at which the number of nominees for election of directors exceeds the number of directors to be elected as of the tenth day preceding the date that we first mail our notice of meeting for such meeting to our shareholders.
Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the required votes for re-election, the director remains in office until a successor is elected and qualified. Our bylaws and corporate governance principles require each director nominee to tender an irrevocable resignation prior to the applicable meeting of shareholders and include post-election procedures in the event an incumbent director does not receive the required votes for re-election, as follows:
•
The Governance Committee shall make a recommendation to the Board as to whether to accept the previously tendered resignation of the director;

•
The Board will act on the Governance Committee’s recommendation; and

•
The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation.

Shareholder recommendations for director nominees
The advance notice provision for nomination of directors in our bylaws allows a shareholder to propose nominees for consideration by the Governance Committee by submitting specified information regarding the shareholder and the proposed nominee, including the name, appropriate biographical information and qualifications of the proposed nominee. In order to be considered for the 2025 Annual Meeting of Shareholders, this and other information required under the advance notice provision must be provided to us in writing to: Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428, no earlier than November 12, 2024 and no later than December 12, 2024.
The proxy access provisions in our bylaws allow an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our Common Stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. Loaned stock that can be recalled within three days may count towards an eligible shareholder’s 3% beneficial ownership requirement, which must be maintained at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the following two years. Provisions in the Shareholders Agreement with WBA would not permit WBA to use proxy access. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting. Information required under the proxy access provision must be provided to us in writing to: Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428, no earlier than September 1, 2024 and no later than October 1, 2024 to be considered for the 2025 Annual Meeting of Shareholders. In considering any nominee proposed by a shareholder in accordance with the requirements set forth in our bylaws, the Governance Committee will reach a conclusion based on the nominee evaluation criteria described under “Identification and evaluation of director nominees and overboarding policy” beginning on page 12 of this proxy statement. After full consideration, the shareholder proponent will be notified of the decision of the committee.
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Board and governance matters	21
Corporate governance
Board and governance practices
Together with the charters of the Board committees, our Board-adopted corporate governance principles provide the framework for the governance of Cencora. Our corporate governance principles clearly delineate the authority and roles of the Chairman of the Board and the Lead Independent Director in the leadership of the Board, mandate the independence of the committee chairs and all the members of our Audit, Compensation and Governance Committees, and affirm non-employee directors’ access to managers and team members outside the presence of our executives. The corporate governance principles address a variety of governance issues in addition to leadership structure, including those discussed under the headings “Board committees,” “Code of ethics” and “Shareholder recommendations for director nominees.” The Board reviews and updates the corporate governance principles and the committee charters from time to time to reflect leading corporate governance practices.
Our corporate governance principles and the charters of the Audit Committee, the Compensation Committee, the Compliance & Risk Committee, the Finance Committee and the Governance Committee have been posted on our website at investor.cencora.com/governance/committees.
Enabling effective oversight of management

Majority of director nominees are independent (nine out of eleven)

All members of the Audit, Compensation, and Governance Committees are independent

Lead Independent Director with clearly-defined responsibilities (see page 22)

Thoughtful succession planning process in place for Board and CEO

Full Board plays an active role in risk oversight and regularly receives reports on risk exposure from management

Board oversight of ESG reporting and disclosure practices

Board oversight of enterprise risk management and legal and regulatory compliance

Strict overboarding policy for our CEO and non-employee directors (see page 12)

Tenure policy and regular refreshment of the Board and its committee chairs (see page 12)

Comprehensive annual review process for the Board and each of its committees (see page 32)

Robust shareholder communication and engagement

Director stock ownership guidelines

Enabling accountability to our shareholders
Majority vote standard Removal of directors with or without cause Right to call special meetings at 25% Proxy access	No supermajority requirement Declassified Board with annual election of all directors No cumulative voting
Board structure and operations
Our Board provides guidance and critical review of our governance, strategic initiatives, talent management, and risk management processes.
Our Board also ensures that we have an effective management team in place to run our business and serves to protect and advance the long-term interests of our shareholders. The role of our senior executives is to develop and implement a strategic business plan for Cencora and to grow our business.
Our employees conduct our business under the direction of our Chairman, President and CEO and with the independent oversight of our Board, including our Lead Independent Director. To enhance its oversight function, our Board is composed of directors who are not employed by us, with the exception of Mr. Collis.
Our Board has meaningful measures in place to facilitate strong independent oversight: the Lead Independent Director has clearly articulated and extensive authority and responsibilities in the Board’s governance and functions.
2024 Proxy Statement

22	Board and governance matters
Lead independent director
Mr. Durcan began his service as our Lead Independent Director immediately following the 2023 Annual Meeting of Shareholders. The Board continues to believe that Mr. Durcan provides sound independent leadership in the boardroom. He brings important skills and qualifications to the role, including substantial experience in strategic planning, global markets and technological innovation gained through his experience as a Chief Operating Officer and CEO of a publicly traded company and his service on other public company boards. Mr. Durcan also has strong working relationships with his fellow directors.
The Lead Independent Director’s robust and comprehensive authority is as follows:

presides at all meetings of the Board at which the Chairman is not present calls, sets the agenda for and chairs executive sessions of the non-employee directors has authority to call a Board meeting and/or a meeting of non-employee directors approves Board meeting agendas and schedules to ensure that there is sufficient time for discussion of all agenda items meets one-on-one with the Chairman after each regularly scheduled Board meeting serves as a liaison between the Chairman and the non-employee directors serves on the Executive Committee

advises the chairs of the Board committees and assists them in the management of their workloads with the chair of the Compensation Committee, takes a leading role in succession planning for the Chief Executive Officer supports the chair of the Governance Committee in overseeing the annual self-assessment process for the Board and each committee, interviewing and recommending candidates for the Board and recommending Board committee assignments is available for communication and consultation with major shareholders upon request on appropriate topics performs such other functions and responsibilities as set forth in our corporate governance principles or as requested by the Board or the non-executive directors from time to time

The Board maintains processes that provide it with opportunities to examine and reassess the effectiveness of our leadership structure, including the performance of our Chairman and our Lead Independent Director. These topics are reviewed through annual evaluations, under the oversight of our Governance Committee. The Compensation Committee, in accordance with its charter and under the oversight of the Lead Independent Director, will also annually review the performance of, and succession plan for, the CEO.
Chairman
Our Board has always retained the flexibility to determine the optimal leadership structure for the Company and our shareholders because our shareholders benefit most when our Board has the freedom to make decisions that are in the best interests of the Company, rather than pursuant to a predetermined policy. As provided for in our corporate governance principles, if the Chairman is not an independent member of the Board, then a Lead Independent Director must be elected annually from among the independent directors by a majority vote of the independent directors. We believe that this leadership structure fosters innovative, responsive, and strong leadership for the Company as a whole.
The Chairman’s primary responsibility is to set the agenda for the Board in coordination with the Lead Independent Director and to facilitate communications among our directors and between the Board and senior management. Mr. Collis has served as President and CEO since July 2011 and as Chairman since March 2016. As Chairman, President and CEO, Mr. Collis ensures that the Board’s agenda and discussions address strategic planning as well as key business issues and risks that he encounters in daily operations. Through its annual review process, the Board has determined that it remains in the best interests of the Company and its shareholders for him to serve in both roles at this time, with a Lead Independent Director serving as a counterbalance. Mr. Collis is uniquely suited to serve in this combined role due to his knowledge of the Company and his experience in the industry, and it enables him to effectively and efficiently execute our strategic initiatives. In November 2018, the Board determined that it was in the best interests of the Company to split the role of Chairman of the Board and CEO in the future, commencing with the Company’s next CEO. At that time, the Chairman role will be assumed by an independent director.
2024 Proxy Statement

Board and governance matters	23
Board committees
There are five standing committees of the Board which, together with the Executive Committee, are the primary committees with delegated oversight of the Company’s operations: Audit Committee; Compensation Committee; Compliance & Risk Committee; Finance Committee; and Governance Committee.
Our Audit, Compensation, and Governance Committees are each chaired by and composed solely of independent directors; a majority of the directors serving on our Compliance & Risk Committee and Finance Committee are independent directors; and our non-employee directors are encouraged to, and often do, have direct contact with our senior managers outside the presence of our executive officers. Our Executive Committee is composed of our Chairman, Lead Independent Director and the chairs of the five standing committees and has authority to act in between regularly scheduled meetings of the Board. The Chairman serves as the chair of the Executive Committee.
The Board believes that changing committee assignments from time to time strengthens our corporate governance practices and enhances each committee’s objective review of management.
Our governance structure establishes a dynamic leadership role for the Lead Independent Director which, together with independent committee leadership, provides a meaningful counterbalance to the executive Chairman and maintains independent and effective oversight of management.
Audit Committee
Committee Members Dennis M. Nally (Chair) Richard W. Gochnauer Henry W. McGee	Report The Report of the Audit Committee is on page 83	All members of the Audit Committee are independent | Meetings in fiscal 2023: 9
Key responsibilities

•
Appoints, and has authority to terminate, our independent registered public accounting firm.

•
Pre-approves all audits and permitted non-audit services provided by the Company’s independent registered public accounting firm.

•
Reviews and discusses the independence of our independent registered public accounting firm.

•
Reviews and discusses with management and our independent registered public accounting firm the Company’s audited financial statements and interim quarterly financial statements as well as management’s discussion and analysis of the statements as set forth in Forms 10-K and 10-Q filed with the SEC.

•
Issues the audit committee report as required by SEC rules.

•
Discusses with management and/or our independent registered public accounting firm significant financial reporting issues, judgments made in connection with the preparation of our financial statements and the adequacy of our internal control over financial reporting.

•
Reviews the internal audit function, internal audit plans, internal audit reports and recommends changes, if necessary.

•
Reviews the appointment, performance and replacement of our chief audit executive.

•
Assists the Board with oversight of the Company’s compliance with legal and regulatory requirements, including, as appropriate, participating in oversight of enterprise risk management.

•
Discusses the Company’s guidelines, policies and practices with respect to the assessment, management and mitigation of risks.

•
Reviews and approves all related persons transactions in accordance with our Related Persons Transactions Policy.

•
Reviews our information technology security program and reviews and discusses the controls around cybersecurity, including the development of a cyber strategy and our business continuity and disaster recovery plans.

•
Establishes and oversees procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

2024 Proxy Statement

24	Board and governance matters
Compensation & Succession Planning Committee
Committee members Kathleen W. Hyle (Chair) Lorence H. Kim, M.D. Dennis M. Nally	Report The Compensation Committee Report is on page 61	All members of the Compensation & Succession Planning Committee are independent | Meetings in fiscal 2023: 6
Key responsibilities

•
Reviews and approves our executive compensation strategy and the levels and mix of compensation elements of total compensation for the President and CEO and executive management.

•
Evaluates performance of management annually.

•
Ensures that our executive compensation strategy aligns with shareholder interests.

•
Considers and approves any compensation practices related to ESG (including DEI) and coordinates with the Governance Committee on these practices, as appropriate.

•
Administers, monitors, and reviews the Company’s clawback policies and the clawback, recoupment and forfeiture provisions contained in the Company’s equity and cash incentive compensation programs.

•
Reviews and discusses with management the Compensation Discussion and Analysis and other disclosures about executive compensation that are required to be included in our proxy statement and Annual Report on Form 10-K.

•
Prepares a compensation committee report as required by SEC rules.

•
Establishes guidelines for the administration of, and grants awards under, our incentive compensation plans, including equity incentive plans, with discretion to adjust compensation upward or downward.

•
Has sole authority for retaining any consulting firm used to assist the committee in its evaluation of the compensation of the President and CEO or any other executive officer and for evaluating the independence of such consulting firm.

•
Monitors the activities of our internal Benefits Committee, including the Benefits Committee’s oversight of the administration and investment performance of our retirement plans.

•
Oversees the administration of our health and welfare plans.

•
Reviews with management and makes recommendations relating to succession planning and talent development.

•
The Compensation Committee has authority to delegate any of its responsibilities to a subcommittee or internal committee as the Compensation Committee may deem appropriate in its sole discretion.

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Board and governance matters	25
Compliance & Risk Committee
Committee members Lon R. Greenberg (Chair) Ornella Barra Richard W. Gochnauer Redonda G. Miller, M.D.	Meetings in fiscal 2023: 5
Key responsibilities

•
Oversees the implementation by management of an enterprise risk management program that is designed to assist the Company with monitoring and mitigating compliance, legal, regulatory, and operational risks related to the business, including emerging risks.

•
Assists the Board in its oversight of the Company’s compliance with legal and regulatory requirements and reviews all significant litigation and internal and government investigations, other than those matters reserved for the Audit Committee’s review and oversight, with the appropriate members of management.

•
Provides review and oversight of the Company’s compliance program and meets regularly with the Company’s Chief Compliance Officer to discuss matters within the committee’s oversight responsibility.

•
Reports to the Board regarding the Company’s compliance functions and related risks.

•
Oversees compliance with our Code of Ethics and Business Conduct.

•
Assists the Board with overseeing the Company’s Controlled Substances Monitoring Program, including through quarterly reports from the Chief Diversion Control Officer.

Finance Committee
Committee members Lorence H. Kim, M.D. (Chair) Ornella Barra Kathleen W. Hyle	Meetings in fiscal 2023: 5
Key responsibilities

•
Provides oversight of our capital structure and other issues of financial significance to the Company.

•
Reviews the capital structure of the Company and considers its funding and capital needs.

•
Reviews the adequacy of the Company’s liquidity, and proposed financing plans, credit facilities, and other financing transactions.

•
Reviews our dividend policy.

•
Reviews and proposes issuance or sale of our stock, stock repurchases, redemptions and splits.

•
Reviews financial strategies developed by management to meet changing economic and market conditions.

•
Reviews proposed major capital expenditures or commitments.

•
Reviews proposed material acquisitions, divestitures, joint ventures, and other transactions involving the Company and periodically reviews performance and progress of completed acquisitions and capital spending projects.

2024 Proxy Statement

26	Board and governance matters
Governance, Sustainability & Corporate Responsibility Committee
Committee members Henry W. McGee (Chair) Lon R. Greenberg Redonda G. Miller, M.D.	All members of the Governance, Sustainability and Corporate Responsibility Committee are independent | Meetings in fiscal 2023: 4
Key responsibilities

•
Reviews and makes recommendations to the Board about corporate governance and the Company’s corporate governance principles.

•
Identifies and discusses with management the risks, if any, relating to the Company’s corporate governance structure and practices.

•
Oversees the Company’s sustainability and corporate responsibility strategy and practices, including the Company’s ESG reporting and disclosure practices.

•
Oversees the Company’s social strategy and practices, including with respect to diversity, equity and inclusion (“DEI”).

•
Receives regular reports from the Company’s Global ESG Impact Council and oversees the Company’s support for charitable, educational and business organizations, including the Cencora Impact Foundation and the Cencora Team Assistance Fund.

•
Recommends selection and qualification criteria for directors and committee members and identifies and recommends qualified candidates to serve as directors of Cencora, including those recommended by shareholders. The committee includes, and has any search firm that it engages include, women and ethnically and racially diverse candidates in the pool from which the committee selects director candidates.

•
Reviews and makes recommendations relating to succession planning for our Board and Board committee leadership positions and prepares for Board vacancies.

•
Oversees orientation of directors and continuing education of directors in areas related to the work of our Board and the directors’ committee assignments.

•
Makes recommendations regarding the size and composition of our Board and the composition and responsibilities of Board committees.

•
Oversees the evaluation of our Board and the Board committees and reviews the committee assignments.

•
Reviews and makes recommendations to our Board regarding non-employee director compensation.

•
Has sole authority for retaining and terminating any third-party firm used to assist in the annual Board and Board committee evaluation and with evaluation of the compensation of directors, and for evaluating the independence of such firm.

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Board and governance matters	27
The Board’s role and responsibilities
Oversight of risk management
Our Board considers specific risk topics throughout the year, including risks associated with government regulation as well as with our strategic objectives, business plan, operations, distribution of controlled substances, ESG, compensation, information technology (including cybersecurity), and capital structure, among many others. Each quarter, our Chief Financial Officer reports to the Board on Cencora’s financial performance and explains how actual performance compares to our business plan. Our corporate officers and the leaders of our principal business units report regularly to the Board about the risks and exposures related to their areas of responsibility. The Board is informed about and regularly discusses our risk profile, including legal, regulatory and operational risks to our business.
We have a Chief Compliance Officer who oversees our corporate compliance program, including our:
•
Office of Compliance;

•
compliance audits;

•
compliance training;

•
compliance with our Code of Ethics and Business Conduct; and

•
reporting, investigation and corrective action program.

We also have an internal Compliance Committee composed of executive officers that supports the Chief Compliance Officer in fulfilling his or her responsibilities and driving corporate adherence to our compliance program, Code of Ethics and Business Conduct and related policies and procedures. Our Chief Legal Officer, Chief Compliance Officer and Chief Diversion Control Officer report to the Compliance & Risk Committee and to the full Board throughout the year on corporate compliance matters, the status of our compliance programs (including our diversion control program described below), calls to our hotline and any other material developments.
Each Board committee reports to the Board at every regular Board meeting on the topics discussed and actions taken at the most recent committee meeting. The Board discusses the risks and exposures, if any, involved in the matters or recommendations of the committees, as necessary.
2024 Proxy Statement

28	Board and governance matters
Role of the Board, committees and management
The Board executes its oversight responsibility for risk management directly and through its five standing committees, as follows:
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29
Oversight of controlled substances
The Board oversees our compliance policies and practices, including our sophisticated diversion control program through which the Company provides daily reports directly to the Drug Enforcement Administration (“DEA”) about the quantity, type, and receiving pharmacy of every order of controlled substances we distribute. Additionally, the Board periodically visits Company facilities, which provides the directors with an opportunity to observe the Company’s operations and to interact with employees outside of the boardroom.
Cencora has a longstanding commitment to ensuring a safe and efficient pharmaceutical supply chain. Our wholesale pharmaceutical distribution business plays a key, but specific, role of providing safe access to thousands of important medications to enable healthcare providers to serve patients with a wide array of clinical needs across the healthcare spectrum. We have taken substantial steps to help prevent the diversion of controlled substances and are committed to joining other healthcare stakeholders, government entities, civic organizations, law enforcement agencies and individuals to help address the opioid epidemic.
Our Board oversees risk management and considers specific risk topics on an ongoing basis, including risks associated with the Company’s distribution of opioid medications. Our Compliance & Risk Committee provides further oversight on these matters and expertise at the Board level. The Board (and/or the Compliance & Risk Committee) receive at least quarterly updates on our anti-diversion program, the status of pending litigation related to the distribution of opioids, legislative and regulatory developments related to controlled substances, and shareholder feedback. For additional information on the Board’s oversight of risks, see “Board and governance matters — The Board’s role and responsibilities — Oversight of risk management” beginning on page 27 of this proxy statement.
Our role in the supply chain
Our wholesale distribution business manages the secure transportation of Food and Drug Administration (“FDA”) approved medications, a small part of which includes opioids and other controlled substances, from manufacturers to neighborhood pharmacies and pharmacy chains as well as hospitals, nursing homes, hospices and other clinical settings. Distributors do not manufacture or create supply or demand for opioids. The distribution of opioid medicines represents less than two percent of our annual revenue, and we do not offer our sales team members incentives based on opioid sales.
In fulfilling our Company’s purpose to create healthier futures, Cencora is dedicated to providing efficient and safe access to all FDA-approved medications through our wholesale distribution business. Wholesale distribution serves as a physical link between manufacturers and the healthcare providers that ultimately serve patients.

Patients

Patients go to doctors for medical care and treatment for health concerns

Doctors

Doctors prescribe medications (including controlled substances) for patients and send prescriptions to the pharmacy

Pharmacies

Pharmacies and hospitals place orders with distributors for controlled substances and dispense directly to patients with a prescription

Distributors

Distributors handle logistics and transport of controlled substances based on prescriptions written by doctors and other healthcare providers

Manufacturers

Manufacturers develop controlled substances that are approved by the FDA and bought by distributors

DEA

The DEA, the federal government's drug enforcement body, sets quotas for the number of controlled substances that manufacturers are allowed to produce

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30	Board and governance matters
Internal controls and anti-diversion practices
Ensuring the safety and security of wholesale distribution has always been paramount. To achieve this, we continuously evaluate, enhance, strengthen and expand the proven measures we have implemented to maintain the integrity of every order we ship. These processes include:
Due diligence
•
We perform extensive due diligence on customers who intend to purchase controlled substances from us and vet discovered information through a best-in-class diversion control team of internal and external experts before granting them permission to purchase. Once approved, customers are subject to ongoing due diligence to identify and mitigate potential issues.

Order monitoring
•
We maintain an order monitoring program with sophisticated technology that tests every controlled substance order against established governing criteria.

•
Orders identified as potentially suspicious are investigated, canceled, and reported to the DEA and relevant state agencies.

Daily reporting	• We provide daily reports to the DEA of all controlled substances, including the quantity, type and recipient of each shipped order.
Licensing
•
We ensure that all customers are appropriately licensed by regulatory agencies and continuously monitor those customers for “red flag” behavior.

•
We discontinue customer relationships where there is an increased potential for diversion by the customer.

•
We also support law enforcement efforts to investigate entities that attempt to divert controlled substances.

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Board and governance matters	31
Oversight of ESG
Creating healthier futures is at the foundation of everything we do, and our purpose directly inspires our global environmental, social, and governance (“ESG”) strategy. When we deliver on our purpose, we enhance access to healthcare and accelerate better patient outcomes in communities everywhere.
We are committed to continually evolving our ESG strategy and governance approach year after year. The ongoing growth of our business and brand on a global scale provides meaningful opportunities to ensure that our approach to ESG impact aligns with the current state and future vision for our business. Our efforts to continually enhance our ESG strategy routinely involves engaging a diverse set of internal and external stakeholders to understand the primary ESG issues where Cencora has the greatest impact.
The governance and ongoing execution of our global ESG strategy is the responsibility of leaders and key internal partners across the Cencora enterprise. Our global ESG strategy, program, and goals have direct oversight and approval by the Board, key Board committees, executive management, and the Global ESG Impact Council.
Board of Directors
Decision-making body responsible for risk management assessment and alignment to business ethics and the highest standards of integrity.
Key committees

The Governance Committee oversees ESG strategy and practices and makes recommendations to the Board.
The Audit Committee, Compliance & Risk Committee as well as the Compensation Committee oversee specific aspects of ESG.

Global ESG Impact Council

Ensures the integration and coordination of Cencora’s ESG strategy and practices with business strategy and policy.
Provides guidance and input to determine ESG areas that should be the highest level of priority for the enterprise.

Management
Business segments and corporate functions support the integration of our ESG priorities in line with our purpose.
Oversight of Cybersecurity and Other Information Technology
The Audit Committee is responsible for discussing with management our cybersecurity and other major information technology risk exposures. The Audit Committee receives quarterly updates from the Chief Information Officer and Chief Information Security Officer on these risk exposures and the Board receives an annual cybersecurity update. These updates focus on, among other things, the threat environment and the risks our businesses face, the state, priorities of, and investments in our information protection program, the availability of cyber insurance, and relevant cybersecurity operational metrics.
Oversight of employee compensation
We have conducted an internal risk assessment of our compensation policies and practices, including those relating to our named executive officers (“NEOs”). We have concluded that our compensation policies and practices do not promote behaviors that could put the organization at legal, financial, or reputational risk. We have reviewed our risk analysis with the Compensation Committee. The risk assessment process included, among other things, a review of all key incentive compensation plans to ensure that they are aligned with our pay-for-performance philosophy and include performance metrics that support corporate goals. The objective of this process was to identify any compensation plans and practices that may encourage unnecessary or excessive risk-taking that could have a material adverse effect on the Company. No such plans or practices were identified. Accordingly, no material adjustments were made to the Company’s compensation policies and practices as a result of its risk profile. Various factors mitigate the risk profile of our compensation programs, including, among others:
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32	Board and governance matters
•
Performance targets under our cash incentive programs are tied to a number of different financial metrics to avoid placing undue emphasis on any particular metric at the expense of other aspects of our business;

•
Maximum caps on payouts have been established for our annual cash incentive programs, including under our cash bonus plan;

•
Equity awards under our performance plan have maximum caps and are forfeited entirely if the threshold performance metrics are not achieved;

•
The performance plan ties 60% of the annual equity award to performance shares that are dependent on financial metrics achieved over a three-year period to ensure executive accountability for our long-term measures of success;

•
The remaining 40% of the annual equity award is in restricted stock units and also vests over a multi-year period to encourage retention and to focus on long-term growth and creating value for shareholders;

•
Stock ownership requirements align the interests of our NEOs with those of our shareholders;

•
We have effective management processes for developing annual business plans and a strong system of internal financial controls; and

•
A broad-based group of functions, including human resources, finance, and legal, oversees aspects of our cash and equity incentive programs.

We will continue to monitor our compensation policies and practices to determine whether our risk management objectives are being met.
Director engagement
Director attendance
The Board met eleven times during fiscal 2023, two of which were special meetings. Each director attended at least 75% of the aggregate of  (i) the total number of meetings of the Board held during fiscal 2023 and (ii) the total number of meetings held by each committee of the Board on which such director served during fiscal 2023. Directors are expected to attend our annual meetings pursuant to our corporate governance principles and we expect all our director nominees to virtually attend the 2024 Annual Meeting. All of our directors virtually attended the 2023 Annual Meeting of Shareholders.
Meetings of the independent directors
The independent directors meet prior to the commencement of each of the regularly scheduled committee meetings. Additionally, the independent directors, together with our one additional non-management director, meet after each regularly scheduled meeting of the full Board. The Lead Independent Director presides at each such meeting and, if the Lead Independent Director is not present, the committee chairs preside on a rotating basis.
Board education and onboarding
We provide our directors with comprehensive orientation, which is overseen by the Governance Committee. Director orientation familiarizes the directors with our business and strategic plans, significant financial, accounting and risk management issues, compliance programs, policies and other controls, and our principal officers. The orientation also addresses Board procedures, our corporate governance principles and our Board committee charters. Our new directors also attend at least one meeting of each committee as part of their onboarding process. We also offer continuing education programs and reimbursement for outside educational programs and provide opportunities to attend commercial director education seminars to assist our directors in maintaining their expertise in areas related to the work of the Board and the directors’ committee assignments. Ongoing education includes two hours of annual compliance training for each director. We also provide our directors with full membership to the National Association of Corporate Directors to provide a forum for them to maintain their insight into leading governance practices and exchange ideas with peers. Ms. Hyle in 2015 was named to the “NACD Directorship 100,” an annual honor sponsored by the National Association of Corporate Directors to recognize influential directors and others who impact corporate governance.
Board evaluation process
We have a comprehensive annual review process in place for the Board and each of its committees, which is led by the chair of our Governance Committee and our Lead Independent Director. As required by our corporate governance principles, the review occurs annually. The process involves discussion and planning for both Board succession and committee rotation, including with regard to the skills needed to continue to represent the long-term interests of shareholders. Either
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Board and governance matters	33
the chair of our Governance Committee, the Lead Independent Director, or an independent, third-party governance expert interviews each director to obtain his or her assessment of the effectiveness of the Board and the committees on which he or she serves, as well as director performance and Board dynamics. For fiscal 2023, the evaluation process was led by the Lead Independent Director. In advance of the interview, each member of a committee receives a questionnaire soliciting feedback regarding the committee’s performance. During the interview, each director is asked to provide an assessment of the Board’s and the relevant committee’s performance. We also solicit suggestions for improving the Board’s and the committee’s performance, dynamics, time-management, and functioning, as well as proposed topics of focus for the Board and the committees in the upcoming year. The results of the individual interviews and assessments are compiled in a report, which the Lead Independent Director presents to the full Board for review, discussion and determination of action items. The annual review by the Board of the corporate governance principles and by each committee of its charter is a further step in the evaluation process through which the directors consider corporate governance best practices and trends for the Board as a whole and identify new areas of focus for the different committees. The full Board reviews and discusses recommended revisions to the corporate governance principles and committee charters prior to voting on their approval.
Director communications
Interested parties who wish to communicate with the full Board, the non-management directors, an individual director or a Board committee may submit communications at any time in writing to: Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428. Cencora’s Corporate Secretary will determine, in his or her good faith judgment, which communications will be relayed to the Lead Independent Director and other non-management directors. All such correspondence should identify the author as a shareholder or other interested party and clearly state the intended recipient. Communications received may be reviewed by the Corporate Secretary for the sole purpose of determining whether it is appropriate. In general, the following types of communication are not related to the duties and responsibilities of the Board and are therefore not appropriate: spam and similar junk mail and mass mailings, unsolicited advertisements or invitations to conferences or promotional material, product complaints, resumes or other job inquiries, and surveys.
Other governance policies and practices
Code of ethics
The Board adopted our Code of Ethics and Business Conduct in May 2004. We review and revise the Code of Ethics and Business Conduct from time to time, most recently in August 2023. It applies to directors and employees, including officers, and is intended to comply with the requirements of Section 303A.10 of the NYSE Listed Company Manual. Any waivers of the application of the Code of Ethics and Business Conduct to directors or executive officers must be approved by either the Board or the Compliance & Risk Committee.
We have also adopted our Code of Ethics for Designated Senior Officers in accordance with Item 406 of the SEC’s Regulation S-K. It applies to our President and CEO, our Executive Vice President and Chief Financial Officer and our Senior Vice President and Chief Accounting Officer.
Our Code of Ethics and Business Conduct and our Code of Ethics for Designated Senior Officers are posted on our website at investor.cencora.com/governance/policies. Additionally, any waiver or amendment to either code will be disclosed promptly on our website at investor.cencora.com/governance/policies.
Derivatives trading and hedging prohibition
Cencora considers it improper and inappropriate for its directors, officers and employees to engage in short-term or speculative transactions in our securities, including hedging or monetization transactions. Many forms of speculative transactions are inconsistent with the goal to improve our long-term performance. Accordingly, Cencora has a policy that prohibits directors, officers and employees from engaging in the following transactions involving Cencora securities: short sales, hedging or monetization transactions, and transactions in publicly-traded options on our securities, such as puts, calls and other derivatives.
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34	Board and governance matters
Related persons transactions
Related persons transactions policy
We have a written Related Persons Transactions Policy, which is posted on our website at investor.cencora.com/governance/policies. The Audit Committee must approve or ratify any transaction, arrangement or relationship exceeding $120,000 in which the Company and any related person has a direct or indirect material interest. This policy includes any series of transactions that exceeds $120,000 in the aggregate in any calendar year. Related persons include:
•
directors and director nominees;

•
executive officers;

•
persons controlling more than 5% of our Common Stock;

•
the immediate family members of each of these individuals; and

•
a firm, corporation or other entity in which any of these individuals is employed or is a partner or principal or in which any of these individuals has more than 5% ownership interest.

Related persons must notify our Executive Vice President and Chief Legal Officer in advance of any proposed transaction with us. They must explain the principal features of the proposed transaction, including its potential value and benefit to us. Our Executive Vice President and Chief Legal Officer will refer all proposed related person transactions exceeding $120,000 to the Audit Committee for review.
The Audit Committee will consider the proposed transaction at its next regularly scheduled meeting. In reviewing the proposed transaction, the Audit Committee will take into account those factors it considers appropriate, including the business reasons for the transaction and whether the terms of the transaction are fair to the Company and no less favorable than would be provided by an unaffiliated third party. The Audit Committee will also consider, if applicable, whether the proposed transaction would impair the independence of a director or present an improper conflict of interest for directors, director nominees or executive officers. Directors with an interest in any proposed transaction will not vote on the proposed transaction. The Audit Committee will review annually any ongoing or continuous related person transactions.
Related persons transactions
WBA, through Walgreens Boots Alliance Holdings LLC (formerly known as WAB Holdings LLC), controls more than 5% of our Common Stock, and transactions between us and WBA are subject to our Related Persons Transactions Policy. In fiscal 2023, transactions between the Company and WBA accounted for approximately 26% of our revenues and 38% of our receivables. For fiscal 2023, revenue from various agreements and arrangements with WBA was $68.7 billion, and the Company’s receivable, net of incentives, was $8.1 billion.
As previously disclosed, in March 2013, we established a strategic relationship with WBA. As part of that strategic relationship, we entered into various agreements and arrangements with WBA and certain of its affiliates, including a ten-year pharmaceutical distribution agreement, pursuant to which we distribute branded and generic pharmaceutical products to WBA (the “US PVA”), and a generics purchasing services arrangement that provides us with the ability to access generics and related pharmaceutical products through a global sourcing arrangement with Walgreens Boots Alliance Development GmbH (the “WBAD Arrangement”).
In addition, the Shareholders Agreement contains, among other things, certain restrictions on WBA’s ability to transfer its shares of our Common Stock. The Shareholders Agreement also contains certain standstill provisions that, among other things and subject to certain exceptions, prohibit WBA from acquiring additional shares of our Common Stock. The standstill provisions prohibit WBA from entering into voting agreements or granting a proxy to any other person; participating or engaging in a proxy solicitation with respect to Cencora; seeking to control or influence the management or policies of Cencora; or entering into or proposing a merger, business combination or other similar extraordinary transaction involving Cencora. The foregoing restrictions do not prohibit WBA from, subject to certain requirements, making private proposals to Cencora subject to the approval of our Board, or competing with third-party acquisition proposals. The Shareholders Agreement also contains various provisions relating to Board representation, voting arrangements, registration rights and other matters. The subsidiaries of WBA that hold our Common Stock (including Walgreens Boots Alliance Holdings) are also subject to the above-mentioned restrictions and provisions.
Under the Shareholders Agreement, WBA became entitled to designate a director to our Board when it, together with its subsidiaries, achieved ownership of 5% or more of our Common Stock. Ornella Barra is currently serving on our Board as WBA’s designee and is a nominee for re-election as a director. Ms. Barra has served as a director of the Company since January 2015 and is a member of our Compliance & Risk Committee and Finance Committee.
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Board and governance matters	35
WBA is entitled to designate a second director to our Board if, together with its subsidiaries, it acquires in one or more open market transactions, a total of 19,859,795 shares of our Common Stock (subject to certain adjustments). If WBA divests its equity securities such that it owns less than 5% of the Common Stock, WBA will no longer be entitled to designate any directors to the Board, and the Shareholders Agreement will, subject to certain exceptions, terminate.
For so long as WBA has the right to designate a director to our Board, subject to certain exceptions, including matters related to acquisition proposals, WBA will be obligated to vote all of its shares of our Common Stock in accordance with the recommendation of the Board on all matters submitted to a vote of our shareholders (including the election of directors).
As previously disclosed, in June 2021, we acquired a majority of WBA’s Alliance Healthcare businesses for $6.275 billion in cash, subject to certain purchase price adjustments, and 2 million shares of our Common Stock. We also extended the US PVA and the WBAD Arrangement by three years through 2029 and entered into a distribution agreement pursuant to which we will supply branded and generic pharmaceutical products to WBA’s Boots pharmacies in the United Kingdom through 2031. We also entered into an Amended and Restated Shareholders Agreement, which amended and restated in its entirety the Shareholders Agreement and, among other things, increased by 1% the percentage of outstanding shares of our Common Stock which WBA and its affiliates are permitted to hold.
Prohibition of loans to directors and officers
Our corporate governance principles prohibit us from making any loans or extensions of credit to directors or executive officers. We do not have any programs under which we extend loans to either directors or officers.
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36
Director compensation
Overview
Elements of director compensation
Our director compensation program is designed to attract and retain qualified non-employee directors. Our program aligns director compensation with the compensation of our peers (our peer companies are identified on page 48). Our Governance Committee reviews non-employee director compensation regularly to confirm that it appropriately addresses time, effort, expertise, and accountability required of active Board membership.
The following table summarizes the total compensation earned by directors who were not employees of Cencora during fiscal 2023. Ms. Barra waived her right to receive compensation as a non-employee director. Directors who are employees of Cencora receive no compensation for their service as directors or as members of Board committees.
Director fees
Our director compensation program provides for an annual cash retainer plus an annual equity award of restricted stock units. Consistent with our overall compensation philosophy, the compensation program for non-employee directors targets total direct compensation (cash retainer and equity award) aligned with the median of our peer group. (See page 48 for a description of our peer group.)
Fiscal 2023 annual compensation for non-employee directors

Lead Independent Director Compensation ($)
• Annual retainer	125,000
• Annual equity award	250,000
Additional fiscal 2023 annual retainers ($)(1)
Committee Chair Fee
• Audit Committee	25,000
• Compensation & Succession Planning Committee	20,000
• Compliance & Risk Committee	25,000
• Finance Committee	20,000
• Governance, Sustainability & Corporate Responsibility Committee	20,000

(1)
Mr. Nally also received an annual retainer of  $50,000 as the sole member of the Special Litigation Committee, which was created in September 2020 to review and evaluate a derivative complaint related to Medical Initiatives, Inc., a subsidiary that ceased operations in 2014.

Annual retainers
A director may elect to have the annual retainer paid in cash, Common Stock or restricted stock units, or credited to a deferred compensation account. Payment of annual retainers in cash are made in equal quarterly installments.
Annual equity awards
On March 9, 2023, each of the non-employee directors (other than Ms. Barra, who waived compensation) received an annual grant of restricted stock units. The vesting period for these awards is one year from the date of grant, subject to continued service on the Board or following retirement by a director who, after reaching age 55, has an age plus years of continuous service with the Company that equals at least 65. These grants were made under the Company’s 2022 Omnibus Incentive Plan (the “2022 Omnibus Incentive Plan”). A director may defer settlement of shares payable with respect to restricted stock units as described below.
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Director compensation	37
Deferral and other arrangements
Directors have the option to defer all or any part of the annual retainer and to credit the deferred amount to an account under the Company’s Deferred Compensation Plan (the “Deferred Compensation Plan”). Payment of deferred amounts will be made or begin on the first day of the month after the non-employee director ceases to serve as a director. A director may elect to receive the deferred benefit (i) over annual periods ranging from three to 15 years and payable in quarterly installments or (ii) in a single distribution. We pay all costs and expenses incurred in the administration of the Deferred Compensation Plan. Directors also have the option to forgo 50% or more of their annual cash retainers and receive either Common Stock or restricted stock units covering shares having a fair market value on the quarterly grant date equal to the amount of the foregone compensation. In addition, directors may defer settlement of any shares payable with respect to any restricted stock units (and any dividend equivalents) received either in lieu of the annual retainer or as the annual equity award to a later date.
Perquisites
We also provide our directors with a prescription drug benefit and reimburse them for the cost of education programs, transportation, food and lodging in connection with their service as directors.
Director compensation policies and practices
Stock ownership guidelines
Position	Stock ownership guidelines	Compliance period	Current status
Non-employee director	5 times annual cash retainer	5 years from Board election	Met or in the process
We require our non-employee directors to own shares of our Common Stock to align their interests with those of the shareholders and to provide an incentive to foster our long-term success. From and after the fifth year following their Board election, non-employee directors must own stock equal in value to at least five times the annual cash retainer. We may take unusual market conditions into consideration when assessing compliance. We confirm compliance with guidelines annually at the end of each fiscal year and, as of September 30, 2023, all of our non-employee directors were in compliance with the stock ownership guidelines or had not yet completed their fifth year as a director.
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38	Director compensation
Fiscal 2023 director compensation
Name	Fees earned or paid in cash(1) ($)	Stock awards(2) ($)	Total ($)
Ornella Barra(3)	—	—	—
Werner Baumann(4)	—	—	—
D. Mark Durcan	130,000	250,050	380,050
Richard W. Gochnauer	100,000	200,100	300,100
Lon R. Greenberg	132,500	200,100	332,600
Kathleen W. Hyle	120,000	200,100	320,100
Lorence H. Kim, M.D.	110,000	287,327	397,326
Henry W. McGee	120,000	200,100	320,100
Redonda G. Miller, M.D	75,000	236,819	311,819
Dennis M. Nally	175,255	200,100	375,355
Lauren M. Tyler(4)	—	—	—

(1)
These amounts include amounts earned for service as committee chairs and amounts deferred into our Deferred Compensation Plan. In fiscal 2023, Mr. Nally received 748 shares of Common Stock in lieu of a portion of his retainers.

(2)
As of September 30, 2023, each of the non-employee directors held the following shares of outstanding restricted stock units:

Name	Number of share of outstanding restricted stock units (#)
Ms. Barra	—
Mr. Baumann	—
Mr. Durcan	4,458
Mr. Gochnauer	5,485
Mr. Greenberg	9,578
Ms. Hyle	4,125
Dr. Kim	1,892
Mr. McGee	5,465
Dr. Miller	1,562
Mr. Nally	4,125
Ms. Tyler	—
The amounts reported represent the grant date fair value for equity awards shown in accordance with Accounting Standards Codification 718, disregarding the estimate of forfeitures related to service-based vesting conditions. There were no forfeitures by the directors in fiscal 2023. See Note 10 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for assumptions used to estimate the fair values of restricted stock units granted during fiscal 2023. In the case of each of Dr. Kim and Dr. Miller, also reflects pro-rated grant for service through the 2023 annual shareholders meeting.
(3)
Ms. Barra waived her right to receive compensation as a non-employee director. Consequently, our Board has waived the stock ownership requirements for Ms. Barra.

(4)
Mr. Baumann and Ms. Tyler joined the Board in fiscal 2024 and therefore did not receive any compensation during fiscal 2023.

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39
Executive compensation
Item
2

Advisory vote to approve the compensation of our named executive officers
In accordance with the requirements of Section 14A of the Exchange Act, we are including this proposal, commonly known as a “say-on-pay” proposal, which gives our shareholders the opportunity to endorse the compensation paid to our named executive officers through the following resolution:
“Resolved, that the shareholders approve, on an advisory basis, the fiscal 2023 compensation paid to Cencora’s named executive officers, as disclosed in Cencora’s proxy statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”
In deciding how to vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis” section beginning on page 40 for a detailed description of our executive compensation philosophy and programs, the compensation decisions of the Compensation & Succession Planning Committee under those programs and the factors considered in making those decisions.
Cencora’s executive compensation program is strongly focused on pay for performance principles. We emphasize a compensation philosophy that rewards our executives when they deliver targeted financial results and subjects a significant portion of their compensation to risk if they do not. The compensation of our named executive officers varies depending upon the achievement of pre-established performance goals. Through stock ownership requirements and equity incentives, we also align the interests of our executives with those of our shareholders and the long-term interests of Cencora. Our executive compensation policies have enabled Cencora to attract and retain talented and experienced executives and have benefited Cencora over time. We believe that the fiscal 2023 compensation of our named executive officers is reasonable and competitive, aligns with Cencora’s fiscal 2023 results and positions us for future growth.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. Because your vote is advisory, it will not be binding upon the Board; however, the Board values shareholders’ opinions, and the Compensation & Succession Planning Committee will take into account the outcome of the vote when considering future executive compensation decisions. The Board has adopted a policy providing for annual say-on-pay advisory votes.
The Board recommends that you vote FOR the advisory resolution approving the fiscal 2023 compensation of Cencora’s named executive officers as described in this proxy statement.

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40
Compensation discussion and analysis
This Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program during fiscal 2023 and provides an overview of how and why the Compensation Committee arrived at the specific compensation decisions for our named executive officers for fiscal 2023.
Our named executive officers
Our fiscal 2023 named executive officers (“NEOs”) are:
Name	Title
Steven H. Collis	Chairman, President and Chief Executive Officer (“CEO”)
James F. Cleary	Executive Vice President and Chief Financial Officer (“CFO”)
Robert P. Mauch	Executive Vice President and Chief Operating Officer
Elizabeth S. Campbell	Executive Vice President and Chief Legal Officer
Gina K. Clark	Executive Vice President and Chief Communications & Administration Officer
Executive summary
Our company
Cencora is a leading global pharmaceutical solutions organization centered on improving the lives of people and animals around the world. We partner with pharmaceutical innovators across the value chain to facilitate and optimize market access to therapies. Care providers depend on us for the secure, reliable delivery of pharmaceuticals, healthcare products, and solutions. Our 46,000+ worldwide team members contribute to positive health outcomes through the power of our purpose: We are united in our responsibility to create healthier futures.
Fiscal 2023 performance
Total Shareholder Return	Revenue	Adjusted Operating Income(1)	Adjusted Free Cash Flow(1)	Adjusted Diluted EPS(1)
34.5%	$262.2B	$3.3B	$3.1B	$11.99
	up 9.9%	up 4.0%	up 5.1%	up 8.7%

(1)
Adjusted Operating Income, Adjusted Free Cash Flow and Adjusted Diluted EPS are non-GAAP financial measures. See Appendix A for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations. For a comprehensive discussion of our GAAP financial results beyond those discussed in Appendix A, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

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Executive compensation	41
Fiscal 2023 business and strategic highlights
Cencora delivered strong financial performance in fiscal 2023 as we capitalized on the opportunities presented by our pharmaceutical-centric strategy. Revenue and adjusted diluted earnings per share (“adjusted EPS”) grew in the high-single digits as we continued to benefit from solid underlying business fundamentals, broad-based utilization trends, execution by our team members, and our value creating approach to capital deployment.
During fiscal 2023 we:
•
Generated $3.1 billion in adjusted free cash flow, providing flexibility to support further investment in our business and return capital to our shareholders;

•
Completed the acquisition of PharmaLex, expanding our global commercialization offerings and adding to our ability to support our pharmaceutical partners; and

•
Completed a minority investment in OneOncology, deepening our relationship with community oncologists and enhancing our oncology platform.

We also returned capital to our shareholders during 2023 by opportunistically buying back $1.2 billion of shares and increasing our dividend 5%, representing the 19th consecutive year of increasing our dividend.
United under our new identity as Cencora, we believe that we are better positioned to grow globally and leverage our infrastructure efficiently to serve our customers and create value for our stakeholders.
Elements of compensation
The Compensation Committee seeks to design an executive compensation program that incentivizes our management team to meet and exceed objectives that drive long-term value for all our stakeholders, while promoting talent retention. Our NEOs’ total direct compensation consists of three main elements:
A substantial majority of this compensation is at-risk and/or variable and tied to Company performance and share price. Base salary is the only form of fixed compensation. The Compensation Committee considers a multitude of factors in determining executive compensation objectives and targets for our NEOs, which are described in detail in the following sections.
Our compensation policies are designed to attract and retain talented and experienced executive officers. We believe that these policies have benefited Cencora over time and position us for continued growth in the future.
Pay and performance alignment
We emphasize compensation opportunities that reward our NEOs when they deliver on targeted results and strategic objectives. When setting executive compensation, the Compensation Committee takes into account job performance, scope of role, duties and responsibilities, expected future contributions, peer group, and other market pay data.
As shown in the charts below, a significant portion of our NEOs’ compensation is incentive-based. In fiscal 2023, incentive compensation (annual cash bonus and equity incentive awards) accounted for approximately 91% of our CEO’s total target direct compensation and approximately 84% of the average total target direct compensation of the other NEOs.
We believe that the fiscal 2023 compensation of our NEOs was aligned with our reported financial results and compensation objectives.
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42	Executive compensation
Fiscal 2023 compensation design: target pay mix(1)
(1)
Long-Term Incentives representation reflects grant date value of fiscal 2023 awards.

(2)
Adjusted Free Cash Flow, Adjusted EPS, and Adjusted Operating Income are non-GAAP financial measures. See Appendix A for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations. For a comprehensive discussion of our GAAP financial results beyond those discussed in Appendix A, please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

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Executive compensation	43
Say-on-pay results and shareholder engagement

At our 2023 Annual Meeting of Shareholders, our say-on-pay proposal received approximately 95% support. The Board and Compensation Committee are encouraged by this strong level of shareholder approval and interpret this as an endorsement of our current compensation program and fiscal 2022 compensation decisions.

In addition to vote outcomes, regular shareholder outreach and engagement are critical inputs, which are shared with our full Board and management to help inform their decision-making process. We engage with shareholders throughout the year to seek their feedback on our governance and executive compensation practices, in addition to other topics important to our long-term growth and value creation.
As demonstrated in the chart below, we engaged with a number of our largest shareholders, as well as proxy advisory firms and investor organizations, and in certain meetings, included an independent director to represent the perspective of the Board. We appreciate the opportunity to hear direct feedback from our shareholders.
Extensive shareholder outreach and engagement(1)
We discussed a range of important topics with shareholders during fiscal 2023. With respect to executive compensation, we discussed the implementation of the ESG metric in our 2023 short-term cash incentive program and the Compensation Committee’s process for reviewing our reported financial results quarterly and making final executive compensation decisions after fiscal year end.
We continued to hear support for our efforts to incorporate ESG in a way that is both aligned with our business and objectively measurable. We have also received positive feedback on the disclosure regarding the Compensation Committee’s decision-making process and, based on additional input, we further enhanced that disclosure in this proxy statement.
2024 Proxy Statement

44	Executive compensation
Compensation governance best practices
We believe that our executive pay is reasonable and provides appropriate incentives to our executive officers to achieve our financial and strategic goals without encouraging them to take excessive risks in their business decisions. The Board and its committees regularly evaluate major risks to our business, including how risks taken by management could affect the value of executive compensation.
Highlights of our executive compensation program – linking pay with performance and mitigating risk
What we do	What we do not do

Use financial metrics to make a substantial portion of executive pay contingent on performance

Engage with shareholders on compensation

Conduct an annual say-on-pay vote

Cap payouts under our annual cash bonus plan and performance share plans

Require our CEO to own stock equal in value to six times his base salary, and our CFO and other executive officers to own stock equal in value to three times their respective base salaries

Require executive officers to retain all equity awards until required ownership levels are met

Require our CEO to hold 50% of performance share awards for two years after vesting and other NEOs to hold 50% of performance share awards for one year after vesting

Review peer group data, as available, and compensation survey data in establishing executive officer compensation

Have our CFO and Chief Accounting Officer review adjustments reflected in our reported, non-GAAP financial results with the Compensation Committee on a quarterly basis

The Compensation Committee determines whether to exercise discretion to modify the calculated payouts and approves the final payouts for the prior fiscal year’s incentive plans following fiscal year end

Apply robust clawback obligations to annual cash bonus and equity awards for executive officers

Require forfeiture of awards upon violation of restrictive covenants

Require a double-trigger for change in control payments

Consider burn rate in equity grant decisions and manage use of equity awards conservatively

Tie incentive compensation to specific product sales, including prescription opioid medication sales

Permit short sales, hedging, or pledging of our stock by our executive officers and directors

Backdate or retroactively grant restricted stock units

Pay dividends on unearned and unvested performance shares

Provide tax gross-ups in the event of a change in control

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Executive compensation	45
Compensation philosophy and objectives
The Compensation Committee supports a compensation philosophy for our NEOs that:
2024 Proxy Statement

46	Executive compensation
Executive compensation decision-making process
Our Compensation Committee meets at least four times per year to review and approve, among other things, executive compensation strategy, individual pay packages, incentive plan designs and equity grant practices, performance and payouts for incentive plans, and CEO and other NEO performance, as well as to make recommendations on succession planning and talent development. The Compensation Committee reviews preliminary plan design and compensation proposals at least one meeting prior to considering formal approval so that its members can ask questions and provide feedback, which is then incorporated into the final proposal.
In fiscal 2023, the Compensation Committee met six times.
Year-round compensation planning
Year-round

•
Review adjustments reflected in the Company’s reported, non-GAAP metrics

•
Discuss a report from the Company’s internal Benefits Committee

•
The Compensation Committee’s independent compensation consultant attends all meetings and meets with Compensation Committee members independently as needed

•
The Compensation Committee meets in executive session without management present as needed

•
Assess incentive plan performance

•
Determine final payouts for the prior fiscal year, including whether to exercise discretion to modify the calculated payouts

•
Assess CEO performance for the prior fiscal year (without the CEO present)

•
Set NEO compensation for the new fiscal year

•
Determine the incentive plans’ design and goals for the new fiscal year

•
Approve equity awards for the new fiscal year

•
Review, update, and approve the Compensation Committee’s annual governance items

•
Review the CD&A and approve the Compensation Committee’s Report for the annual proxy statement

•
Discuss the results of the Company’s Annual Meeting of Shareholders and Say-on-Pay vote outcomes

•
Discuss the Company’s executive compensation strategy for the following fiscal year

•
Review the Company’s CEO succession and contingency readiness plan

•
Evaluate and discuss the Compensation Committee’s performance for the prior fiscal year

•
Preliminary discussion on executive compensation program design for the upcoming fiscal year

•
Review and approve of the Company’s peer group for the fiscal year

•
Review the Company’s talent process and key talent assessments

•
Discuss market trends for executive compensation and the positioning of the Company’s pay program as compared to market

•
Review preliminary estimates of incentive plan performance

•
Discuss proposed executive compensation plan design for the next fiscal year

•
Review preliminary recommendations on NEO compensation for the next fiscal year

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Executive compensation	47
Roles and responsibilities
Role of the compensation committee

•
Is responsible for the design of our executive compensation program, oversight of our incentive plans, and review of our executive talent development strategy and succession planning.

•
Facilitates the Board of Director’s annual assessment of the CEO’s performance.

•
Reviews and approves the individual elements of compensation of our NEOs, as well as the design of and awards made under our long-term incentive plan.

•
Reviews and approves executive benefit plans, programs, and perquisites.

•
Oversees our savings, retirement, health and welfare plans and has delegated the administration of our benefit plans to an internal Benefits Committee, composed of senior finance, human resources, and legal executives.

•
As needed, participates in engagements with the Company’s largest shareholders to gather feedback on the Company’s executive compensation program and inform the Compensation Committee’s decision-making process.

Role of external compensation consultant

•
The Compensation Committee’s independent compensation consultant advises the Compensation Committee on all aspects of executive compensation, including: comparative data; competitive positioning of executive pay; plan design; long-term incentive pay practices; and market trends.

•
As directed by the Compensation Committee, the consultant prepares analyses and recommendations relating to the compensation of our NEOs, including pay recommendations for our CEO.

•
The Compensation Committee’s independent compensation consultant attended committee meetings and met privately from time to time with the committee and individual committee members to plan for committee meetings and discuss executive compensation matters.

Role of management
•
Our CEO gives the Compensation Committee a performance assessment and pay recommendation for senior management, including each of the other NEOs, and does not participate in discussions regarding his own performance or pay determinations.

•
Management, in consultation with the Compensation Committee’s compensation consultant, may also make recommendations on matters of compensation philosophy and plan design.

•
Executives may attend the Compensation Committee meetings, but they are not present when the Compensation Committee meets in executive session and they do not make recommendations regarding their own pay.

The Compensation Committee has sole authority to retain and terminate any consultant or other external advisor, and to approve the fees and other terms of engagement for such consultant or advisor. Each year, the Compensation Committee evaluates the qualifications, performance, independence, and potential for conflicts of interest of its compensation consultant and any other external advisors to the Compensation Committee. This evaluation takes place at the beginning of the fiscal year in the case of an ongoing engagement or prior to the selection of a new consultant or advisor.
Pearl Meyer & Partners (“Pearl Meyer”) served as the Compensation Committee’s compensation consultant during fiscal 2023. The Compensation Committee determined that Pearl Meyer and the individual Pearl Meyer consultants are independent and have not had any economic interests or other relationships with the Company or the Compensation Committee members that would conflict with their obligation to provide the Compensation Committee with impartial and objective advice. Pearl Meyer did not provide any services to our management in fiscal 2023 and, accordingly, no fees were paid for any additional services in fiscal 2023.
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48	Executive compensation
Peer group
Each year, the Compensation Committee, in consultation with its independent compensation consultant, evaluates a peer group of companies that will serve as a reference for comparing the pay of our NEOs to the market. We assess companies that best reflect the complexity of our industry and competition for customers, shareholders, and talent to determine whether our level of executive pay is appropriate when compared to industry and market standards. We also conduct a detailed market review of executive pay to evaluate each element of pay and benefit competitiveness, review pay practices, and compare performance against our peer group.
Our peer group consists of companies with business models and operations comparable to our own, including our two largest direct competitors, and companies that we believe have a similar financial and operational profile. Metrics used to select our peer group include: revenue; market capitalization; number of employees; net income; operating income margin; and return on invested capital.
Following review with its independent compensation consultant in fiscal 2023, the Compensation Committee concluded that our fiscal 2022 peers remained appropriate and made no changes to the peer group. The fiscal 2023 peer group included:
The Compensation Committee reviews peer group proxy statement data in evaluating our CEO’s pay and published compensation survey data in evaluating our other NEOs’ pay. When assessing pay levels, the Compensation Committee also reviews our NEOs’ compensation in relation to each other. The Compensation Committee’s independent consultant concluded that our overall competitive posture for executive pay in fiscal 2023 remained aligned with our pay for performance compensation philosophy.
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Executive compensation	49
2023 NEO compensation
Our executive compensation program consists of three core components: base pay, short-term incentives, and long-term incentives, with the majority of compensation being at-risk, variable, or performance-based. The Compensation Committee’s decisions regarding the fiscal 2023 pay program are described in detail below.
Base salary
Base salary is intended to provide a fixed and steady source of income and security. The Compensation Committee takes into account a variety of factors, including scope of role, duties, and responsibilities, expected future contributions, our pay philosophy, median pay of our designated peer group and other market data, and internal pay equity.
In fiscal 2023, following an assessment taking into account the factors described above, the Compensation Committee made adjustments to our NEOs’ base salaries, other than Mr. Collis, as shown below. In the cases of Mr. Mauch and Ms. Campbell, their adjustments took into consideration a progression towards the market median for their roles as Chief Operating Officer and Chief Legal Officer, respectively.
Executive	Increase % in base salary for fiscal 2023	New base salary of NEOs
Mr. Collis	—%	$1,400,000
Mr. Cleary	3%	$795,000
Mr. Mauch	15%	$975,000
Ms. Campbell	22%	$670,000
Ms. Clark	3%	$640,000
Compensation committee considerations of adjusted (non-GAAP) metrics in compensation decisions
Cencora uses non-GAAP financial measures to perform financial planning and to evaluate the Company’s operating performance. We also furnish the same non-GAAP measures to investors on a quarterly basis. Our annual cash bonus plan and long-term incentive plan each use certain of the same non-GAAP measures that management uses internally and that we publicly disclose, which we believe provides consistency and transparency between our financial reporting and compensation outcomes and effectively measures and rewards operational performance. Those measures reflect adjustments made based on predetermined and publicly disclosed criteria, as further described in Appendix A to this proxy statement.
Quarterly review of adjustments and final determination of executive compensation payouts
Cencora’s reported non-GAAP financial results are presented to the Compensation Committee by the CFO and the Chief Accounting Officer quarterly, along with reconciliations to GAAP, and are the starting point for the Compensation Committee’s annual incentive compensation decisions. As part of its year-end approval of executive compensation, the Compensation Committee determines whether to exercise discretion to modify the payouts that are calculated under our incentive plans from the Company’s reported non-GAAP financial results.
Short-term incentive compensation
Our short-term incentive plan is intended to both motivate NEOs to improve financial performance year-over-year and reward NEOs who deliver on targeted financial results and other objectives.
For fiscal 2023, the Compensation Committee set the target cash bonus incentive levels for our NEOs as follows: an increase from 150% to 175% of base salary for the CEO and from 100% to 125% of base salary for our Chief Operating Officer to better align their annual incentives with market practice following an assessment of peer practices and to support retention of our key executives. Based on that review, the Committee also maintained a cash bonus target of 100% of base salary for the other NEOs.
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50	Executive compensation
Fiscal 2023 cash bonus measures and goals
Each year, the Compensation Committee selects enterprise-level performance measures that it believes are the key metrics used for setting business goals and evaluating our financial results. The Compensation Committee also sets goals for these performance measures that it views to be challenging, yet attainable, based on the Company’s fiscal year plan, which is approved by the Board and takes into account, among other things: the prior fiscal year’s results, internal operating plans for our business units, the Company’s strategic initiatives, external conditions specific to our industry, and the macroeconomic environment. For fiscal 2023, the Compensation Committee set target goals as follows:
•
The adjusted operating income and adjusted EPS targets were set to achieve 2% and 4% growth, respectively, over fiscal 2022 results. These growth targets reflected lower expected COVID therapy income in fiscal 2023 versus fiscal 2022.

•
The adjusted free cash flow target was set at $1.8 billion, which was lower than fiscal 2022 due to various factors, including consideration of the timing of customer cash receipts at fiscal year-end and the payment under the Distributor Settlement Agreement that became effective in 2022.

For fiscal 2023, the Compensation Committee approved maintaining the previously selected financial measures of adjusted operating income, adjusted EPS, and adjusted free cash flow and, based on feedback from shareholders, added an ESG measure covering 10% of the payout opportunity. The Compensation Committee selected three components for the ESG metric that were objectively measurable and aligned with the Company’s ESG pillars of purpose-driven team members, resilient and sustainable operations, and healthy communities for all.
The fiscal 2023 cash bonus measures for our NEOs are as follows:
(1)
Adjusted Operating Income, Adjusted EPS, and Adjusted Free Cash Flow are non-GAAP financial measures. See Appendix A to this proxy statement for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations.

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Executive compensation	51
Fiscal 2023 cash bonus goals and outcomes
In November 2022, the Compensation Committee approved the following enterprise-level performance goals for these measures, which also performed as follows:

Corporate Performance Measure	Weight	Threshold (25% Payout) ($)	Target (100% Payout) ($)	Maximum (200% Payout) ($)	Actual	Payout Result[1]
Adjusted Operating Income[2]	40%	2.9 billion	3.2 billion	3.9 billion	Actual: 3.3 billion	108.8%
Adjusted EPS[2]	25%	10.32	11.47	13.76	Actual: 11.99	122.7%
Adjusted Free Cash Flow[2]	25%	1.5 billion	1.8 billion	2.2 billion	Actual: 3.1 billion	200.0%
ESG objectives[3]	10%	Business Resiliency Planning (50% weight): achieved 100% of business impact assessments of U.S.-based commercial operations.				100.0%
		Global Female Representation (25% weight): increased female representation in leadership roles across the global enterprise.[4]				100.0%
		Global employee inclusion (25% weight): maintained global enterprise inclusion index score of "highly inclusive."[5]				100.0%

Total performance for the period (weighted): 134.2%*

(1)
Actual results between threshold and target were calculated by straight-line interpolation. For the financial metrics, actual results above target were calculated based on the “stretch” bonus, equal to an additional 5% for every 1% that actual performance exceeds target, up to a maximum of 200%. For the ESG metric, only a target opportunity was available. As a result, the maximum overall payout opportunity for fiscal 2023 was 190%.

(2)
Adjusted Operating Income, Adjusted EPS, and Adjusted Free Cash Flow are non-GAAP financial measures. See Appendix A to this proxy statement for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations.

(3)
As this was our first incentive plan cycle incorporating an ESG metric, the Compensation Committee took a measured approach by setting only a target goal for this metric. Unlike the financial metrics, the fiscal 2023 ESG metric has only a target and no threshold or maximum opportunity. All three components of the ESG metric were measured over the fiscal 2023 performance period.

(4)
A leadership role is defined as vice president or above.

(5)
Inclusion index score is based on a sub-section of an externally-developed employee engagement survey designed to assess how inclusive and supportive is the Company’s work environment.

2024 Proxy Statement

52	Executive compensation
Fiscal 2023 cash bonus payouts
Cencora exceeded the target goals for the enterprise-level performance measures and delivered strong business execution and performance for fiscal 2023, resulting in each of the NEOs earning a stretch bonus in accordance with the terms of our Annual Incentive Plan (“AIP”). Adjusted free cash flow was particularly strong due to better-than-expected growth in the U.S. human health distribution business and good working capital management.
The Compensation Committee reviewed and discussed the Company’s achievement of financial and strategic objectives and its reported non-GAAP financial results. Following this review, the Compensation Committee determined that it would apply discretion to reduce the fiscal 2023 cash bonus awards for the NEOs from 134.2% to 131.9% of target to reflect the foreign currency exchange impact relative to rates utilized when the Company established its fiscal 2023 budget.
Target and actual fiscal 2023 cash bonuses (as reduced by the Compensation Committee’s discretion) for our NEOs were as follows:
Name	Base salary ($)	x	AIP %	=	AIP target ($)	x	Payout level %(1)	=	Calculated payout ($)
Steven H. Collis	1,400,000	x	175%	=	2,450,000	x	131.9%	=	$3,231,550
James F. Cleary	795,000	x	100%	=	795,000	x	131.9%	=	$1,048,605
Robert P. Mauch	975,000	x	125%	=	1,218,750	x	131.9%	=	$1,607,531
Elizabeth S. Campbell	670,000	x	100%	=	670,000	x	131.9%	=	$883,730
Gina K. Clark	640,000	x	100%	=	640,000	x	131.9%	=	$844,160

(1)
As described above, the Compensation Committee applied discretion to reduce the final payout for our NEOs to 131.9%.

Long-term equity incentive compensation

We use equity awards to motivate our NEOs to achieve superior business results and to retain our executive team over the long term. Equity awards support our stock ownership requirements and further enhance the alignment of NEO and shareholder interests. Consistent with fiscal 2022, for fiscal 2023, the annual equity award for our NEOs was allocated as 60% performance shares and 40% time-based restricted stock units.
Restricted stock units vest ratably each year during the three-year vesting period, while performance shares have a three-year performance period. In addition, equity awards are subject to vesting, ownership, and retention requirements, as described in more detail below and in the sections following the Summary Compensation Table.

In approving long-term equity incentive awards, the Compensation Committee considers several factors, including:
• skills, experience, and time in role • expected future contributions • Company performance	• market alignment • having the majority of NEO pay at-risk or variable • average annual share burn
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Executive compensation	53
Fiscal 2023 equity incentives
For fiscal 2023, the Compensation Committee awarded the following amounts in long-term incentives to our NEOs:
Name	Performance shares target # of shares	Performance shares grant value(1)	RSUs # of shares	RSUs grant value(1)
Steven H. Collis	47,412	$7,500,104	31,608	$5,000,070
James F. Cleary	13,276	$2,100,130	8,851	$1,400,140
Robert P. Mauch	18,965	$3,000,073	12,644	$2,000,154
Elizabeth S. Campbell	9,103	$1,440,004	6,069	$960,055
Gina K. Clark	6,069	$960,055	4,046	$640,037

(1)
Amounts in this column represent the grant date fair values of performance shares and restricted stock units, respectively, shown in accordance with Accounting Standards Codification (“ASC”) Topic 718, and do not correspond to the actual economic value that may be received by our NEOs upon vesting. For the performance shares, which are subject to performance conditions, we report the value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under ASC 718, excluding the effect of estimated forfeitures. For this purpose, the probable outcome of the performance shares is assumed to be at target level attainment. See Note 10 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, relating to assumptions made in the valuations.

CEO Equity incentives represented approximately 76% of Mr. Collis’s total target direct compensation
Other NEOs Equity incentives represented approximately 66%, on average, of the total target direct compensation of the other NEOs
We believe that it was appropriate to award this amount of equity incentives to our NEOs because they are in the best position to drive our future results and implement our long-term business strategy.
Performance share awards
Our performance plan is designed to encourage our NEOs to focus on initiatives that promote the achievement of our long-term goals. Performance share awards are granted annually in November and cover a three-year performance period. Performance shares are subject to the attainment of predetermined goals approved by the Compensation Committee that it believes to be challenging, yet attainable. Specific targets for these goals are disclosed retroactively to avoid the potential for competitive harm. Vesting (or payout of shares) is based on performance at the end of the applicable three-year performance cycle. NEOs have the opportunity to earn a payout of between 0% and 200% of their target award.
As with our fiscal 2022 performance share awards, in consideration of feedback received from shareholders, the Compensation Committee included the following features in our fiscal 2023 performance share awards:
1.
A relative total shareholder return (“TSR”) modifier with above median performance required for a target payout, as described in more detail below; and

2.
A post-vest holding requirement of two years for the CEO, and one year for the other NEOs on 50% of earned performance shares.

2024 Proxy Statement

54	Executive compensation
Fiscal 2023 performance shares metrics
Consistent with fiscal 2022, the Compensation Committee selected the following metrics for the reasons cited below for the performance shares granted in fiscal 2023, which covers the three-year performance period beginning October 1, 2022 and ending September 30, 2025:
Metric	Weighting	Rationale
Compound Annual Adjusted EPS growth(1)		Key metric used by management to set business goals and for shareholders to evaluate our financial results
Average Annual Adjusted ROIC(2)		Defined as Adjusted Operating Income/Invested Capital Over Time, this measure encourages our NEOs to grow our Company’s profitability
Relative TSR modifier with above median target (55th percentile)(3)	+/- 15%	Stock performance relative to companies in the S&P 500 Healthcare Providers & Services Index(4) further aligns NEO incentives with shareholder interests

(1)
Compound Annual Adjusted EPS Growth is the mean annual growth rate of adjusted EPS from the baseline over the three-year performance period.

(2)
Average Annual Adjusted ROIC is calculated by taking the average of the Company’s annual adjusted ROIC during the three-year performance period. Annual Adjusted ROIC is calculated by dividing after-tax adjusted operating income by invested capital, where invested capital is the 12-month average of accounts receivable, inventories, accounts payable, net property and equipment, goodwill, intangible assets, and right-of-use assets.

(3)
TSR is calculated as share price appreciation (or reduction) over the performance period, including reinvestment of dividends when paid, divided by the share price at the beginning of the period. The value of performance shares awarded will be decreased or increased by up to 15% based on this relative TSR measure. In the event of a negative absolute Cencora TSR over the three-year period, payout is capped at 100% of target, regardless of whether actual performance is above target for compound annual adjusted EPS growth or average annual adjusted ROIC.

(4)
As of September 30, 2023, the S&P 500 Healthcare Providers & Services Index included:

Cardinal Health, Inc.	Elevance Health, Inc.	McKesson Corporation
Centene Corporation	HCA Healthcare, Inc.	Molina Healthcare, Inc.
The Cigna Group	Henry Schein, Inc.	Quest Diagnostics Incorporated
CVS Health Corporation	Humana Inc.	UnitedHealth Group Incorporated
DaVita, Inc.	Laboratory Corporation of America	Universal Health Services, Inc.
The Compensation Committee sets the goals for these metrics in consideration of several factors, including the Company’s long-range plan, as approved by the Board, which considers, among other things: the Company’s multi-year operating plans and strategic initiatives; projected business conditions; macroeconomic conditions; and anticipated capital deployment.
The Compensation Committee believes the goals set for these performance shares are challenging and difficult to achieve, but attainable and consistent with our long-range plan. The specific goals for all of our outstanding performance share awards are confidential, competitively sensitive information and are disclosed after the performance period ends.
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Executive compensation	55
Fiscal 2021 performance share payouts (2021-2023 performance period)
In November 2020, each of our NEOs received performance shares for the three-year performance period spanning fiscal 2021 through fiscal 2023. In November 2023, the Compensation Committee approved the vesting and payment of these performance shares based on the Company’s achievement of a Compound Annual Adjusted EPS growth rate of 14.92% and an Average Annual Adjusted ROIC of 18.73%, in each case for the performance period ended September 30, 2023, which aggregated to 167.6% of target, calculated as shown in the table below. Plan and goals were set prior to the acquisition of Alliance Healthcare (which increased EPS and reduced ROIC) and were positively impacted by broad-based performance across multiple business units, strong pharmaceutical utilization trends, and sales of COVID treatments.
(1)
Compound Annual Adjusted EPS Growth is the mean annual growth rate of Adjusted EPS from the baseline over the three-year performance period.

(2)
Average Annual Adjusted ROIC is calculated by taking the average of the Company’s annual adjusted ROIC during the three-year performance period. Annual Adjusted ROIC is calculated by dividing after-tax adjusted operating income by invested capital, where invested capital is the 12-month average of accounts receivable, inventories, accounts payable, property and equipment, goodwill, intangible assets, and right of use assets.

(3)
Please note that the relative TSR modifier was introduced with the fiscal 2022 grants and, therefore, will be incorporated into the total payout result beginning with the performance period ending September 30, 2024.

Based on our performance, and the respective weighting of each performance metric, the number of shares earned by our NEOs for the fiscal 2021 through fiscal 2023 performance period was calculated as follows:
Fiscal 2021 — fiscal 2023 performance shares earned
Name	Target # of performance shares	x	Total payout result	=	Shares earned(1)
Steven. F. Collis	57,232	x	167.6%	=	95,943
James F. Cleary	16,352	x	167.6%	=	27,412
Robert P. Mauch	17,987	x	167.6%	=	30,153
Elizabeth S. Campbell	891	x	167.6%	=	1,493
Gina K. Clark	8,176	x	167.6%	=	13,706

(1)
Please note that the total shares earned may vary from a straight calculation of the target number of performance shares times the payout result due to rounding.

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56	Executive compensation
Additional benefits and perquisites
Other compensation
Our NEOs receive a limited number of other benefits as part of a competitive compensation package, which constitutes in the aggregate only a small percentage of their total compensation. As discussed below, these benefits include:
•
participation in our group health and welfare plans, which is generally available to all employees;

•
a Company matching contribution under our 401(k) plan, which is available to all employee participants;

•
participation in the Company’s Deferred Compensation Plan, which is available to senior management;

•
a Company matching contribution under our benefit restoration plan (the “Benefit Restoration Plan”), which is available to select key management, to address matching contributions on compensation above the 401(k) limit;

•
an allowance for tax and financial planning services for our executive officers to enable them to focus more of their time and attention on achieving our financial and strategic goals and assist them in maximizing the benefits offered to them;

•
a physical examination benefit to promote the health and wellness of our key leaders; and

•
for our CEO, certain personal travel and security services.

The Compensation Committee encourages our CEO to use the Company’s leased aircraft for personal travel to increase his safety, security, and productivity. Our CEO received an allowance of up to $200,000 for personal travel on the Company aircraft, the value of which is based on the aggregate incremental cost of the flight. For similar reasons, the Company also pays for a car and driver to transport the CEO locally, which may include personal trips that are logged separately for mileage and time. In addition, the Company pays for home security monitoring and maintenance of that system. Our CEO does not receive tax reimbursement for imputed income derived from any of these benefits.
General employee benefits
Core employee benefits are available to the NEOs on the same basis as all domestic employees generally. These benefits include medical and dental coverage, disability insurance, life insurance, and a 401(k) plan that includes a Company match.
Deferred compensation
NEOs may defer receipt of part of their compensation under our Deferred Compensation Plan. The plan is intended to promote retention of NEOs by providing a long-term, tax-efficient savings opportunity at a low cost to the Company. Amounts deferred under the plan are deemed invested in the plan investment option(s) chosen by the participant. The participant’s account is adjusted for any notional gains and losses on the amounts deferred under the plan.
Benefit restoration plan
We offer our Benefit Restoration Plan to our NEOs. We implemented this plan in 2006 to address the absence of any non-legacy executive retirement plan following the 2001 merger that formed the Company and to permit members of key management to receive the full amount of the Company match generally available to other employees under the 401(k) plan. In fiscal 2023, the benefit restoration plan provided an annual contribution amount equal to 4% of a participant’s salary and bonus to the extent that their compensation exceeded Internal Revenue Service (IRS) limits applicable to our 401(k) plan. Benefits under the plan are subject to certain vesting requirements based on age and length of service (other than in the event of death, disability, or a change in control).
Employment agreements
Employment agreements in effect during fiscal 2023 for our NEOs are described under “Executive compensation —  Employment agreements.” Our standard NEO employment agreements cover termination (including in the event of a change in control) and severance and include non-competition, confidentiality, and related provisions. The employment agreements do not include specified amounts of salary, bonus opportunities, or equity-based compensation for future years.
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Severance benefits
We provide severance benefits under specified circumstances to give NEOs a measure of financial security following the loss of employment, to protect the Company from competitive activities after the departure of NEOs, and because we believe that these benefits are important to attract and retain talent in a competitive industry. We will provide severance benefits if we discharge a NEO without cause or such NEO leaves the Company with good reason, each as defined in the applicable employment agreement. We do not provide severance benefits if a NEO is terminated for cause or leaves without good reason. In that case, we would only pay the amount of accrued obligations. In fiscal 2023, the Compensation Committee adopted an executive severance policy that applies to any employment or severance agreement that is amended or entered into with a NEO following the policy’s November 9, 2022 effective date. Under the terms of the policy, cash-based severance benefits for involuntary terminations must be limited to an amount equal to 2.99 times the executive’s base salary, plus the executive’s target annual bonus, unless the employment or severance agreement receives shareholder approval. The Compensation Committee believes that this policy will serve to carefully balance the interests of shareholders with the Company’s needs to remain competitive in the market. The terms of the severance benefits for our NEOs are set out in employment agreements and various plans, which are described in the section of this proxy statement titled “Executive compensation — Potential payments upon termination of employment or change in control.”
Our equity awards have a “double-trigger” change in control feature, whereby the vesting of equity awards will be accelerated if a NEO’s employment is involuntarily terminated upon or within two years after a change in control. In the event of a change in control, a shortened performance period, which extends only through the end of the fiscal quarter preceding the change in control, will be used to determine the payout under awards of performance shares. We provide these benefits to offer some financial protection to NEOs following an involuntary loss of employment in connection with a change in control and to enable our NEOs to focus on important business decisions should we be acquired without regard to how the transaction may affect them personally. We believe that this structure provides NEOs with an appropriate incentive to cooperate in completing a change in control transaction. The Board and the Compensation Committee also have discretion under our equity plans to take certain actions in the event of a change in control. These actions include: canceling options that are not exercised within a specified period; cashing out outstanding options; canceling any restricted stock unit awards in exchange for the payment of cash, property, or a combination of cash and property equal to the award’s value; or substituting other property (including securities of another entity) for awards granted under our equity plans.
In addition, the Compensation Committee has discretion under the AIP to pay the annual cash incentive awards during any year in which a change in control occurs. If this discretion is exercised, bonus payments would be paid out at target level and/or based on performance for the portion of the fiscal year until the change in control event and paid within 75 days of the change in control.
Under our Benefit Restoration Plan, any unvested amounts will vest immediately upon a change in control.
Under the employment agreements for our NEOs, if amounts otherwise payable to a NEO in connection with a change in control would constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the Code), the Company will reduce such payments to an amount that would avoid any excise taxes under Section 4999 of the Code, but only if such reduction would provide the NEO with a greater net after-tax benefit than would no reduction.
Additionally, a NEO may receive additional severance if their employment is involuntarily terminated without cause or such NEO leaves the Company with good reason upon or within two years following a change in control. See the section of this proxy statement titled “Executive compensation — Potential payments upon termination of employment or change in control” below.
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Other compensation policies and practices
Stock ownership guidelines
Our NEOs must own shares of our Common Stock in an amount equal to a multiple of their base salary. Stock ownership aligns management’s interests with those of our shareholders and provides a continuing incentive for management to focus on long-term growth.
Position	Stock ownership guidelines	Compliance period	Current status
CEO	6 times base salary	5 years from date of hire or change in status	Met
Other NEOs	3 times base salary
Equity we consider for purposes of meeting our stock ownership guidelines	Yes	Directly-held shares of our stock Shares held in our Employee Stock Purchase Plan Outstanding time-vested restricted stock units	No	Stock options Unvested performance shares
Under our executive stock ownership guidelines, our CEO must own shares worth six times his base salary and the other NEOs must own shares worth three times their respective base salaries. NEOs who become subject to the guidelines have five years from the date of hire or change in status, whichever is later, to comply with the ownership requirements, but must retain all options and equity grants until required ownership levels are met. Following its annual review, the Compensation Committee determined that each of the NEOs is in compliance with the guidelines.
We have a policy against the hedging and pledging of our securities that is applicable to our employees (including executive officers) and non-employee directors. See page 33 for more information.
Compensation forfeiture and recoupment (“Clawback”) policies
Dodd-Frank clawback policy
In November 2023, the Compensation Committee adopted the Dodd-Frank Compensation Recoupment Policy (the “Dodd-Frank Clawback Policy”) to comply with final rules required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the SEC and the NYSE. The Dodd-Frank Clawback Policy, effective as of October 2, 2023, provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement.
Compensation recoupment policy
In December 2021, the Compensation Committee adopted a comprehensive Compensation Recoupment Policy aimed at enhancing and updating the Company’s existing clawback provisions (the “Compensation Recoupment Policy”). The Compensation Recoupment Policy applies to incentive-based cash and equity compensation granted to covered participants after December 9, 2021, the effective date of the Compensation Recoupment Policy. In November 2023, the Compensation Committee amended the Compensation Recoupment Policy to comply with the final rules issued under the Dodd-Frank Act with respect to clawback policies and modify the period for which the Compensation Committee may recoup vested or distributed incentive-based compensation. The Compensation Recoupment Policy is in addition to and separate from the Dodd-Frank Clawback Policy and the Company’s Financial Recoupment Policy (described below) and does not limit any recoupment provisions of the Company’s Omnibus Incentive Plan, effective March 16, 2014 (the “2014 Omnibus Incentive Plan,” together with the 2022 Omnibus Incentive Plan, the “Omnibus Incentive Plan”), the 2022 Omnibus Incentive Plan (or any successor plan), the Company’s Annual Incentive Plan or similar plan, or any other Company incentive plan or policy.
The Compensation Recoupment Policy provides for forfeiture or recoupment of certain cash and equity incentive compensation in the event of a restatement of our financial statements or detrimental conduct that occurs after the effective date of the Compensation Recoupment Policy. Specifically, forfeiture or recoupment is authorized if any of the following occur (each, a “covered event”):
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•
A covered participant engages in misconduct that results in a restatement of our financial statements, due to a material error, during the covered participant’s employment or within three years thereafter; or

•
A covered participant:

(i)
is terminated for cause, or the Compensation Committee determines that the covered participant committed an act during employment that was not discovered until after termination of such employment and that would have been grounds for termination for cause;

(ii)
breaches a confidentiality, non-solicitation, non-competition, non-disparagement, or inventions assignment covenant with the Company;

(iii)
materially breaches an employment or service agreement or our Code of Ethics and Business Conduct (or any related material policy);

(iv)
fails to cooperate in any investigation or legal proceeding; or

(v)
commits fraud, gross negligence, or willful misconduct in the course of employment that adversely affects our business or affairs.

The Compensation Recoupment Policy applies to our officers as defined under Section 16 of the Exchange Act and any other individual receiving an equity grant under our Omnibus Incentive Plans or any successor plan. In the event of a covered event under the Compensation Recoupment Policy, the Compensation Committee may require forfeiture or recoupment of outstanding equity or cash incentive compensation that vested or was distributed as follows:
(i)
for a covered participant who is an employee of the Company on the date the Compensation Committee determines that a covered event occurs (the “determination date”): during the period beginning on the first day of the third completed fiscal year immediately prior to the determination date and ending on the last day of the fiscal year in which the determination date occurs; or

(ii)
for a covered participant whose employment with the Company has terminated within three years prior to the determination date: the period beginning on the first day of the third completed fiscal year immediately prior to the covered participant’s employment termination date and ending on the last day of the fiscal year in which the determination date occurs.

Clawback disclosure policy
The Company has a clawback disclosure policy that applies to all incentive compensation made to any officer (as such term is defined under Section 16 of the Exchange Act) under the Company’s Omnibus Incentive Plan and AIP. Under the policy, if incentive compensation is ever forfeited or required to be repaid by an officer and the underlying event has been publicly disclosed, then we will disclose the aggregate amount forfeited or to be repaid. The disclosure will include a general description of the circumstances giving rise to the clawback and will be made in a document filed publicly with the SEC or posted to a clearly identifiable location on our investor website at investor.cencora.com.
The disclosure policy is subject to exceptions:
(i)
if such disclosure would violate an individual’s privacy rights;

(ii)
if such disclosure would result in or exacerbate existing or threatened litigation; or

(iii)
if such disclosure is contrary to law or regulation.

The policy is administered by the Board, which has exclusive authority to interpret and carry out the policy.
Equity award grant practices
We have a written policy on equity grants designed to formalize our equity grant practices and ensure that equity awards will generally be made at specified times. Our equity award policy is designed to encourage consistency in practice, but is not intended to and does not limit the authority of the Compensation Committee under our equity incentive plans, including the 2022 Omnibus Incentive Plan. The Compensation Committee generally will review and approve annual equity awards to NEOs and other eligible employees in November of each year, which is near the beginning of our fiscal year. This allows the Compensation Committee to make annual equity awards at the beginning of the relevant performance cycle with the benefit of reviewing results from the immediately preceding performance cycle. We also may make equity awards at other times during the year for new hires or for other reasons, including, for example, a job promotion, as a result of an acquisition or for retention purposes. In accordance with our policy and our 2022 Omnibus Incentive Plan,
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the Compensation Committee has delegated limited authority to our CEO to approve grants to employees that are not designated as Section 16 officers. Such awards may only be made on the first business day of a month. The Compensation Committee must approve any equity awards to our Section 16 officers, including the NEOs.
We do not backdate or retroactively grant restricted stock units. We generally schedule Board and Compensation Committee meetings at least one year in advance and, as noted above, generally make annual equity awards to our NEOs at approximately the same time each year. We do not time our equity awards to take advantage of the release of earnings or other major announcements by us or market conditions.
Tax considerations
When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer, the next three most highly compensated executive officers as well as certain other officers who were in those positions in years after 2016. As a result, most of the compensation payable to our NEOs in excess of  $1 million per person in a year will not be fully deductible.
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Report of the Compensation Committee
The Compensation & Succession Planning Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for the Company’s 2024 Annual Meeting and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023. This report is provided by the following independent directors, who comprise the Compensation & Succession Planning Committee:
The Compensation & Succession Planning Committee
Kathleen W. Hyle, Chair	Lorence H. Kim, M.D.	Dennis M. Nally
The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference therein.
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62
Executive compensation tables
Summary compensation table
The following table sets forth the compensation paid to, or earned by, our NEOs during fiscal 2023.
Name and principal position	Year	Salary ($)	Stock awards(1) ($)	Non-equity incentive plan compensation(2) ($)	All other compensation(3) ($)	Total ($)
Steven H. Collis Chairman, President and Chief Executive Officer	2023	1,400,000	12,500,174	3,231,550	379,516	17,511,240
	2022	1,400,000	11,250,120	3,215,332	870,300	16,735,752
	2021	1,400,000	10,500,201	2,249,071	724,543	14,873,815
James F. Cleary Executive Vice President and Chief Financial Officer	2023	795,000	3,500,270	1,048,605	105,498	5,449,373
	2022	770,000	3,200,064	1,071,777	279,860	5,321,701
	2021	750,000	3,000,120	1,194,902	224,086	5,169,108
Robert P. Mauch Executive Vice President and Chief Operating Officer	2023	975,000	5,000,227	1,607,531	115,092	7,697,850
	2022	850,000	3,500,188	1,183,131	285,423	5,818,742
	2021	800,000	3,300,088	1,274,562	233,447	5,608,097
Elizabeth S. Campbell Executive Vice President and Chief Legal Officer	2023	670,000	2,400,059	883,730	73,443	4,027,232
Gina K. Clark Executive Vice President and Chief Communications & Administration Officer	2023	640,000	1,600,092	844,160	85,947	3,170,199
	2022	620,000	1,500,242	862,990	193,928	3,177,160
	2021	600,000	1,500,060	955,922	161,427	3,217,409

(1)
Stock Awards.   The amounts reported as stock awards represent the grant date fair values of equity awards shown in accordance with Accounting Standards Codification (“ASC”) Topic 718, and do not correspond to the actual economic value that may be received by our NEOs upon vesting. See Note 10 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, relating to assumptions made in the valuations.

For awards that are subject to performance conditions, we report the fair values at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period as determined under ASC Topic 718, excluding the effect of estimated forfeitures. For this purpose, the performance shares granted in fiscal 2023 for the 2023 — 2025 performance period are reported in the Summary Compensation Table based on a probable outcome that is assumed to be at target level attainment. The table below shows the value of the fiscal 2023 performance shares at the grant date assuming a maximum level of attainment, as compared to the grant date fair value reflected in the Summary Compensation Table.
	Fiscal 2023 – fiscal 2025 performance shares
Name	At target level attainment ($)	At maximum level attainment ($)
Mr. Collis	7,500,104	15,000,208
Mr. Cleary	2,100,130	4,200,260
Mr. Mauch	3,000,073	6,000,146
Ms. Campbell	1,440,004	2,880,008
Ms. Clark	960,055	1,920,110
All long-term equity incentive awards were made pursuant to our Omnibus Incentive Plan. In accordance with the dividend rate applicable to the declaration of dividends on our Common Stock from time to time, dividends on unvested restricted stock units and unvested performance shares are accrued and paid upon vesting and, with regard to performance shares, the attainment of the required performance. The dividend rate is not preferential. There are no dividends paid on outstanding units or shares prior to vesting and, with regard to performance shares, without attainment of the required performance. See the sections of this proxy statement titled “Compensation discussion and analysis — Long-term equity incentive compensation” for additional information regarding the fiscal 2023 equity awards and “Potential payments upon termination of employment or change in control” for a description of the impact of termination of employment on vesting and exercisability of equity awards.
(2)
Non-Equity Incentive Plan Compensation.   The amounts reported as Non-Equity Incentive Plan Compensation represent the annual cash bonuses awarded to the NEOs pursuant to our AIP for the fiscal year shown. (See the cash bonus discussion in the section of this proxy statement titled “Compensation discussion and analysis — Short-term incentive compensation.”)

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(3)
All Other Compensation.   The following table shows the specific components of the amounts of all other compensation for fiscal 2023:

Name	Employee investment plan(a) ($)	Benefits restoration plan(b) ($)	Financial planning and tax preparation ($)	Executive physical examination benefit ($)	Personal travel, security and driving services(c) ($)	Total ($)
Steven H. Collis	16,250	133,763	18,060	3,000	208,443	379,516
James F. Cleary	16,742	67,396	18,060	3,300	—	105,498
Robert P. Mauch	16,250	77,782	18,060	3,000	—	115,092
Elizabeth S. Campbell	16,604	35,871	17,968	3,000	—	73,443
Gina K. Clark	16,250	51,637	18,060	—	—	85,947

(a)
These amounts represent Company contributions under the Company’s Employee Investment Plan, our 401(k) plan, which were posted to the NEOs’ accounts during fiscal 2023.

(b)
These amounts represent Company contributions to the Company’s Benefit Restoration Plan that were posted to the NEOs’ accounts during fiscal 2023.

(c)
These amounts represent costs paid by the Company for Mr. Collis related to the aggregate incremental cost of his personal use of the Company’s leased aircraft ($200,000), home security system monitoring and maintenance, and personal driving services. To calculate the aggregate incremental cost of personal use of the Company’s aircraft, the Company determines the total variable operating cost for each personal trip, such as fuel, the operating cost based on contracted hourly rates and flight time, catering, and ground transportation. The aggregate incremental cost of a “deadhead” flight related to personal travel would also be included. Certain fixed costs do not change based on usage or are already built into the contracted hourly rate, such as pilot salary and routine maintenance, and are therefore not separately evaluated for purposes of the aggregate incremental cost calculation. The cost of personal use of a car and driver is valued based on the miles traveled in the vehicle for personal use plus the driver’s time at his hourly rate for such trips. Any income taxes related to the perquisites reported in this column are the responsibility of Mr. Collis.

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64	Executive compensation
Grants of plan-based awards
The following table sets forth certain information regarding grants of plan-based awards to each of our NEOs during fiscal 2023.
			Estimated possible payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base prices of option awards ($/Sh)	Grant date fair value of stock and option awards(3) ($)
Name	Type	Grant date	Threshold(1) ($)	Target(1) ($)	Maximum(1) ($)	Threshold(2) ($)	Target(2) ($)	Maximum(2) ($)
Steven H. Collis	Restricted stock units	11/9/2022	—	—	—	—	—	—	31,608	—	—	5,000,070
	Performance shares	11/9/2022	—	—	—	23,706	47,412	94,824	—	—	—	7,500,104
	Cash bonus	n/a	612,500	2,450,000	4,655,000	—	—	—	—	—	—	—
James F. Cleary	Restricted stock units	11/9/2022	—	—	—	—	—	—	8,851	—	—	1,400,140
	Performance shares	11/9/2022	—	—	—	6,638	13,276	26,552	—	—	—	2,100,130
	Cash bonus	n/a	198,750	795,000	1,510,550	—	—	—	—	—	—	—
Robert P. Mauch	Restricted stock units	11/9/2022	—	—	—	—	—	—	12,644	—	—	2,000,154
	Performance shares	11/9/2022	—	—	—	9,483	18,965	37,930	—	—	—	3,000,073
	Cash bonus	n/a	304,688	1,218,750	2,315,625	—	—	—	—	—	—	—
Elizabeth S. Campbell	Restricted stock units	11/9/2022	—	—	—	—	—	—	6,069	—	—	960,055
	Performance shares	11/9/2022	—	—	—	4,552	9,103	18,206	—	—	—	1,440,004
	Cash bonus	n/a	167,500	670,000	1,273,000	—	—	—	—	—	—	—
Gina K. Clark	Restricted stock units	11/9/2022	—	—	—	—	—	—	4,046	—	—	640,037
	Performance shares	11/9/2022	—	—	—	3,035	6,069	12,138	—	—	—	960,055
	Cash bonus	n/a	160,000	640,000	1,216,000	—	—	—	—	—	—	—
(1)
These amounts represent possible payouts of fiscal 2023 cash bonuses under the AIP. The amounts shown in the “Threshold” column represent the minimum amount payable under the AIP based on the assumption that corporate and business unit performance met the thresholds established for the financial performance goals. We generally do not pay a bonus for performance that is below the threshold established for financial performance goals and we pay a bonus of 25% of the target amount for performance that is at the threshold established for financial performance goals. For performance that exceeds threshold but does not meet target, bonus payments are based on the level of performance and are increased ratably. Actual payouts for fiscal 2023 are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
These share amounts represent the possible performance share award payouts under the 2022 Omnibus Incentive Plan at various levels of attainment for the performance period beginning October 1, 2023 and ending September 30, 2025.

(3)
Amounts in this column represent the grant date fair value of restricted stock units, and performance shares. For awards made to our NEOs on November 9, 2022, the dollar value shown for restricted stock units is based on the closing price of our Common Stock of  $158.19 per share on November 9, 2022. For awards that are subject to performance conditions in the table above, such as the performance shares, we report the value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under Accounting Standards Codification Topic 718, excluding the effect of estimated forfeitures. For this purpose, the probable outcome of the performance shares is assumed to be at target level attainment.

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Outstanding equity awards at 2023 fiscal year end
Name	Grant date	Option awards				Stock awards
		Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable(1) (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested(2) (#)	Market value of shares or units of stock that have not vested(3) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(4) (#)	Equity incentive plan awards: market value or payout value of unearned shares, units or other right that have not vested(3) ($)
Steven H. Collis	11/15/2017	75,000	—	77.53	11/15/2024	—	—	—	—
	11/14/2018	129,054	—	89.58	11/14/2025	—	—	—	—
	11/13/2019	132,074	44,025	86.09	11/13/2026	—	—	—	—
	11/10/2020	—	—			12,719	2,289,038	—	—
	11/10/2021	—	—			23,871	4,296,064	107,416	19,331,658
	11/9/2022	—	—			30,346	5,461,370	94,824	17,065,475
	Total	336,128	44,025			66,936	12,046,472	202,240	36,397,133
James F. Cleary	11/15/2017	38,136	—	77.53	11/15/2024	—	—	—	—
	11/14/2018	33,877	—	89.58	11/14/2025	—	—	—	—
	11/13/2019	33,865	11,289	86.09	11/13/2026	—	—	—	—
	11/10/2020	—	—			3,634	654,011	—	—
	11/10/2021	—	—			6,790	1,221,996	30,554	5,498,803
	11/9/2022	—	—			8,480	1,526,146	26,552	4,778,563
	Total	105,878	11,289			18,904	3,402,153	57,106	10,277,366
Robert P. Mauch	11/14/2018	33,877	—	89.58	11/14/2025	—	—	—	—
	11/13/2019	33,865	11,289	86.09	11/13/2026	—	—	—	—
	11/10/2020	—	—			3,998	719,520	—	—
	11/10/2021	—	—			7,427	1,336,637	33,420	6,014,597
	11/9/2022	—	—			12,139	2,184,656	37,930	6,826,262
	Total	67,742	11,289			23,564	4,240,813	71,350	12,840,859
Elizabeth S. Campbell	11/14/2018	5,162	—	89.58	11/14/2025	—	—	—	—
	11/10/2020	—	—			1,188	213,804	—	—
	11/10/2021	—	—			2,547	458,384	11,458	2,062,096
	11/9/2022	—	—			6,069	1,092,238	18,206	3,276,534
	Total	5,162	—			9,804	1,764,426	29,664	5,338,630
Gina K. Clark	11/13/2019	20,319	6,774	86.09	11/13/2026	—	—	—	—
	11/10/2020	—	—			1,817	327,005	—	—
	11/10/2021	—	—			3,184	573,024	14,324	2,577,890
	11/9/2022	—	—			3,884	699,003	12,138	2,184,476
	Total	20,319	6,774			8,885	1,599,033	26,462	4,762,366

(1)
Stock options vest at a rate of 25% per year on the anniversary of the grant date over the four-year period from the date of grant.

(2)
Restricted stock units vest ratably on the anniversary of the grant date over a three-year period.

(3)
Based on the closing price of our Common Stock of  $179.97 per share on Friday, September 29, 2023, the last trading day of our most recently completed fiscal year.

(4)
Represents the number of performance shares at maximum level attainment. Performance shares vest, if at all, subject to attainment of the applicable performance metrics at the end of the three-year performance period.

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Option exercises and stock vested in fiscal 2023
The following table sets forth the number of shares acquired upon the vesting of performance shares and the value realized upon exercise of stock options and vesting of restricted stock units during fiscal 2023 by each of the NEOs.
Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise(1) ($)	Number of shares acquired on vesting (#)	Value realized on vesting(2) ($)
Steven H. Collis	151,892	13,785,306	143,247	24,553,906
James F. Cleary	38,376	3,797,689	40,249	6,911,515
Robert P. Mauch	—	—	43,671	7,510,367
Elizabeth S. Campbell	3,305	318,668	12,803	2,021,499
Gina K. Clark	48,513	5,011,807	20,599	3,528,149

(1)
Value realized on exercise is based on the fair market value of our Common Stock on the date of exercise minus the exercise price and does not necessarily reflect cash actually received by the NEO.

(2)
Value realized on vesting is based on the fair market value of our Common Stock on the date of vesting before tax withholding and does not necessarily reflect cash actually received by the NEO.

Pension benefits
Our NEOs do not participate in any pension or supplemental pension plan.
Non-qualified defined contribution and other deferred compensation in fiscal 2023
The following table sets forth information regarding participation by our NEOs in the Deferred Compensation Plan and Benefit Restoration Plan during fiscal 2023 and at fiscal year end.
	Executive contributions in last fiscal year(1) ($)	Registrant contributions in last fiscal year(1) ($)	Aggregate earnings in last fiscal year(2) ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year-end(3) ($)
Steven H. Collis
Deferred Compensation Plan	580,300	—	1,181,135	—	7,669,332
Benefit Restoration Plan	—	133,763	198,310	—	2,146,124
James F. Cleary
Deferred Compensation Plan	—	—	—	—	—
Benefit Restoration Plan	—	67,396	29,251	—	338,650
Robert P. Mauch
Deferred Compensation Plan	118,313	—	22,550	—	380,549
Benefit Restoration Plan	—	77,782	25,565	—	492,753
Elizabeth S. Campbell
Deferred Compensation Plan	—	—	—	—	—
Benefit Restoration Plan	—	35,871	4,511	—	64,870
Gina K. Clark
Deferred Compensation Plan	—	—	25,624	—	185,341
Benefit Restoration Plan	—	51,637	27,197	—	367,093

(1)
The amounts shown as executive contributions to the Deferred Compensation Plan are included in the Summary Compensation Table as base salary, non-equity incentive compensation, or a combination thereof, as elected by the executive in accordance with the terms of the Deferred Compensation Plan. The amounts shown as Company contributions to the Benefit Restoration Plan are also reported as compensation to the NEO in the Summary Compensation Table, as described in footnote 3 thereto.

(2)
Amounts shown represent the net change to the NEO’s account in fiscal year 2023 for the aggregate gains and losses on the plan investments under the Deferred Compensation Plan and the Benefit Restoration Plan, respectively. The amounts shown are not considered above market or preferential earnings and are not reported as compensation in the Summary Compensation Table.

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Executive compensation	67
(3)
The following amounts represent executive contributions to the Deferred Compensation Plan that were previously reported as compensation in the Summary Compensation Table for fiscal 2023 and previous fiscal years, commencing with fiscal 2007: Mr. Collis: $3,150,142; Mr. Mauch: $396,053 and Ms. Clark: $151,020. The following amounts represent Company contributions to the Benefit Restoration Plan that were previously reported as compensation in the Summary Compensation Table for fiscal 2023 and previous fiscal years, commencing with fiscal 2007: Mr. Collis: $1,465,012; Mr. Cleary: $288,908; Mr. Mauch: $349,503, Ms. Campbell: $35,871, and Ms. Clark: $200,118.

Deferred compensation plan
Eligible executive officers may elect to defer up to 50% of their annual cash compensation and have the deferred amount credited to an account under the Deferred Compensation Plan. Deferral elections are made in December for compensation to be earned in the next year. Election forms must be filed for each year an executive officer wishes to defer compensation, and each form shall specify the method of payment of benefits and the time such payment is to commence. Participants select the notional investment options under the plan, which are the same as those under the Company’s 401(k) plan, and may change their election at any time by contacting the plan administrator. The deferred benefits will be distributed in accordance with the terms of the plan, and payment will be made at the times elected by the executive officer in accordance with the election form. An executive officer must specify whether he or she wishes to receive payment starting in the year of retirement or in the year after retirement and may elect to receive the deferred benefits (i) over annual periods ranging from three to fifteen years and payable in quarterly installments or (ii) in a single distribution. We pay all costs and expenses incurred in the administration of the plan.
Benefit restoration plan
Selected key management, including all of the NEOs, participate in the Benefit Restoration Plan. The Benefit Restoration Plan credits the account of each eligible participant with an annual amount equal to four percent (4%) of the participant’s base salary and bonus incentive to the extent that his or her compensation exceeds the annual compensation limit established for our 401(k) plan by the Code. The compensation limit was $305,000 for calendar year 2022 and $330,000 for calendar year 2023. Annual accruals under the Benefit Restoration Plan commenced effective as of January 1, 2006. In addition to annual accruals, certain eligible participants were credited upon the plan’s effective date of January 1, 2006, with an initial amount based on his or her service between the time of the merger that formed AmerisourceBergen in 2001 and the plan’s implementation. Fidelity Investments administers the Benefit Restoration Plan. Participants are permitted to allocate the amounts in their accounts among notional investment options specified by the Benefit Restoration Plan administrator from time to time. Such allocation is for the purposes of determining gains and losses based on the performance of the underlying notional investments. Account balances under the Benefit Restoration Plan begin to vest in part at age 55, but do not vest in full until an employee reaches age 62 or age 55 with more than 15 years of service, except that vesting is accelerated for disability, death and a change in control, provided the participant is employed by the Company on the date of the applicable event. If a participant is terminated for cause, he or she forfeits all vested and unvested account balances under the Benefit Restoration Plan.
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68	Executive compensation
Employment agreements
We have employment agreements with each of our NEOs. The employment agreements are substantially similar in form and substance, except for differentiation in amounts of compensation. Each employment agreement provides the following:
Base Salary	Continuation of base salary in effect for the NEO, subject to increase in accordance with our prevailing practice from time to time.
Bonus and Benefits	Incentive compensation, annual bonus and benefits in accordance with our prevailing practice from time to time.
Termination Rights of Company	Our rights to terminate the NEO’s employment for cause or without cause.
Termination Rights of NEOs
The NEO’s rights to terminate with good reason (upon at least 60 days’ prior written notice and opportunity for the Company to cure) or without good reason (upon at least 30 days’ prior written notice).

Non-Compete and Non-Solicit Obligations
During employment, and for a period of two years following termination of employment, each of the NEOs has agreed not to (i) compete, directly or indirectly, with any business in which we or our subsidiaries engage or are considering for development or investment or (ii) solicit any of our employees for employment. The non-compete obligation of our NEOs also includes the obligation to abide by non-compete obligations to which we are subject as a result of a divestiture or other contractual restrictions.

Severance and Benefits on Termination after Change in Control
Severance payments and other benefits in the event of  (i) termination by the Company other than for cause, or by the NEO with good reason, and (ii) a qualifying termination following a change in control, as described in greater detail below under “Potential payments upon termination of employment or change in control.”

Potential payments upon termination of employment or change in control
Termination of employment without cause or resignation with good reason
Our NEOs’ employment agreements provide for severance payments in the event that we terminate their employment without cause or they leave the Company with good reason. Treatment of equity awards upon termination of employment or a change in control is described under “Equity Awards” on page 74. The table below identifies what would constitute cause or good reason to terminate employment under the agreements:
Cause for termination means:	Good reason for termination means:
• Continued failure to substantially perform job duties (other than due to illness or injury)	• Reduction in base salary
• Willful misconduct that is materially and demonstrably injurious to the Company	• Material failure to provide agreed-upon position and responsibilities or compensation
• Conviction of a felony or conviction of a misdemeanor involving moral turpitude that materially harms the Company
• Material failure to comply with the Company’s code of conduct or employment policies
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Executive compensation	69
In order to receive the severance payments upon termination without cause or with good reason as set forth in the employment agreement, the NEO must sign a customary release of any and all claims relating to the executive officer’s employment with us. Severance payments and benefits include:
Base Salary	• Payment of base salary for a period of two years following the termination of employment.
Bonus
•
Payment of a bonus for the year of termination, which, for NEOs other than Mr. Collis, is based on actual performance, and for Mr. Collis is based on target performance, in each case prorated for the period of employment before the termination of employment.

•
In the case of Mr. Collis, payment of an amount equal to two times the average annual bonuses paid in the preceding three completed years, to be paid in two annual equal installments.

Benefits
•
Reimbursement of costs for the NEO to continue health coverage for up to 24 months after the termination of employment.

•
Executive outplacement assistance.

•
Vesting of any outstanding equity awards to the extent the terms governing such equity awards provide for accelerated or continued vesting.

Additionally, the NEO is entitled to accrued but unpaid cash compensation, such as unpaid base salary, vacation pay, business expenses, any bonus for the prior fiscal year that has not been paid prior to the termination of employment, and any vested benefits accrued and due under the Company’s benefit plans (the “Accrued Obligations”), regardless of whether the NEO signs or revokes a release.
To the extent compliance with Section 409A of the Code is necessary to avoid the application of an excise tax to any of the foregoing payments and benefits, the employment agreements provide for deferral (without interest) of any affected amounts due in the six months following the termination of employment.
Termination of employment with cause or resignation without good reason
If we terminate a NEO’s employment for cause or the NEO resigns without good reason, we will not pay the NEO any severance benefits under the employment agreements. We will, however, pay the executive officer the Accrued Obligations. In addition, certain outstanding equity awards will continue to vest if the voluntary termination is on account of retirement, as described in the table entitled “Potential payments upon termination of employment or change in control.”
Disability or death
If a NEO becomes disabled or dies, we will pay the NEO, or the NEO’s estate, the NEO’s Accrued Obligations. In addition, any account balances under the Benefit Restoration Plan would vest upon the NEO’s total and permanent disability or death, and certain outstanding equity awards will continue to vest or vesting will be accelerated, as applicable. The value of the outstanding awards that would continue to vest or be accelerated, as applicable, as of September 30, 2023, is set forth in the table entitled “Potential payments upon termination of employment or change in control.”
Change in control
The Company provides severance benefits under the employment agreements in connection with a change in control only in the event of a qualifying termination of employment without cause or with good reason within 24 months following the change in control (i.e., a “double trigger”). We do not provide cash severance or enhanced benefits under the employment agreements with our NEOs solely in connection with a change in control of the Company. Account balances under the Benefit Restoration Plan will immediately vest upon a change in control as long as the NEO remains employed by us on the date of the change in control. Equity awards will vest in connection with a termination of employment by us following a change in control, as summarized under “Equity awards” on page 74.
Further, the Compensation Committee has discretion under our AIP to pay bonuses to eligible executive officers during any year in which a change in control occurs. If this discretion is exercised, bonus payments would be based on performance for the portion of the fiscal year through the change in control event and paid within 75 days of the change in control.
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70	Executive compensation
If payments and benefits otherwise payable to the NEO in connection with a change in control would constitute excess parachute payments within the meaning of Section 280G of the Code, the Company will reduce such payments and benefits to an amount that would avoid any excise taxes under Section 4999 of the Code, but only if such reduction would provide the NEO with a greater net after-tax benefit than would no reduction.
Except for the employment agreement with Mr. Collis, under the executive officer employment agreements, if an NEO’s employment is terminated by the Company without cause or the NEO terminates employment with the Company with good reason, in either case upon or within two years following a change in control, the executive officer is entitled to increased severance, in addition to the amount described above under “Termination of employment without cause or resignation with good reason,” in the form of a cash amount equal to two times the NEO’s average annual bonus earned over the prior three years, paid over a period of two years following termination of employment.
In the case of Mr. Collis, upon a termination without cause or with good reason within two years following a change in control, in lieu of the continued base salary and annual bonus payments described above under “Termination of employment without cause or resignation with good reason,” Mr. Collis will be entitled to continued base salary for three years following termination of employment and three times the average annual bonus paid to Mr. Collis for the preceding three years, paid over a three-year period following termination of employment.
Retirement benefits and deferred compensation
Following retirement or other termination of employment, our NEOs will receive payment of retirement benefits and deferred compensation under the various plans in which they participate. The value of the deferred compensation as of September 30, 2023, is set forth in the table on page 66 entitled “Executive compensation — Nonqualified defined contribution and other deferred compensation in fiscal 2023.” Certain outstanding equity awards would continue to vest if the NEO retires after meeting the retirement criteria of the award and retired. The value of the outstanding awards that would continue to vest upon retirement as of September 30, 2023, for those NEOs who have met the retirement criteria is set forth in the table entitled “Potential payments upon termination of employment or change in control.” There are no special or enhanced benefits under our retirement plans and deferred compensation plans for our NEOs except in the event of an ‘s disability or death or as a result of a change in control as described above.
Recoupment and clawback
Our NEOs’ employment agreements and their compensation payable thereunder are subject to the Incentive Compensation Restriction and Financial Recoupment Program of our Corporate Integrity Agreement and any applicable clawback or recoupment policies implemented by the Board or otherwise required by law. Our Compensation Recoupment Policy is summarized under “Compensation forfeiture and recoupment (“Clawback”) policies” in the Compensation Discussion and Analysis section on page 58.
Potential payments upon termination of employment or change in control
The table below quantifies the potential payments and the benefits that would continue to vest or be accelerated, as applicable, at, following, or in connection with the various scenarios described below, as if the termination of employment or change in control of the Company had occurred on September 30, 2023:
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Executive compensation	71
Name	Benefit(1)	Death or disability ($) (a)	Voluntary termination by executive or retirement(2) ($) (b)	Termination by company without cause or by executive with good reason(3) ($) (c)	Termination by company for cause ($) (d)	Account balances under the benefit restoration plan upon change in control ($) (e)	Involuntary termination without cause or by executive officer with good reason within Two Years of change in control(4) ($) (f)
Steven H. Collis	Fiscal 2023 Bonus	3,231,550	3,231,550	2,450,000	—	—	2,450,000
	Salary Continuation	—	—	2,800,000	—	—	4,200,000
	Bonus Continuation	—	—	5,328,291	—	—	7,992,437
	Health Plan Premiums	—	—	37,861	—	—	56,792
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	6,443,886	18,198,566	14,976,623	—	—	18,198,566
	Continued or Accelerated Vesting of Restricted Stock Units(6)	12,046,472	12,046,472	5,461,370	—	—	12,046,472
	Continued or Accelerated Vesting of Stock Options(7)	4,133,067	4,133,067	—	—	—	4,133,067
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	25,854,975	37,609,655	31,074,146	—	—	49,097,334
James F. Cleary	Fiscal 2023 Bonus	1,048,605	1,048,605	1,048,605	—	—	1,048,605
	Salary Continuation	—	—	1,590,000	—	—	1,590,000
	Bonus Continuation	—	—	—	—	—	2,104,704
	Health Plan Premiums	—	—	66,818	—	—	66,818
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	1,832,934	5,138,683	4,222,216	—	—	5,138,683
	Continued or Accelerated Vesting of Restricted Stock Units(6)	3,402,153	3,402,153	1,526,146	—	—	3,402,153
	Continued or Accelerated Vesting of Stock Options(7)	1,059,811	1,059,811	—	—	—	1,059,811
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	7,343,504	10,649,253	8,473,785	—	—	14,430,775
Robert P. Mauch	Fiscal 2023 Bonus	1,607,531	1,607,531	1,607,531	—	—	1,607,531
	Salary Continuation	—	—	1,950,000	—	—	1,950,000
	Bonus Continuation	—	—	—	—	—	2,232,047
	Health Plan Premiums	—	—	56,574	—	—	56,574
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	2,004,866	6,420,430	5,417,997	—	—	6,420,430
	Continued or Accelerated Vesting of Restricted Stock Units(6)	4,240,813	4,240,813	2,184,656	—	—	4,240,813
	Continued or Accelerated Vesting of Stock Options(7)	1,059,811	1,059,811	—	—	—	1,059,811
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	8,913,021	13,328,585	11,236,758	—	—	17,587,207
Elizabeth S. Campbell	Fiscal 2023 Bonus	883,730	883,730	883,730	—	—	883,730
	Salary Continuation	—	—	1,340,000	—	—	1,340,000
	Bonus Continuation	—	—	—	—	—	1,058,793
	Health Plan Premiums	—	—	—	—	—	—
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	687,365	—	687,365	—	—	2,669,315
	Continued or Accelerated Vesting of Restricted Stock Units(6)	1,764,426	—	—	—	—	1,764,426
	Continued or Accelerated Vesting of Stock Options(7)	—	—	—	—	—	—
	Benefit Restoration Plan(8)	64,870	—	—	—	64,870	—
	Total	3,400,391	883,730	2,931,095	—	64,870	7,736,264
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72	Executive compensation
Name	Benefit(1)	Death or disability ($) (a)	Voluntary termination by executive or retirement(2) ($) (b)	Termination by company without cause or by executive with good reason(3) ($) (c)	Termination by company for cause ($) (d)	Account balances under the benefit restoration plan upon change in control ($) (e)	Involuntary termination without cause or by executive officer with good reason within Two Years of change in control(4) ($) (f)
Gina K. Clark	Fiscal 2023 Bonus	844,160	844,160	844,160	—	—	844,160
	Salary Continuation	—	—	1,280,000	—	—	1,280,000
	Bonus Continuation	—	—	—	—	—	1,700,195
	Health Plan Premiums	—	—	15,478	—	—	15,478
	Outplacement	—	—	20,000	—	—	20,000
	Continued or Accelerated Vesting of Performance Shares(5)	859,297	2,381,183	1,951,535	—	—	2,381,183
	Continued or Accelerated Vesting of Restricted Stock Units(6)	1,599,033	1,599,033	699,003	—	—	1,599,033
	Continued or Accelerated Vesting of Stock Options(7)	635,943	635,943	—	—	—	635,943
	Benefit Restoration Plan(8)	—	—	—	—	—	—
	Total	3,938,433	5,460,320	4,810,176	—	—	8,475,993

(1)
Cash severance benefits under employment agreements entered into after November 9, 2022, would be subject to the limits under our executive severance policy, as described further on page 57.

(2)
The benefits shown in column (b) include the continued vesting of unvested equity that would apply under each grant’s retirement provisions, with respect to each NEO who met the eligibility requirements for retirement as of September 30, 2023. Under the Company’s 2014 Omnibus Incentive Plan with respect to grants made prior to March 10, 2022, retirement is defined as any voluntary termination of employment (i) after reaching age 62 and completing 60 full months of continuous employment with us or (ii) after reaching age 55, where the sum of age and years of continuous employment with us equals at least 70. Under the Company’s 2022 Omnibus Incentive Plan, with respect to grants made after March 10, 2022, retirement is defined as termination of employment (other than for cause) after reaching age 55, where the sum of age and years of continuous employment equals at least 65. Messrs. Collis, Cleary and Mauch and Ms. Clark are currently eligible for retirement under their outstanding equity awards. Upon retirement, restricted stock units and options continue to vest to the extent and according to the schedule set forth in the applicable award agreement, and performance shares will vest based on actual performance as if the participant had continued in service through the applicable vesting date.

(3)
If the NEO’s employment is terminated by us other than for cause or by the executive officer with good reason, other than upon or within two years following a change in control, the NEO is entitled to two years of continued base salary. Mr. Collis also receives an amount equal to two times the average annual bonuses paid in the preceding three completed years, to be paid over two years. The NEOs receive payment of a bonus for the year of termination, which, for the NEOs other than Mr. Collis, is based on actual performance (assuming 100% attainment of the individual performance objectives), and for Mr. Collis is based on target performance, in each case prorated for the period of employment before the termination of employment. The NEOs may receive reimbursement to continue health coverage for up to 24 months after termination of employment, and outplacement assistance. The NEOs also receive continued equity vesting as described in footnotes (5), (6), and (7) below. The amounts shown in column (c) represent these total severance amounts.

(4)
For our NEOs other than Mr. Collis, if the NEO’s employment is terminated by us other than for cause or by the NEO with good reason upon or within two years following a change in control, the NEO is entitled to two years of continued base salary and a bonus payment equal to two times the NEO’s average annual bonuses earned over the prior three completed years, to be paid over two years. In the event Mr. Collis’ employment is terminated by us other than for cause or by Mr. Collis with good reason upon or within two years of change in control, Mr. Collis is entitled to three years of continued base salary, and a bonus payment equal to three times the average of the annual bonuses earned by Mr. Collis over the three completed years prior to the termination date, to be paid over three years. The NEOs receive payment of a bonus for the year of termination, which, for the NEOs other than Mr. Collis, is based on actual performance, and for Mr. Collis is based on target performance, in each case prorated for the period of employment before the termination of employment. The NEOs may also receive reimbursement to continue health coverage for up to 24 months after the termination of employment (and, for Mr. Collis, in the event of termination other than for cause or by the NEO with good reason following a change in control, up to 36 months) and certain outplacement assistance. The NEOs also receive equity vesting as described in footnotes (5), (6) and (7) below. The amounts shown in column (f) represent these total severance amounts. The benefits shown in column (f) are in addition to any benefits that the NEO would receive as a result of the accelerated vesting of account balances under the Benefit Restoration Plan upon a change in control, as shown in column (e).

(5)
The value of the continued or accelerated vesting of unvested performance shares is calculated by multiplying the number of unvested performance shares that would vest at target by $179.97, the closing price of our Common Stock on September 29, 2023. Provided the NEO has been employed for at least 18 months from the grant date, a pro-rata portion of the unvested performance shares vest upon death or disability (based on performance through the end of the quarter prior to the death or disability). Provided the NEO has been employed for at least 18 months from the grant date and subject to execution and non-revocation of a release, a pro-rata portion of the unvested performance shares vest (based on actual performance) in the event of termination of employment

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Executive compensation	73
by us without cause (other than within two years following a change in control of the Company). In the event of retirement during a performance period, unvested performance shares will vest based on actual performance. For performance shares granted on or after November 9, 2022, in the event of a termination of employment by us without cause, if the NEO met the criteria for retirement treatment by the time of termination, the performance shares would continue to vest based on actual performance pursuant to the retirement provisions. In the event of termination of employment by us, upon or within two years following a change in control, the unvested performance shares will vest based on performance through the end of the calendar quarter ending prior to the change in control. In accordance with SEC rules, equity awards that vested as of September 30, 2023, including performance shares for the fiscal 2021 — fiscal 2023 performance period, are not reflected in the table above. The remaining unvested performance shares that would continue to vest or accelerate vesting for each scenario are included at target performance.
(6)
The value of the continued or accelerated vesting of unvested restricted stock units is calculated by multiplying the number of shares of unvested restricted stock units held by the NEO as of September 30, 2023, by $179.97, the closing price of our Common Stock as of that date. Unvested restricted stock units vest immediately in the case of disability, death, or upon an involuntary termination of employment by us that occurs within two years of a change in control of the Company. Unvested restricted stock units remain outstanding and continue to vest in the event of retirement. In the event of a termination of employment by us without cause, if the NEO met the criteria for retirement treatment: (i) for restricted stock units granted on or after November 9, 2022, the unvested restricted stock units would continue to vest pursuant to the retirement provisions; however, (ii) for restricted stock units granted prior to November 9, 2022, the unvested restricted stock units would forfeit.

(7)
The value of the continued or accelerated vesting of unvested options is calculated by multiplying the number of unvested options held by the NEO on September 30, 2023, by the difference between the exercise price of the options and $179.97, the closing price of a share of our Common Stock as of that date. Unvested stock options vest upon termination of employment by us within two years following a change in control of the Company. Unvested stock options continue to vest and become exercisable in the event of retirement.

(8)
The amounts shown represent the value of unvested account balances under the Benefit Restoration Plan for events that would result in the accelerated vesting and payment of those benefits. Account balances under the Benefit Restoration Plan do not vest in full until an employee reaches age 62 (or age 55 with more than 15 years of service), except that vesting is accelerated upon (i) disability, (ii) death, or (iii) upon a change in control of the Company (so long as the participant is employed by the Company on the date of the applicable event). Unvested account balances are forfeited if the participant’s employment terminates for any reason other than death, disability, or following a change in control before the applicable retirement date. If a participant is terminated for cause, the participant forfeits all vested and unvested account balances under the Benefit Restoration Plan. Distribution of account balances upon termination of employment, death, disability or change in control are made in a lump sum.

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74	Executive compensation
Equity awards
Our restricted stock unit, performance share and stock option awards include provisions that result in the vesting or forfeiture of awards, depending on the reason for termination of employment, which provisions are outlined below.
In addition, in the event of a change in control, the Board may, in its discretion, cancel outstanding options that are not exercised within 30 days of the change in control, cash out the value of outstanding options or restricted stock units or make any other adjustments it deems appropriate under the Omnibus Incentive Plan. The Board may also cancel any award made under the Omnibus Incentive Plan in exchange for payment of an equal value in cash or stock.
Reason for termination	Unvested awards	Impact on expiration date of vested options
Termination for Cause	• Forfeit	Immediately upon termination
Voluntary Termination by Executive Officer (other than Retirement)	• Forfeit	3 months from date of termination
Termination by Cencora without Cause (other than upon or within 2 Years after a Change in Control and, for grants made beginning November, 2022, other than Retirement)
•
Forfeit restricted stock units

•
Forfeit options

•
Performance shares forfeited if termination is prior to 18 months from the beginning of the performance period; otherwise, pro-rated performance shares continue to vest based on actual performance, subject to execution and non-revocation of an release

1 year from date of termination
Termination by Cencora without Cause upon or within 2 Years after a Change in Control	• Restricted stock units vest • Options vest • Performance shares vest based on performance through the end of the quarter preceding change in control event	1 year from date of termination
Death or Disability
•
Restricted stock units vest

•
Forfeit options

•
Performance shares forfeited if death is prior to 18 months from the beginning of the performance period; otherwise, pro-rated Performance shares vest based on performance through the end of the quarter preceding death

1 year from date of death/termination
Retirement
•
Restricted stock units and options continue to vest to the extent and according to the schedule set forth in the applicable award agreement. If retirement occurs before a change in control, the restricted stock units will vest on the date of the change in control (if earlier than the specified vesting date), and if retirement occurs after a change in control, the restricted stock units will vest on the date of retirement

•
Performance shares vest based on actual performance as if the participant had continued in service through the applicable vesting date

Expires at the end of the stated term in the applicable award agreement
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Executive compensation	75
CEO pay ratio
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to calculate and disclose the ratio of the total compensation paid to its CEO to the total compensation paid to the median employee.
Using a Consistently Applied Compensation Measure (“CACM”), as described further below, we determined that the annual total compensation of our median employee was $76,034. Our CEO’s total compensation, as described further below, was $17,523,413. Therefore, the ratio of our CEO’s total annual compensation to that of the median paid employee was 230:1.
Our CACM was applied as follows:
•
As disclosed in our 2023 Annual Proxy Statement, we evaluated our employee population, identified a new median employee as of July 1, 2022, and determined that our total population consisted of 43,838 employees (excluding the CEO).

•
We determined that there were no material changes to our employee population in fiscal year 2023 and, therefore, determined that we would use the same median employee as in fiscal year 2022, who remained employed by the Company throughout fiscal year 2023.

•
We calculated total annual compensation for that employee using the same methodology we use for our NEOs as set forth in the Summary Compensation Table in this proxy statement.

•
For both the median employee and the CEO, we added in the value of employer contributions to group medical, dental, life, and disability coverage to determine the total compensation stated above, as such benefits represent a significant portion of our employees’ total compensation.

Because the SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies, assumptions, exemptions, and estimates, the pay ratios reported by other companies may not be comparable with the ratio we have provided. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
Pay versus performance
The following information is presented to disclose the relationship between executive compensation actually paid (“CAP”), as calculated under applicable SEC rules, and the Company’s financial performance. As required by SEC rules, the table presented below discloses CAP for (i) the Company’s principal executive officer (“PEO”) and (ii) the Company’s NEOs other than the PEO (the “Non-PEO NEOs”), on an average basis.
The methodology for calculating amounts presented in the columns “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table (“SCT”) totals to arrive at the values presented for CAP, are provided in the footnotes to the table. A discussion of the relationship between CAP and the Company performance measures (i) listed in the table below and (ii) that the Company has deemed most important in linking CAP during fiscal 2023 to Company performance is also presented below.
The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis on page 40 of this proxy statement.
Year (a)	Summary compensation table total for PEO(1)(2) ($) (b)	Compensation actually paid to PEO(1)(3) ($) (c)	Average summary compensation table total for non-PEO NEOs(1)(2) ($) (d)	Average CAP to non-PEO NEOs(1)(3) ($) (e)	Value of initial fixed $100 investment based on:(4)		Net income ($ millions) (h)	Adjusted diluted EPS ($)(5) (i)
					Total shareholder return ($) (f)	Peer group total shareholder return ($)(4) (g)
Fiscal 2023	17,511,240	33,835,589	5,086,164	8,310,891	193.34	128.13	1,733	11.99
Fiscal 2022	16,735,752	26,067,277	4,449,340	6,444,163	143.70	118.43	1,667	11.03
Fiscal 2021	14,873,815	39,787,688	4,602,193	10,407,833	125.20	122.56	1,545	9.26

(1)
Steven H. Collis served as the Company’s PEO for each fiscal year presented. The individuals comprising the Non-PEO NEOs for each fiscal year presented are as follows: for fiscal 2023, James F. Cleary, Robert P. Mauch, Gina K. Clark, and Elizabeth S. Campbell; for fiscal 2022, James F. Cleary, Robert. P. Mauch, Gina K. Clark, and Silvana Battaglia; and for fiscal 2021, James F. Cleary, Robert P. Mauch, Gina K. Clark, and John G. Chou.

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76	Executive compensation
(2)
The dollar amounts reported in column (b) are the amounts of total compensation reported for the Company’s PEO for each corresponding fiscal year in the “Total” column of the SCT. The dollar amounts reported in column (d) are the average amounts of total compensation reported for the Non-PEO NEOs for each corresponding fiscal year in the “Total” column of the SCT. Refer to the SCT set forth on page 62 of this proxy statement for further detail.

(3)
The dollar amounts reported in columns (c) and (e) represent the amounts of CAP to PEO and average CAP to Non-PEO NEOs, respectively. CAP does not necessarily represent cash and/or equity value transferred to the PEO or applicable Non-PEO NEO without restriction, but rather is a value calculated in accordance with applicable SEC rules. CAP reflects the exclusions and inclusions of certain amounts as set forth below. As the Company does not have a defined benefit plan, no adjustments for pension benefits are included in the below tables. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the SCT.

Year	SCT total for PEO ($)	Exclusion of stock awards and option awards for PEO ($)	Inclusion of equity values for PEO ($)	CAP to PEO ($)
Fiscal 2023	17,511,240	(12,500,174)	28,824,523	33,835,589
Fiscal 2022	16,735,752	(11,250,120)	20,581,645	26,067,277
Fiscal 2021	14,873,815	(10,500,201)	35,414,074	39,787,688
Year	Average SCT total for non-PEO NEOs ($)	Average exclusion of stock awards and option awards for non-PEO NEOs ($)	Average inclusion of equity values for non-PEO NEOs ($)	Average CAP to non-PEO NEOs ($)
Fiscal 2023	5,086,164	(3,125,162)	6,349,889	8,310,891
Fiscal 2022	4,449,340	(2,525,163)	4,519,986	6,444,163
Fiscal 2021	4,602,193	(2,550,086)	8,355,726	10,407,833
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-end fair value of equity awards granted during fiscal year that remained outstanding and unvested as of last day of fiscal year for PEO ($)	Plus, change in fair value from last day of prior fiscal year to last day of fiscal year of outstanding and unvested equity awards for PEO ($)	Plus, vesting-date fair value of equity awards granted during fiscal year that vested during fiscal year for PEO ($)	Plus, change in fair value from last day of prior fiscal year to vesting date of unvested equity awards that vested during fiscal year for PEO ($)	Minus, fair value at last day of prior fiscal year of equity awards that failed to meet applicable vesting conditions during fiscal year for PEO ($)	Plus, value of dividends or other earnings paid on equity awards not otherwise included for PEO ($)	Total – inclusion of equity values for PEO ($)
Fiscal 2023	14,972,771	7,221,775	211,618	6,418,359	—	—	28,824,523
Fiscal 2022	11,642,181	5,727,847	—	3,211,617	—	—	20,581,645
Fiscal 2021	15,030,404	11,804,432	—	8,579,238	—	—	35,414,074
Year	Average year-end fair value of equity awards granted during fiscal year that remained outstanding and unvested as of last day of fiscal year for non-PEO NEOs ($)	Plus, average change in fair value from last day of prior fiscal year to last day of fiscal year of outstanding and unvested equity awards for non-PEO NEOs ($)	Plus, average vesting-date fair value of equity awards granted during fiscal year that vested during fiscal year for non-PEO NEOs ($)	Plus, average change in fair value from last day of prior fiscal year to vesting date of unvested equity awards that vested during fiscal year for non-PEO NEOs ($)	Minus, average fair value at last day of prior fiscal year of equity awards that failed to meet applicable vesting conditions during fiscal year for non-PEO NEOs ($)	Plus, average value of dividends or other earnings paid on equity awards not otherwise included for non-PEO NEOs ($)	Total – average inclusion of equity values for non-PEO NEOs ($)
Fiscal 2023	3,753,521	1,321,780	43,514	1,231,074	—	—	6,349,889
Fiscal 2022	2,662,853	1,185,599	—	671,534	—	—	4,519,986
Fiscal 2021	3,650,284	2,680,338	—	2,025,104	—	—	8,355,726

(4)
For purposes of calculating the total shareholder return (“TSR”) for our peer group, the S&P 500 Health Care Index (the “Peer Group TSR”) was utilized pursuant to Item 201(e) of Regulation S-K and as is reflected in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023. In accordance with applicable SEC rules, the Peer Group TSR was calculated on a market

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Executive compensation	77
capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the Company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on September 30, 2020, through and including the end of the fiscal year for which TSR is being presented in the table. TSR calculations reflect reinvestment of dividends.
(5)
We determined Adjusted Diluted EPS (“Adjusted EPS”) to be the most important financial performance measure used to link Company performance to CAP to the PEO and Non-PEO NEOs in fiscal 2023. This performance measure may not have been the most important financial performance measure for fiscal 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years. Adjusted EPS is a non-GAAP financial measure. See Appendix A for additional information regarding non-GAAP financial measures, including GAAP to non-GAAP reconciliations.

The table above and the graphs below compare the CAP to our PEO and the average of the CAP to our non-PEO NEOs with the Company’s: (i) cumulative TSR; (ii) Peer Group TSR; (iii) GAAP net income; and (iv) our Adjusted EPS, in each case for the fiscal years ended September 30, 2023, 2022, and 2021. TSR amounts reported in the table above and the graphs below assume an initial fixed investment of  $100 and that all dividends, if any, were reinvested.
Relationship Between PEO and Non-PEO NEO CAP and Company TSR
The following chart sets forth the relationship between CAP to the PEO, the average CAP to the Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.
Given the emphasis in our executive compensation program on long-term incentives, which are tied to our stock price, we believe that the CAP to our PEO and Non-PEO NEO is closely aligned with our stock price performance. Specifically, for each year shown in the table above and the graph below, more than half of the target compensation to the PEO and Non-PEO NEOs was delivered in the form of long-term, stock-based incentives, as described in the Compensation Disclosure and Analysis section of this proxy statement.
PEO and average non-PEO NEO Compensation Actually Paid vs. Company TSR

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Compensation Actually Paid ($ Millions)
$250
$200
$150
$100
$50
$0
Company TSR (FYE 2020 Indexed to $100)
$39.8
$10.4
$26.1
$6.4
$33.8
$8.3
$100.00
$125.20
$143.70
$193.34
2020
2021
2022
2023
Fiscal Year
PEO CAP
Average Non-PEO NEO CAP
Cencora Inc. TSR

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78	Executive compensation
Relationship Between Company TSR and Peer Group TSR
The following graph compares the Company’s cumulative TSR over the three most recently completed fiscal years to Peer Group TSR over the same period. As shown in the chart, the Company’s TSR has outperformed the Peer Group TSR for each of the fiscal years shown.
Comparison of cumulative TSR of Cencora and peer group TSR
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Relationship Between PEO and Non-PEO NEO CAP and Adjusted EPS
The following chart sets forth the relationship between CAP to the PEO, the average CAP to the Non-PEO NEOs, and the Company’s Adjusted EPS during the three most recently completed fiscal years.
Aside from our stock price performance, we believe that Adjusted EPS is the most important financial metric that ties our executives’ compensation to our performance. We have improved our Adjusted EPS from 2021 to 2023, as reflected in the table above and illustrated in the graph below. Our year-over-year CAP outcomes over that same period do not always align directionally with the year-over-year Adjusted EPS outcomes because the greatest sensitivity to our executives’ compensation is tied to our stock price. As such, we expect that stock price will continue to have a much larger impact on CAP than Adjusted EPS.
PEO and average non-PEO NEO Compensation Actually Paid vs. Adjusted EPS

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Compensation Actually Paid ($ Millions)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Cencora Adjusted EPS ($)
$39.8
$10.4
$9.26
$26.1
$6.4
$11.03
$33.8
$8.3
$11.99
2021
2022
2023
Fiscal Year
PEO CAP
Average Non-PEO NEO CAP
Cencora Adjusted EPS

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80	Executive compensation
Relationship Between PEO and Non-PEO NEO CAP and Net Income
The following chart sets forth the relationship between CAP to the PEO, the average CAP to the Non-PEO NEOs, and the Company’s Net Income during the three most recently completed fiscal years.
The Company’s GAAP net income has increased in the past three years, while CAP to the PEO and, on average, to the Non-PEO NEOs has varied significantly each year. The improvement in our GAAP net income from 2021 through 2023 does not directly align with our CAP outcomes. This is primarily because the Company does not use GAAP net income to determine executive compensation opportunities or outcomes. As a result, while the Company is required to include GAAP net income as a comparison in this Pay Versus Performance table and the graph below, we would not necessarily expect to see alignment between our CAP and GAAP net income outcomes.
PEO and average non-PEO NEO Compensation Actually Paid vs. net income
List of most important financial performance measures
The following table presents an unranked list of the most important financial performance measures, including the Company-Selected Measure, used by the Company to link CAP for all NEOs to Company performance for fiscal 2023.
Measure
Adjusted EPS*
Adjusted Operating Income*
Adjusted Free Cash Flow*
Adjusted ROIC*

*
Represents a non-GAAP financial measure. See Appendix A for additional information regarding non-GAAP financial measures, including required GAAP to non-GAAP reconciliations.

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Audit committee matters
Item
3

Ratification of the appointment of Ernst & Young LLP as Cencora’s independent registered public accounting firm for fiscal 2024
Ratification of the appointment of Ernst & Young LLP
You are voting on the ratification of the appointment of Ernst & Young LLP (“EY”) as Cencora’s independent registered public accounting firm for the fiscal year ending September 30, 2024. The Audit Committee of the Board has appointed EY to serve as our independent registered public accounting firm for fiscal 2024. Although our governing documents do not require the submission of the appointment of Cencora’s independent registered public accounting firm to the shareholders for approval, the Board considers it desirable that the shareholders ratify the appointment of EY. Should the shareholders not ratify the appointment of EY as Cencora’s independent registered public accounting firm for the fiscal 2024, the Audit Committee will investigate the reasons and will reconsider whether it is appropriate to select another independent registered public accounting firm, but is not required to do so. Even if EY’s appointment is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.
Independent registered public accounting firm services
Audit services provided by EY for fiscal 2024 will include examination of the consolidated financial statements of Cencora and services related to periodic SEC filings. Audit services for fiscal 2024 also will include the audit of the effectiveness of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Additionally, EY may provide audit-related, tax and other services comparable in nature to the services performed in fiscal 2022 and 2023, as described under the heading “Audit and non-audit fees.”
Representatives of the independent registered public accounting firm at the 2024 annual meeting of shareholders
Representatives of EY are expected to participate at the 2024 Annual Meeting of Shareholders. Such representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.
We recommend that you vote FOR the ratification of the appointment of EY as Cencora’s independent registered public accounting firm for fiscal 2024.

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Selection and engagement of audit firm
Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of Cencora’s external auditor. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the external auditor’s qualifications, performance and independence. In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to Cencora. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The Audit Committee reviews the process that we and EY undertake to ensure the rotation of the audit partner responsible for reviewing the audit, and evaluates the qualifications and experience of the individual selected to serve as lead partner for our audit. EY has been retained as Cencora’s external auditor since 1985. The members of the Audit Committee believe that the continued retention of EY to serve as our external auditor is in the best interests of Cencora and its shareholders.
Audit and non-audit fees
During the fiscal years ended September 30, 2023 and 2022, EY, Cencora’s independent registered public accounting firm, billed the Company the fees set forth below in connection with services rendered by the independent registered public accounting firm to the Company:
	Fiscal year
EY fee category	2023 ($)	2022 ($)
Audit Fees(1)	12,658,850	12,016,150
Audit-Related Fees(2)	543,700	4,132,600
Tax Fees(3)	4,156,181	3,851,977
All Other Fees(4)	308,500	1,368,000
Total	17,667,231	21,368,727

(1)
Audit fees consisted of fees for the audit of Cencora’s annual financial statements, consultation concerning financial accounting and reporting standards and consultation concerning matters relating to Section 404 of the Sarbanes-Oxley Act of 2002, reviews of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of Company documents filed with the SEC. Audit fees also included fees for the audit of the effectiveness of the Company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Audit-related fees consisted of fees for assurance and related services, such as Service Organization Controls reports and employee benefit plan audits. Audit-related fees in fiscal 2022 also included due diligence fees related to the acquisition of PharmaLex Holding GmbH.

(3)
Tax fees consisted of fees for services related to tax compliance, tax advice and tax planning services.

(4)
Other fees consisted of pre-approved consulting services relating to certain Company initiatives, including fees in fiscal 2022 in connection with acquired technology systems.

Our Audit Committee reviewed and approved all fees charged by EY in accordance with the policy described above and monitored the relationship between audit and permissible non-audit services provided. The policy is intended to ensure that the fees earned by EY are consistent with the maintenance of the independent registered public accounting firm’s independence in the conduct of its auditing functions.
Pre-approval policies
The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that the Company’s independent registered public accounting firm is permitted to perform for the Company under applicable federal securities regulations. As permitted by applicable regulations, the committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent registered public accounting firm and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.
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Audit committee matters	83
Report of the Audit Committee
The Audit Committee consists of the three directors named at the end of this report. All of the Audit Committee members are independent under applicable SEC and NYSE rules and our corporate governance principles. The Board has concluded that each member is “financially literate” and that two of the members qualify as “audit committee financial experts.” The key responsibilities of the Audit Committee are set forth in its charter, which was most recently approved by the Board in November 2023 and is available on our website at investor.cencora.com/governance/committees. The Audit Committee is responsible for, among other matters, the appointment, retention, and compensation of the independent auditor and in connection therewith annually considers the performance of Ernst & Young LLP.
Cencora’s management has primary responsibility for the Company’s financial statements and its internal control over financial reporting. Cencora’s independent registered public accounting firm, EY, is responsible for performing an independent audit of Cencora’s consolidated financial statements and for issuing a report on the effectiveness of Cencora’s internal control over financial reporting. The Audit Committee meets regularly with EY, with and without management present, to review the overall scope and plans for EY’s audit work and to discuss the results of its audit procedures, the evaluation of Cencora’s internal control over financial reporting and the overall quality of Cencora’s accounting and financial reporting. Cencora’s management has represented to the Audit Committee that the financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 were prepared in accordance with U.S. generally accepted accounting principles and that our internal control over financial reporting was effective as of September 30, 2023.
The Audit Committee reviewed and discussed with Cencora’s management and EY the audited financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and our internal control over financial reporting. The Audit Committee discussed with EY, which is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles, the firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements. The Audit Committee also discussed with EY the matters related to the conduct of the audit that are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (“PCAOB”), including the matters required to be discussed by the PCAOB Auditing Standard No. 1301, “Communications with Audit Committees.” In addition, the Audit Committee discussed with EY the firm’s independence from the Company and its management, including the matters in the written disclosures and letter that were received by the Audit Committee from EY as required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence. The Audit Committee further considered whether the provision of non-audit related services by EY to the Company is compatible with maintaining the independence of that firm from the Company. The Audit Committee also discussed with EY the firm’s audit of the effectiveness of the Company’s internal control over financial reporting as of September 30, 2023.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Cencora’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.
The Audit Committee
Dennis M. Nally, Chair	Richard W. Gochnauer	Henry W. McGee
The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the report by reference therein.
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Item
4

Approval of an amendment of the certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law
On November 8, 2023, the Board unanimously voted to approve, and to recommend to our shareholders that they approve, certain amendments to the Cencora, Inc. Amended and Restated Certificate of Incorporation (the “Charter”) to permit the exculpation of officers, as is consistent with recent changes to the Delaware General Corporation Law (the “DGCL”).
Article VII of the Charter currently includes “exculpatory provisions” that eliminate directors’ liability for monetary damages to the fullest extent possible under applicable law. As a Delaware corporation, the DGCL permits the Company to eliminate directors’ personal liability for monetary damages resulting from a breach of the fiduciary duty of care, subject to exceptions prescribed by the DGCL, including for intentional misconduct or knowing violations of the law.
Such “exculpatory provisions” are common amongst large public companies, and they allow the Company to recruit and retain highly qualified persons to serve as directors. Under prior Delaware law, the statutory exculpatory provisions could only be extended to directors of corporations. However, effective August 1, 2022, the Delaware legislature amended the DGCL to permit Delaware corporations to extend similar exculpatory protections for officers, subject to the conditions and limitations under Section 102(b)(7) of the DGCL.
The Board believes that it is in the best interests of the Company and its shareholders to provide such exculpatory provisions to the officers of the Company to the extent permitted by the DGCL, as recently amended. In making this determination, the Board considered that the DGCL provision limits exculpation of officers only to claims that do not involve breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Further, the statutory exculpation does not extend to derivative claims brought by or in the right of the Company.
In weighing the potential benefits and drawbacks to shareholders, the Board further considered that officers, like directors, are exposed to a substantial risk of lawsuits that could seek to impose personal monetary liability. The Board believes that these new exculpatory protections recognized by the Delaware legislature will, if adopted, allow the Company to continue to attract and retain highly qualified officers and enable them to exercise good business judgment and act in the best interests of the shareholders, while minimizing their potential personal liability and reducing distractions arising from frivolous litigation, including diversion of management attention and the resultant waste of corporate resources.
The description of the proposal set forth above is qualified in its entirety by reference to the text of Article VII, Section 7.01 of the proposed Cencora, Inc. Amended and Restated Certificate of Incorporation, as amended by the proposed amendments described herein (the “Restated Charter”), attached as Exhibit A to this proxy statement. For convenience of reference, the proposed changes described herein to the current Charter, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this proxy statement as Exhibit B.
Shareholders are also asked to consider Proposal 5, which relates to additional proposed amendments to our Charter. Proposals 4 and 5 are independent of each other and changes to the Charter will only be made to the extent either or both proposals are approved by shareholders. For example, if Proposal 4 is approved by shareholders, our Charter would be amended to effect the change to Article VII, Section 7.01 of the Charter, even if Proposal 5 is not approved. Any amendments to our Charter will be made only to the extent that shareholders approve such amendments, and any amendments that are approved by the shareholders will become effective upon filing of the Restated Charter with the Secretary of State of the State of Delaware, which the Company anticipates filing shortly after the 2024 Annual Meeting.

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Vote required and effectiveness
The affirmative vote of the holders of a majority of shares of the Company’s outstanding and issued Common Stock as of the record date is required to adopt this proposal.
Any amendments to our Charter that are approved and adopted by the Company’s shareholders will become effective upon filing the Restated Charter with the Secretary of State of the State of Delaware, which the Company anticipates filing shortly after the Annual Meeting.
The Board recommends that you vote FOR the approval of an amendment of the certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law.

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86
Item
5

Approval of miscellaneous amendments to the certificate of incorporation
The Board is taking the opportunity afforded by presenting Proposal 4 for shareholders’ approval to also propose additional amendments to our Charter for shareholders’ approval. Our Charter was last substantively amended in March 2017 and the Board believes that various changes are in order. Those changes are:
•
Section 5.03 (Annual Election of Directors) — To remove outdated references to the phasing out of our previously-classified Board, as our Board was fully declassified as of March 2014.

•
Section 5.06 (Vacancies) — With respect to filling director vacancies, to clarify when “any” increase in the number of directors occurs (i.e., in the event of death, resignation, removal, and newly-created directorships that result from (i) an increase in the number of directors or (ii) the failure by shareholders to elect the whole authorized number of directors).

•
Section 5.07 (Directors’ Meetings, Consents and Elections) — To clarify that meetings of the Board and any Board committee may be held via remote communications.

•
Section 7.04 (Miscellaneous) — To remove unnecessary language relating to indemnification and the advancement of expenses, which is addressed elsewhere in Article VII of the Charter.

These amendments would be made by way of amending and restating our Charter, as set forth in the Restated Charter. The proposed amendment to Article VII, Section 7.01 is discussed in Proposal 4 above and is also incorporated into the Restated Charter. Approval of any amendment pursuant to Proposal 4 and 5 also constitutes approval by the shareholders of the Restated Charter, which will only include the amendments approved by the shareholders.
The Board of Directors believes it is appropriate to make the proposed amendments described in this Proposal 5 to our Charter for the following reasons:
•
Section 5.03.   At the 2011 annual meeting of shareholders, the Company’s shareholders voted to approve the “declassification” of the Board, such that directors would be elected on an annual basis commencing with the Company’s 2012 annual meeting of shareholders. This declassification was complete as of the Company’s 2014 annual meeting of shareholders, with each director proposed for election at that meeting and each subsequent annual meeting being elected on an annual basis. Accordingly, the language in Section 5.03 that refers to a phasing out of the prior classified board structure is now both outdated and unnecessary.

•
Section 5.06.   The revisions to this section are intended to clarify the meaning of the current language in the Charter; namely, that “any” vacancy includes a vacancy arising by reason of death, resignation, removal, newly-created directorships resulting from an increase in the number of directors, or the failure of the stockholders to elect the whole authorized number of directors.

•
Section 5.07.   Pursuant to Section 141(i) of the DGCL, meetings of the Board and any Board committee may be held remotely, unless otherwise restricted by a corporation’s certificate of incorporation or bylaws. The revisions to this section are meant to clarify the ability of the Board and Board committees to hold meetings on a remote basis, consistent with the requirements of the DGCL.

•
Section 7.04.   The redactions from, and clarifications set forth in, Section 7.04 are intended to remove superfluous language that is addressed elsewhere in Article VII and clarify the meaning of the language set forth in that section.

The description of the proposed miscellaneous amendments to our Charter is qualified in its entirety by reference to the text of the proposed Restated Charter, attached as Exhibit A to this proxy statement. For convenience of reference, the proposed Restated Charter as described herein, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this proxy statement as Exhibit B.

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Approval of this Proposal 5 constitutes approval of the Restated Charter that includes all of the amendments to our Charter as described in this Proposal 5. The amendments described in this Proposal 5 are interdependent so that the shareholders are approving all or none of the amendments set forth in the sections described above. Shareholders are also asked to consider Proposal 4, which relates to exculpation of officers. Proposals 4 and 5 are independent of each other and changes to our Charter will only be made to the extent either or both proposals are approved by shareholders. If Proposal 4 is not approved by shareholders, but this Proposal 5 is approved by shareholders, we will not make the amendments to Article VII, Section 7.01 described in Proposal 4, notwithstanding the language included in Exhibits A and B to this proxy statement.
Vote required and effectiveness
The affirmative vote of the holders of a majority of shares of the Company’s outstanding and issued Common Stock as of the record date is required to adopt this proposal.
Any amendments to our Charter that are approved and adopted by the Company’s shareholders will become effective upon filing the Restated Charter with the Secretary of State of the State of Delaware, which the Company anticipates filing shortly after the Annual Meeting.
The Board recommends that you vote FOR the approval of the miscellaneous amendments to the Charter described in this Item 5.

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Item
6

Shareholder proposal
Enhance majority vote standard for director elections
The following shareholder proposal has been submitted to the Company for action at the 2024 Annual Meeting by Kenneth Steiner of Great Neck, New York, owner of at least $2,000 in market value of the Company’s Common Stock. Mr. Steiner has named John Chevedden as his proxy for this proposal. In accordance with proxy regulations, the following is the complete text of the proposal, which is reproduced as submitted to us other than minor formatting changes. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent.
Proposal 6 — Enhance Majority Vote Standard for Director Elections
Resolved, Enhance Majority Vote Standard for Director Elections by including this text in the bylaws:
A plurality voting standard will apply only if there is a shareholder-nominated director on the company proxy card.
This will update the bylaws because the current majority vote text in the Cencora governing documents was drafted prior to the relatively new universal proxy rules for director elections.
According to the 2023 Cencora annual meeting proxy a plurality voting standard will apply instead of a majority voting standard if:
•
A shareholder has provided us with notice of a nominee for director in accordance with our bylaws; and

•
That nomination has not been withdrawn on or prior to the day next preceding the date the Company first provides its notice of meeting for such meeting to shareholders.

The problem with the above language is that the majority vote standard goes out the window if a shareholder, who own $1000 of Cencora stock, nominates himself and does nothing to promote his candidacy.
The language in the Resolved statement above will ensure that the plurality vote standard will only apply when there is a serious director candidate.
Please vote yes:
Enhance majority vote standard for director elections — Proposal 6

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89

Cencora’s statement in opposition to the shareholder proposal
The Board of Directors recommends that you vote AGAINST the Shareholder Proposal (Item 6 on the Proxy Card) for the following reasons:
The shareholder Proposal (Item 6) requests that the Company amend the Company’s bylaws to provide that a “plurality voting standard will apply only if there is a shareholder-nominated director on the Company proxy card.” The Board has considered this proposal and concluded that its adoption is not in the best interests of the Company and its shareholders. The Board recommends a vote AGAINST this proposal because:
•
The proposal is unnecessary to address the concerns set forth by the proponent, given the December 2023 amendment to the bylaws that clarified the applicable voting standards for the election of directors; and

•
Implementation of the proposal as requested would result in an inappropriate and insurmountable conflict between the Board’s current composition, on the one hand, and the use of a majority vote standard for director elections in uncontested elections, on the other.

Current Cencora voting standards and bylaw provisions
To align with best practice and to ensure accountability to our shareholders, our bylaws and corporate governance principles provide for a majority vote standard for the election of directors in uncontested director elections. Pursuant to a majority voting standard, a director is elected to the Board if the number of votes cast in favor of a director nominee exceeds the number of votes cast against such director nominee’s election.
Additionally, consistent with market and corporate governance best practices, in the event of a contested election, directors are elected by a plurality of votes cast, meaning that director nominees who receive the most votes are elected, regardless of whether they obtained a majority.
On December 26, 2023, the Board amended the bylaws to clarify the circumstances in which a plurality voting standard applies in the election of directors. Consistent with market practice, the amended bylaws clarify that a plurality voting standard applies to director elections only in the event of a “Contested Election,” which is defined as “any meeting of shareholders at which the number of nominees for election of directors exceeds the number of directors to be elected as of the tenth (10th) day preceding the date that the Corporation first mails its notice of meeting for such meeting to the shareholder” (emphasis added). The definition of a Contested Election as set forth in the amended bylaws is generally consistent with market practice and ensures that a plurality voting standard will apply only if there are more director nominees than number of directors to be elected.
We believe that the proponent’s stated concerns that a majority voting standard could apply “if a shareholder, who own (sic) $1000 of Cencora stock, nominates himself and does nothing to promote his candidacy” are both misplaced and incorrect. The Company’s bylaws set forth a robust methodology for ensuring the qualification and appropriateness of director candidates, including through the advance notice provisions described in Section 2.03(c) of the bylaws. We also note the proponent’s position that the proposal “will ensure that the plurality voting standard will apply only when there is a serious director candidate.” However, we believe that the amended bylaws clearly set forth the limited circumstances when a plurality voting standard would apply — that is, at a meeting for which there are more director nominees than available board seats. Accordingly, adoption of the proposal is unnecessary.

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Conflict between proposal and Cencora’s current Board composition
As described above, the proposal requests that the Company amend its bylaws to state that “[a] plurality voting standard will apply only if there is a shareholder-nominated director on the company proxy card.” The proponent does not clarify or define what is meant by “shareholder-nominated director.”
As disclosed elsewhere in this proxy statement, Walgreens Boots Alliance, or WBA, owns approximately 15% of our Common Stock. We also are party to the Shareholders Agreement with WBA, pursuant to which WBA has the right, among other matters, to designate a director to our Board while it holds 5% or more of our Common Stock. Ornella Barra currently serves on the Board as WBA’s designated director and is WBA’s director designee for nomination for election at the 2024 Annual Meeting.
The proposed change to the bylaws that is requested by the proponent would have the practical effect of triggering a plurality voting standard any time that Ms. Barra, another WBA director nominee, or any other shareholder-nominated director appears on the Company’s proxy card for a meeting of shareholders. This would have the unintended consequence of triggering plurality voting in an uncontested director election solely due to the fact that a “shareholder-nominated director” is being put forth for election.
A plurality voting standard in an uncontested director election is widely viewed as counter to shareholder rights. For example, ISS cites “a plurality vote standard in uncontested director elections” as a “problematic provision” that may lead to adverse voting recommendations by ISS. Similarly, Glass Lewis has expressed that a majority voting standard is advantageous in an uncontested election.
The Company does not believe that the proponent’s intent is to implement a plurality voting standard in an uncontested director election solely because Ms. Barra or another shareholder-appointed nominee appears on the proxy card. Rather, the Company’s position is that the amended bylaws better address the concerns raised by the proponent — that a plurality voting standard should apply only in the event of a true contested election — and avoid the unintended consequences of forcing a plurality voting standard due to the Company’s current Board composition.
Conclusion
In summary, the Board believes that the proposal is both unnecessary and could lead to unintended consequences that would not be aligned with shareholder rights or our shareholders’ best interests.
For the foregoing reasons, the Board of Directors recommends a vote AGAINST the adoption of this shareholder proposal.

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Stock ownership information
Security ownership of certain beneficial owners, officers and directors
The following table sets forth the Common Stock beneficially owned by each of the named executive officers, each of the directors and director nominees and all directors and executive officers as a group as of November 30, 2023. Except as set forth below, the table also shows the Common Stock that is beneficially owned by holders of more than 5% of our outstanding Common Stock as of November 30, 2023.
According to the rules adopted by the SEC, a person “beneficially owns” securities if the person has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise. Except as otherwise noted, the beneficial owners listed have sole voting and investment power with respect to the shares shown. An asterisk in the Percent of Class column indicates beneficial ownership is less than 1%, based on 199,728,449 shares of Common Stock outstanding as of November 30, 2023.
Name and address of beneficial owner(1)	Title	Aggregate number of shares beneficially owned(2) (#)	Percent of class (%)
Named executive officers
Steven H. Collis(3)	Chairman, President and Chief Executive Officer	636,726	*
James F. Cleary(3)	Executive Vice President and Chief Financial Officer	193,097	*
Robert P. Mauch(3)	Executive Vice President and Chief Operating Officer	127,130	*
Elizabeth S. Campbell(3)	Executive Vice President and Chief Legal Officer	20,327	*
Gina K. Clark(3)	Executive Vice President and Chief Communications & Administration Officer	52,995	*
Non-employee directors and director nominees
Ornella Barra(4)	Director	30,489,956	15.3%
Werner Baumann(5)	Director	—	*
D. Mark Durcan(5)	Director	14,272	*
Richard W. Gochnauer(5)	Director	20,841	*
Lon R. Greenberg(5)	Director	16,641	*
Kathleen W. Hyle(5)	Director	17,845	*
Lorence H. Kim, M.D.(5)(6)	Director	—	*
Henry W. McGee(5)	Director	15,014	*
Redonda G. Miller, M.D.(5)	Director		*
Dennis M. Nally(5)	Director	5,126	*
Lauren M. Tyler(5)	Director	—	*
All directors and executive officers as a group (18 people)(7)		31,650,730	15.8%
5% and greater owners
Walgreens Boots Alliance Holdings LLC(8) 108 Wilmot Road Deerfield, IL 60015		30,489,956	15.3%
Vanguard Group Inc.(9) 100 Vanguard Blvd. Malvern, PA 19355		20,345,297	10.2%
BlackRock, Inc.(10) 55 East 52nd Street New York, NY 10055		19,677,252	9.8%

*
Less than 1.0%

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92	Stock ownership information
(1)
The address for each named executive officer, director, and director nominee is: Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428.

(2)
Based on information furnished to us by the respective shareholders or obtained by us from sources we believe are reliable. We believe that, unless otherwise indicated, the beneficial owners have sole voting and investment power over the shares shown opposite their names.

(3)
Common Stock and the percent of class listed as being beneficially owned by our named executive officers include outstanding options to purchase shares of Common Stock, which are exercisable within 60 days of November 30, 2023, as follows:

Name	Shares (#)
Mr. Collis	305,153
Mr. Cleary	79,031
Mr. Mauch	79,031
Ms. Campbell	5,162
Ms. Clark	27,093

(4)
The aggregate number of shares beneficially owned by Ms. Barra consists of the 30,489,956 shares that are held by Walgreens Boots Alliance Holdings LLC. By virtue of her position as Chief Operating Officer, International of Walgreens Boots Alliance, Inc., Ms. Barra may be deemed to have shared power to vote or direct the vote of  (and the shared power to dispose or direct the disposition of) the 30,489,956 shares held by Walgreens Boots Alliance Holdings LLC.

(5)
No non-employee director holds options that are exercisable or restricted stock units that vest within 60 days of November 30, 2023.

(6)
Dr. Kim and his spouse have shared voting power with respect to 168 shares.

(7)
Includes all directors and executive officers, including the named executive officers. The aggregate number of shares beneficially owned by all directors and executive officers as a group includes the 30,489,956 shares that are held by Walgreens Boots Alliance Holdings LLC.

(8)
This information is based on Amendment No. 15 to Schedule 13D filed with the SEC on November 14, 2023 by Walgreens Boots Alliance, Inc., which reported that Walgreens Boots Alliance Holdings LLC, WBA Investments, Inc., and Walgreens Boots Alliance, Inc. have shared voting power and shared dispositive ownership with respect to 30,489,956 shares as of November 9, 2023. None of these entities reported ownership of shares with sole voting power or sole dispositive power.

(9)
This information is based on Amendment No. 17 to Schedule 13G filed with the SEC on January 10, 2023 by The Vanguard Group, which reported sole voting power with respect to 0 shares, shared voting power with respect to 238,165 shares, sole dispositive power with respect to 19,675,132 shares, and shared dispositive power with respect to 670,165 as of December 31, 2022.

(10)
This information is based on Amendment No. 15 to Schedule 13G filed with the SEC on January 24, 2024 by BlackRock, Inc., which reported sole voting power with respect to 18,230,941 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 19,677,252 shares, and shared dispositive power with respect to 0 shares as of December 31, 2023.

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Stock ownership information	93
Equity compensation plan information
The following table sets forth information as of September 30, 2023 regarding our existing compensation plans pursuant to which equity securities are authorized for issuance to employees and non-employee directors.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders	2,581,730(1)	85	22,751,592(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	2,581,730	85	22,751,592

(1)
Includes shares of our Common Stock to be issued upon exercise of outstanding options and vesting of restricted stock units and performance share awards under the Company’s Equity Incentive Plan (the “Equity Incentive Plan”) and our Omnibus Incentive Plan.

(2)
Includes shares available for future issuances of equity awards (including options, restricted stock units and performance share awards) under the Omnibus Incentive Plan. As of March 6, 2014, we ceased to use the Equity Incentive Plan for issuances of equity awards.

Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act requires directors, individuals designated by the Board as “officers,” under Section 16(a) and beneficial owners of more than 10 percent of our Common Stock (collectively, “Section 16 Insiders”) to file with the SEC reports of ownership and changes in beneficial ownership of our Common Stock. We believe, based upon our review of such reports filed with the SEC and the representations of the Section 16 Insiders that, for the fiscal year ended September 30, 2023, all of the Section 16 Insiders filed their respective beneficial ownership and change in ownership reports with the SEC in a timely manner.
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Frequently asked questions about the 2024 annual meeting of shareholders and voting at the meeting
Why am I being furnished this proxy statement?
The Board is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2024 Annual Meeting to be held on March 12, 2024, and at any adjournments, postponements, or continuations thereof. Our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 accompanies this notice and proxy statement, but is not incorporated as a part of the proxy statement and is not to be regarded as part of the proxy solicitation material.
Who is soliciting my proxy?
The Board is soliciting your proxy in order to provide you with an opportunity to vote on all matters to be presented at the meeting whether or not you virtually attend the 2024 Annual Meeting.
What if I received a Notice of Internet Availability of Proxy Materials?
We are providing access to our proxy materials over the Internet. Accordingly, on or about January 29, 2024, we are mailing to our record and beneficial shareholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the Internet and vote online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. If you wish to receive a printed copy of our proxy materials for the 2024 Annual Meeting, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.
Who can attend the annual meeting? How do I attend?
The 2024 Annual Meeting will be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/COR2024.
Only shareholders of record of our Common Stock as of the close of business on January 16, 2024 (the “record date”) have a right to vote at the 2024 Annual Meeting. Shareholders of record as of the record date will be able to attend and participate in the virtual 2024 Annual Meeting by visiting www.virtualshareholdermeeting.com/COR2024. and entering the 16-digit control number on your Notice of Internet Availability, voting instructions form or on your proxy card for purposes of asking questions and casting your votes for the 2024 Annual Meeting ballot items. Only shareholders and proxy holders who enter their valid control number will be able to submit questions and vote. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.
We encourage you to log in to the website and access the webcast approximately 15 minutes before the 2024 Annual Meeting start time. If you experience technical difficulties, please contact the technical support telephone number posted on the virtual shareholder meeting login page.
Who is entitled to vote?
You may vote if you owned shares of our Common Stock as of the close of business on January 16, 2024, which is the record date. You are entitled to one vote for each share of Common Stock that you own. As of January 16, 2024, we had 199,479,628 shares of Common Stock outstanding.
What shares can I vote?
You may vote all shares of our Common Stock owned by you as of the record date. These shares of our Common Stock include:
•
Shares held directly in your name as the shareholder of record.

•
Shares of which you are the beneficial owner but not the shareholder of record. These are shares that are held for you through a broker, trustee or other nominee such as a bank, including shares purchased through any 401(k) plan or our employee stock purchase plan. For shares held in a plan, vote prior to 11:59 p.m., Eastern Time, on March 8, 2024.

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Frequently asked questions about the 2024 annual meeting of shareholders and voting at the meeting	95
How do I vote my shares?
Registered shareholders
If you hold your shares in your own name as the shareholder of record, you have four options for voting and submitting your proxy before the meeting:

By Internet	By telephone	By mail	Mobile device
We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com in advance of the meeting or during the meeting at www.virtualshareholder meeting.com/COR2024.	You may vote and submit your proxy by calling 1.800.690.6903 in advance of the meeting.	If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.	Scan the QR code provided on your proxy/voting instruction card
Beneficial owners (shareholders in “street name”)
If you hold your shares through an account with a bank, broker or other nominee, you may view materials at www.proxyvote.com and may vote by completing and signing the voting instruction form that the bank, broker or other nominee will provide to you, or by using telephone or Internet voting arrangements described on the voting instruction form or other materials that the bank, broker or other nominee will provide to you.
How do I revoke my proxy?
If you are the shareholder of record, you may revoke your proxy at any time before the polls close at the meeting. You may revoke your proxy by:
•
Changing your vote in the manner described below.

•
Notifying the Corporate Secretary at Cencora, Inc., 1 West First Avenue, Conshohocken, Pennsylvania 19428 in writing that you are revoking your proxy prior to 5:00 p.m., Eastern Time, on March 11, 2024.

If you hold your shares through an account with a bank or broker, your ability to revoke your proxy depends on the voting procedures of the bank or broker. Please follow the directions provided to you by your bank or broker.
May I change my vote?
You may change your vote at any time before the polls close at the meeting. You may change your vote by:
•
Signing another proxy card with a later date and returning it to us prior to the meeting.

•
Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on March 11, 2024.

•
Virtually attending the meeting and voting online during the meeting. Note that virtual attendance alone will not revoke your prior vote; you must also vote online during the meeting.

If you hold your shares through an account with a bank or broker, your ability to change your vote depends on the voting procedures of the bank or broker. Please follow the directions provided to you by your bank or broker.
What if I return my proxy card but do not provide voting instructions?
Proxy cards that are signed and returned but do not contain instructions will be voted as follows:
•
“For” the election of each of the eleven nominees for director named on page 8 of this proxy statement;

•
“For” the approval, on an advisory basis, of the fiscal 2023 compensation of our named executive officers as described in this proxy statement;

•
“For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2024;

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96	Frequently asked questions about the 2024 annual meeting of shareholders and voting at the meeting
•
“For” the approval of an amendment of the Company’s certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law;

•
“For” the approval of miscellaneous amendments to the Company’s certificate of incorporation;

•
“Against” the shareholder proposal set forth in this proxy statement, if properly presented at the 2024 Annual Meeting; and

•
In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?
It means that you have multiple accounts with our transfer agent and/or banks or brokers. Please vote all of your shares of our Common Stock. We recommend that you consolidate as many accounts as possible under the same name and address. For assistance consolidating accounts where you are the shareholder of record, you may contact our transfer agent, Computershare, at 1.800.522.6645.
Will my shares be voted if I do not provide my proxy?
If you are a registered shareholder and do not provide a proxy, in order to vote your shares, you must do so over the Internet or by telephone prior to the meeting or by virtually attending the 2024 Annual Meeting and voting online during the meeting.
If a beneficial owner of shares does not provide the bank or broker holding such shares with specific voting instructions, under the rules of the NYSE, the shareholder’s bank or broker may generally vote on “routine” matters, but cannot vote on “non-routine” matters. “Broker non-votes” occur when a beneficial owner of shares held in street name fails to provide instructions to the broker, bank, or other holder of record as to how to vote on matters deemed non-routine. Proposal 1 (election of directors), Proposal 2 (say-on-pay advisory vote), Proposal 4 (adoption of an officer exculpation provision in the Company’s Certificate of Incorporation), Proposal 5 (adoption of miscellaneous amendments to the Company’s Certificate of Incorporation) and Proposal 6 (Shareholder Proposal) are non-routine matters. Proposal 3 (ratification of auditor) is a routine matter. If a shareholder’s bank or broker does not receive the shareholder’s instructions on how to vote the shareholder’s shares on a non-routine matter, the shareholder’s bank or broker will inform the Company it does not have the beneficial owner’s authority to vote on the non-routine matter. In these cases, the broker, bank, or other holder of record can register your shares as being present at the 2024 Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the NYSE rules. We encourage beneficial shareholders to provide voting instructions to the bank, broker, or agent holding their shares by carefully following the instructions in the notice provided by the shareholder’s bank, broker, or agent.
May shareholders ask questions at the meeting?
Yes. If you wish to submit a question, you may do so in two ways. To ask a question in advance of the 2024 Annual Meeting, you may log into www.proxyvote.com and enter your 16-digit control number and use the Submit a Question for Management box. Alternatively, you will be able to submit questions live during the 2024 Annual Meeting of Shareholders through the Q&A box by accessing the meeting website at www.virtualshareholdermeeting.com/COR2024 if you have entered the meeting website as an authenticated shareholder using your 16-digit control number. After the formal business of the 2024 Annual Meeting has concluded and adjourned, the chair of the 2024 Annual Meeting will answer questions from shareholders during the designated question and answer (“Q&A”) period of the 2024 Annual Meeting agenda.
In order to give as many shareholders as possible the opportunity to ask questions, we ask that questions are succinct and cover only one topic per question. Up to three minutes will be allocated to read and respond to each question that we are able to answer during the 2024 Annual Meeting. The Q&A session will continue until all relevant questions have been answered, subject to time constraints.
Shareholders’ views, constructive comments, and criticisms are welcome, but the Company will not address questions that do not conform with the 2024 Annual Meeting Rules of Conduct, including but not limited to questions that are irrelevant to the business of the Company or to the business of the 2024 Annual Meeting, in furtherance of a shareholder’s personal or business interests, which are not matters of interest to shareholders generally, or out of order or not otherwise suitable for the conduct of the 2024 Annual Meeting. The Rules of Conduct may be found by accessing the meeting website at www.virtualshareholdermeeting.com/COR2024.
If there are any matters of individual concern to a shareholder or questions that are not answered, they may be raised separately after the 2024 Annual Meeting by contacting Investor Relations at InvestorRelations@cencora.com.
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Frequently asked questions about the 2024 annual meeting of shareholders and voting at the meeting	97
How many votes must be present to hold the meeting?
In order for us to conduct our meeting, a majority of the shares of our Common Stock outstanding as of January 16, 2024 must be present in order to constitute a quorum. Your shares are counted as present at the meeting if you virtually attend the meeting or if you properly return a proxy over the Internet, by telephone or by mail. Shares voted by banks or brokers on behalf of beneficial owners are also counted as present at the meeting. In addition, abstentions and broker non-votes will be counted for purposes of establishing a quorum with respect to any matter properly brought before the meeting.
How many votes are needed to elect a director (Item 1 on the proxy card) and how are votes counted?
The affirmative vote of a majority of the votes cast will be required for the election of each director (Item 1 on the proxy card).
A majority of the votes cast means that the votes cast “for” a director exceed the number of votes cast “against” that director. Abstentions and broker non-votes have no effect in determining if a majority of the votes have been cast in favor of a director.
How many votes are needed for Items 2 through 6 to pass and how are the votes counted?
The Company is incorporated in the State of Delaware and our shares are listed on the “NYSE”. As a result, the DGCL and NYSE listing standards govern the voting standards applicable to actions taken by our shareholders.
Please see the below chart for a summary of the required votes, as well as the impacts of abstentions and broker non-votes, for Items 2 through 6 set forth on the proxy card:
Item		Board voting recommendation	Voting approval standard	Effect of abstention(1)	Effect of Broker non-vote(2)
2	Advisory vote to approve the fiscal 2023 compensation of the Company’s named executive officers	For	Majority of shares present and entitled to vote on the matter(3)	Counted “against”	No effect
3	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024	For	Majority of shares present and entitled to vote on the matter(3)	Counted “against”	Not applicable
4	Adoption of an officer exculpation provision in the Company’s Certificate of Incorporation.	For	Majority of the shares of the Company’s issued and outstanding Common Stock(4)	Counted “against”	Counted “against”
5	Adoption of miscellaneous amendments to the Company’s Certificate of Incorporation	For	Majority of the shares of the Company’s issued and outstanding Common Stock(4)	Counted “against”	Counted “against”
6	Shareholder proposal on voting standard for election of directors.	Against	Majority of shares present and entitled to vote on the matter(3)	Counted “against”	No effect

(1)
Under the DGCL, shares that abstain with respect to Items 2, 3, 4, 5 and 6 constitute shares that are present and entitled to vote and, accordingly, have the practical effect of being voted “against” such items.

(2)
Under NYSE rules, Item 3 is considered a “routine” proposal on which brokers are permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. However, Items 2, 4, 5 and 6 are not considered to be routine matters and brokers will not be entitled to vote thereon unless beneficial owners provide voting instructions. Broker non-votes will not be counted toward the tabulation of votes on Items 2 and 6 and will be counted “against” Items 4 and 5.

(3)
Under our bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter to approve Items 2, 3 and 6 set forth on the proxy card.

(4)
Under the DGCL, the affirmative vote of the holders of a majority of the outstanding stock entitled to vote on the matter are required to approve Items 4 and 5.

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98	Frequently asked questions about the 2024 annual meeting of shareholders and voting at the meeting
How will proxies be voted on other items or matters that properly come before the meeting?
If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.
Is Cencora aware of any other items of business that will be presented at the meeting?
We are not aware of any other business to be presented at the 2024 Annual Meeting. However, if any other matter should properly come before the 2024 Annual Meeting, the accompanying proxy confers discretionary authority with respect to such matter.
Will there be any further solicitation of proxies for the meeting?
Our directors, officers and employees may solicit proxies by telephone, text message, email, facsimile or in person. In addition, we have hired Morrow Sodali (“Morrow”), 333 Ludlow St, 5th Floor, South Tower, Stamford, CT 06902 to assist us in soliciting proxies, if necessary. Morrow may solicit proxies by telephone, text message, email, facsimile or in person. We will pay Morrow a fee of approximately $12,000, plus expenses, for providing such services. We reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of our Common Stock. All costs and expenses of any solicitation, including the cost of preparing this proxy statement and posting it on the Internet and mailing the Notice of Internet Availability of Proxy Materials, will be borne by Cencora.
Will the director nominees be in attendance at the meeting?
We currently expect all of our director nominees to virtually attend the 2024 Annual Meeting and all directors are expected to attend our annual meetings pursuant to our governance principles. All of our directors attended the 2023 Annual Meeting of Shareholders.
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Other information
Availability of the Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (without exhibits or documents incorporated by reference therein) are available without charge to shareholders by contacting us at:
Cencora, Inc. Attention: Investor Relations Department 1 West First Avenue Conshohocken, Pennsylvania 19428
610.727.7000
investor.cencora.com
Requirements for submission of proxy proposals, nomination of directors and other business of shareholders
Shareholder proposals for inclusion in the 2025 proxy statement
Any shareholder proposal that is intended to be presented by such shareholder at Cencora’s 2025 Annual Meeting of Shareholders must be received in writing by October 1, 2024 in order to be considered for inclusion in the 2025 proxy statement and the form of proxy relating to the 2025 Annual Meeting of Shareholders. All proposals should be submitted, along with proof of ownership of Cencora, Inc. Common Stock in accordance with SEC Rule 14a-8(e)(2), to: Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428. Shareholder proposals must comply with SEC Rule 14a-8, Delaware law and our bylaws. Failure to deliver a proposal by these means may result in it not being deemed timely received.
Other shareholder proposals for presentation at the 2025 Annual Meeting of Shareholders
Shareholders of record who do not submit a proposal for inclusion in Cencora’s proxy materials under SEC Rule 14a-8, but who instead intend to nominate a person for election as director or to introduce an item of business at the 2025 Annual Meeting of Shareholders must provide advance written notice to us in accordance with our bylaws. Our bylaws set forth the procedures that must be followed and the information that must be provided in order for a shareholder to nominate a person for election as director or to introduce an item of business at the 2025 Annual Meeting of Shareholders. We must receive notice of your intention to introduce a nomination or other item of business at the 2025 Annual Meeting of Shareholders no earlier than November 12, 2024 and no later than December 12, 2024. Such notice should be addressed to Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428, and must include the information set forth in our bylaws. You may obtain a copy of our bylaws upon request by writing to the Secretary at our principal executive offices. The proxy solicited by our Board for the 2025 Annual Meeting of Shareholders will confer discretionary authority with respect to any such proposal.
The chair of the 2025 Annual Meeting of Shareholders may refuse to allow the transaction of any business or acknowledge the nomination of any person not made in compliance with the procedures set forth for such matters in our bylaws.
Proxy access shareholder proposals for the 2025 Annual Meeting of Shareholders
Eligible shareholders who do not seek to use the advance notice provisions for nomination of directors in Section 2.03(c) of our bylaws, but who instead intend to nominate a person for election as director under the proxy access provision in our bylaws must comply with the provisions of and provide notice to us in accordance with Section 3.16 of our bylaws. That Section sets forth the shareholder eligibility requirements and other procedures that must be followed and the information
2024 Proxy Statement

100	Other information
that must be provided to us in order for an eligible shareholder to have included in our proxy materials for the 2025 Annual Meeting of Shareholders up to two nominees for election as director at the Annual Meeting of Shareholders. We must receive the required notice and information specified in Section 3.16 no earlier than September 1, 2024 and no later than October 1, 2024. Such notice should be addressed to: Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428. You may obtain a copy of our bylaws upon request by writing to the Secretary at our principal executive offices. The proxy solicited by our Board of Directors for the 2025 Annual Meeting of Shareholders will confer discretionary authority with respect to any such nomination.
In addition to satisfying the above requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 11, 2025 to the Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428.
Other shareholder communications with the Board
Interested parties may communicate with the Board by submitting at any time in writing to: Corporate Secretary, Cencora, Inc., 1 West First Avenue, Conshohocken, PA 19428. These communications may be from an interested party to the Board, any committee or any director on matters that relate reasonably to their respective duties and responsibilities. Such communications do not include shareholder proposals (discussed above) and shareholder recommendations for director nominee candidates (discussed under “Board and Governance Matters — Shareholder recommendations for director nominees”). Cencora’s Secretary will determine, in his good faith judgment, which communications will be relayed to the Board, any committee or any director.
Householding
As permitted by the rules of the SEC, we have adopted the procedure of  “householding” whereby we deliver a single set of proxy materials to one address shared by two or more of our shareholders. This procedure can result in significant cost savings. We have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We will promptly deliver, upon written or oral request, a separate copy of the proxy materials to any shareholder at the shared address to which a single copy of these documents was delivered.
To make such a request, please contact Broadridge Financial Solutions, Inc. at:	Broadridge Financial Solutions, Inc. Attention: Householding Department 51 Mercedes Way Edgewood, New York 11717	1.866.540.7095
If you are a shareholder currently sharing an address with another of our shareholders and wish to have your future proxy materials householded, or your materials are currently householded and you would prefer to receive separate materials in the future, please make a request to change your householding status, as indicated above.
2024 Proxy Statement

A-1
Appendix A
Supplemental information: GAAP to non-GAAP reconciliation
To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we have presented the following non-GAAP financial measures elsewhere in this proxy statement:
(i)
adjusted operating income;

(ii)
adjusted diluted earnings per share; and

(iii)
adjusted free cash flow.

The non-GAAP financial measures should be viewed in addition to, and not in lieu of, financial measures calculated in accordance with GAAP. These supplemental measures may vary from, and may not be comparable to, similarly titled measures by other companies.
The following is a reconciliation of the identified GAAP financial measures to their most directly comparable non-GAAP financial measures:
	Fiscal year ended September 30, 2023
(in thousands, except per share data)	Operating income ($)	Diluted earnings per share ($)
GAAP	2,340,731	8.53
Gains from antitrust litigation settlements	(239,092)	(0.90)
LIFO expense	204,595	0.77
Turkey highly inflationary impact	86,967	0.47
Acquisition-related intangibles amortization	551,046	2.04
Litigation and opioid-related credit, net(1)	(24,693)	(0.19)
Acquisition-related deal and integration expenses	139,683	0.52
Restructuring and other expenses	229,884	0.86
Gain on divestiture of non-core businesses	—	(0.20)
Other, net	—	(0.03)
Tax reform(2)	—	0.11
Adjusted non-GAAP	3,289,121	11.99(3)

(1)
Includes the receipt of  $83.4 million from the H.D. Smith opioid litigation indemnity escrow.

(2)
Tax expense relating to 2020 Swiss tax reform and a gain on the currency remeasurement of the related deferred tax assets, the latter of which is recorded within Other Income, Net in our Consolidated Statement of Operations.

(3)
The sum of the components does not equal the total due to rounding.

In addition, for the fiscal year ended September 30, 2023, adjusted free cash flow of  $3,130.5 million consisted of net cash provided by operating activities of  $3,911.3 million, minus capital expenditures of  $458.4 million, the gains from antitrust litigation settlements of  $239.1 million and the receipt of  $83.4 million from the H.D. Smith opioid indemnity escrow.
The non-GAAP financial measures are presented because management uses non-GAAP financial measures to:
•
evaluate the Company’s operating performance,

•
perform financial planning, and

•
determine incentive compensation.

2024 Proxy Statement

A-2	Appendix A
Therefore, the Company believes that the presentation of non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors. Any adjustments to arrive at our non-GAAP financial results, including for litigation costs, are made based on pre-determined criteria and principles. The presented non-GAAP financial measures exclude items that management does not believe reflect the Company’s core operating performance because such items are outside the control of the Company or are inherently unusual, non-operating, unpredictable, non-recurring, or non-cash. Adjustments are reviewed by the Audit Committee of the Board of Directors prior to disclosure in a quarterly earnings release. We have included the following non-GAAP earnings-related financial measures in this proxy statement:
Adjusted operating income
Adjusted operating income is a non-GAAP financial measure that excludes:
•
gains from antitrust litigation settlements;

•
LIFO expense;

•
Turkey highly inflationary impact;

•
acquisition-related intangibles amortization;

•
litigation and opioid-related credit, net;

•
acquisition-related deal and integration expenses; and

•
restructuring and other expenses.

Acquisition-related intangibles amortization is excluded because it is a non-cash item and does not reflect the operating performance of the acquired companies. We exclude acquisition-related deal and integration expenses and restructuring and other expenses that are unpredictable and/or non-recurring. We exclude the amount of litigation and opioid-related expenses (credit) and other expenses, such as LIFO expense, that are unusual, non-operating, unpredictable, non-recurring or non-cash in nature because we believe these exclusions facilitate the analysis of our ongoing operational performance.
Adjusted diluted earnings per share
Adjusted diluted earnings per share excludes (in each case net of the tax effect calculated using the applicable effective tax rate for those items):
•
the per share impact of adjustments, including gains from antitrust litigation settlements;

•
LIFO expense;

•
Turkey highly inflationary impact;

•
acquisition-related intangibles amortization;

•
litigation and opioid-related credit, net;

•
acquisition-related deal and integration expenses;

•
restructuring and other expenses;

•
gain on divestiture of non-core businesses;

•
other, net; and

•
tax reform.

Management believes that this non-GAAP financial measure is useful to investors because it eliminates the per share impact of the items that are outside the control of the Company or that we consider to not be indicative of our ongoing operating performance due to their inherent unusual, non-operating, unpredictable, non-recurring, or non-cash nature.
Adjusted free cash flow
Adjusted free cash flow is a non-GAAP financial measure defined as net cash provided by operating activities, excluding significant unpredictable or non-recurring cash payments or receipts relating to legal settlements, minus capital expenditures. Adjusted free cash flow is used internally by management for measuring operating cash flow generation and setting performance targets and has historically been used as one of the means of providing guidance on possible future cash flows.
2024 Proxy Statement

A-1
EXHIBIT A
CENCORA, INC.
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
Cencora, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.
The name of the corporation is Cencora, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 16, 2001 and the name under which the corporation was originally incorporated is AABB Corporation.

2.
Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), the Amended and Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A (the “Certificate”), which is incorporated herein by this reference, and which restates, integrates and further amends provisions of the Certificate of Incorporation of the corporation as heretofore amended and/or restated, has been duly proposed to and approved by the corporation’s Board of Directors and duly adopted in accordance with the DGCL.

3.
This Certificate shall become effective at 12:01 a.m. Eastern Daylight Time on [           ], 2024.

4.
The text of the Amended and Restated Certificate of Incorporation of Cencora Inc., together with all subsequent amendments, is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

IN WITNESS WHEREOF, the corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.
Date:	CENCORA, INC.
By:
Name:
Title:
2024 Proxy Statement

A-2	Exhibit A
EXHIBIT A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF CENCORA, INC.
(SEE ATTACHED)
2024 Proxy Statement

Exhibit A	A-3
CENCORA, INC.
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
ARTICLE I
NAME
The name of the corporation is Cencora, Inc. (hereinafter referred to as the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND REGISTERED AGENT
The registered office of the Corporation in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801, and the registered agent in charge thereof shall be The Corporation Trust Company.
ARTICLE III
CORPORATE PURPOSE
Section 3.01   Purpose.   The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the DGCL, as amended from time to time, and to possess and exercise all of the powers and privileges granted by such law and other law of Delaware.
Section 3.02   Term.   The Corporation is to have perpetual existence.
ARTICLE IV
CAPITALIZATION
Section 4.01   Authorized Capital.   The aggregate number of shares of stock which the Corporation shall have authority to issue is 610,000,000 shares, divided into two (2) classes consisting of 600,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).
Section 4.02   Common Stock.   The Common Stock shall be subject to the express terms of any series of Preferred Stock.
(a)   Voting.   Except as may be provided in this Certificate or in a Preferred Stock Certificate of Designation (as defined below), if any, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes as provided by law, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
(b)   Dividends.   Subject to any other provisions of this Certificate, and to the rights of holders of Preferred Stock, if any, holders of Common Stock shall be entitled to receive ratably on a per share basis such dividends and other distributions in cash, stock or property of the Corporation as may be declared by the Board of Directors (the “Board”) of the Corporation from time to time out of the assets or funds of the Corporation legally available therefor.
(c)   Distribution of Assets.   Subject to the express terms of any series of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders.
Section 4.03   Preferred Stock.
(a)   The Board is authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable provisions of the DGCL (a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, with such designations, preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board (as such resolutions may be amended by a resolution or resolutions subsequently adopted by the Board), and as are not stated and expressed in this Certificate including, but not limited to, determination of any of the following:
(i)   the distinctive designation of the series, whether by number, letter or title, and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of
2024 Proxy Statement

A-4	Exhibit A
shares then outstanding and except where otherwise provided in the applicable Preferred Stock Certificate of Designation) from time to time by action of the Board;
(ii)   the dividend rate and the times of payment of dividends, if any, on the shares of the series, whether such dividends will be cumulative, and if so, from what date or dates, and the relation which such dividends, if any, shall bear to the dividends payable on any other class or classes of stock;
(iii)   the price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;
(iv)   whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;
(v)   whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;
(vi)   the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;
(vii)   whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class of stock in any respect, or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class of stock, restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class of stock ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;
(viii)   whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Certificate, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised of such series or of such series and one or more other series or classes of stock of the Corporation) and that all the shares of such series entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or separate class are voted on such matter; and
(ix)   any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.
(b)   Voting Rights.   Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board in the applicable Preferred Stock Certificate of Designation as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.
(c)   Dividends.   Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment thereof, dividends at the rates fixed by the Board for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.
(d)   Preference on Liquidation.   In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of any series on which dividends will have been determined by the Board to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph except to the extent specifically provided for herein or in the applicable Preferred Stock Certificate of Designation.
2024 Proxy Statement

Exhibit A	A-5
(e)   Redemption.   The Corporation, at the option of the Board, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed in the applicable Preferred Stock Certificate of Designation for such series.
(f)   Certificate of Designations.   For all purposes, this Certificate shall include each certificate of designations, if any, setting forth the terms of a series of Preferred Stock.
(g)   Authorized Shares.   Subject to the rights, if any, of the holders of any series of Preferred Stock set forth in a certificate of designations, an amendment of this Certificate to increase or decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution adopted by the Board of the Corporation and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Corporation, and all other outstanding shares of stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provisions hereafter enacted, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class, and no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefore.
ARTICLE V
BOARD OF DIRECTORS
Section 5.01   Election of Directors.   Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Except as may be provided in this Certificate or in a Preferred Stock Certificate of Designation, if any, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.
Section 5.02   Number of Directors.   The number of directors on the Board shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board or the stockholders.
Section 5.03   Annual Election of Directors.   The directors of the Corporation shall be elected annually for terms expiring at the next annual meeting of stockholders. Each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Section 5.04   Nominations.   Subject to the rights of holders of any series of Preferred Stock or any other class of stock of the Corporation (other than the Common Stock) then outstanding, nominations for the election of directors may be made by the affirmative vote of a majority of the entire Board or by any stockholder of record entitled to vote generally in the election of directors subject to ARTICLE VI, Section 6.04.
Section 5.05   Removal.   Any director may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as a director until the expiration of his or her current term, or his or her earlier death, resignation or removal.
Section 5.06   Vacancies.   Subject to the rights of the holders of any series of Preferred Stock or any other class of stock of the Corporation (other than the Common Stock) then outstanding, any vacancies in the Board for any reason, including by reason of death, resignation, removal, newly-created directorships resulting from an increase in the number of Directors, or the failure of the stockholders to elect the whole authorized number of directors, shall be filled only by the Board, acting by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, and any directors so elected shall hold office until the next election of directors and until their successors are duly elected and qualified.
Section 5.07   Directors’ Meetings, Consents and Elections.   Meetings of the Board and of any committee thereof may be held at any place, within or without the State of Delaware, or by remote communications, if the Bylaws so provide. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting as provided by statute, if the Bylaws of the Corporation so provide. The elections of directors need not be by written ballot unless the Bylaws of the Corporation so provide.
ARTICLE VI
STOCKHOLDERS
Section 6.01   Cumulative Voting.   No stockholder of the Corporation shall be entitled to exercise any right of cumulative voting.
2024 Proxy Statement

A-6	Exhibit A
Section 6.02   No Preemptive Rights.   Except for rights issued pursuant to ARTICLE VIII hereof, no stockholder of the Corporation shall have any preemptive or preferential right, nor be entitled to such as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of the Corporation of any class or series, whether issued for money or for consideration other than money, or of any issue of securities convertible into stock of the Corporation.
Section 6.03   Stockholder Action.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied. Special meetings of the stockholders of the Corporation may be called only by (a) the Board pursuant to a resolution duly adopted by a majority of the members of the Board or (b) the stockholders of the Corporation holding at least 25% of the outstanding shares of Common Stock, subject to the procedures and other requirements set forth in the Bylaws.
Section 6.04   Notice.   Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.
ARTICLE VII
LIMITATION OF DIRECTORS’ AND OFFICERS’ LIABILITY;
INDEMNIFICATION BY THE CORPORATION
Section 7.01   Limitation on Liability.   The liability of the directors and officers of the Corporation to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, shall be eliminated or limited to the fullest extent permitted under applicable law. If applicable law is amended after approval by the stockholders of this ARTICLE VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation to the Corporation or its stockholders shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.
Section 7.02   Indemnification.   The Corporation shall indemnify any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, trust or other enterprise, with respect to actions taken or omitted by such person in any capacity in which such person serves the Corporation or such other corporation, trust or other enterprise, to the full extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director, officer or trustee, as the case may be, and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any person in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized in advance, or unanimously consented to, by the Board of the Corporation. Any person who is or was a director, officer, trustee, employee or agent of a subsidiary of the Corporation shall be deemed to be serving in such capacity at the request of the Corporation for purposes of this ARTICLE VII, Section 7.02. Any repeal or modification of this ARTICLE VII, Section 7.02, shall not adversely affect any rights to indemnification that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.
Section 7.03   Expenses.   Directors and officers of the Corporation shall have the right to be paid by the Corporation expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. The Corporation may, to the extent authorized from time to time by the Board, advance such expenses to any person who is or was serving at the request of the Corporation as a director, officer or trustee of another corporation, trust or other enterprise.
Section 7.04   Miscellaneous.
(a)   The authorization of the Corporation to confer rights to indemnification and to the advancement of expenses provided by this ARTICLE VII shall not preclude the Corporation from conferring any other right that any person may have or hereafter acquire under this Certificate, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors, or otherwise.
(b)   Any repeal or modification of this ARTICLE VII shall be prospective and shall not affect the rights or protections or increase the liability of any director, officer or agent of the Corporation (or any other persons to which applicable law permits the Corporation to provide indemnification) under this ARTICLE VII in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
(c)   The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of such person’s status as such, whether or not the
2024 Proxy Statement

Exhibit A	A-7
Corporation shall have the power to indemnify such person against such liability under the provisions of this ARTICLE VII. Any person who is or was a director, officer, employee or agent of the Corporation or a subsidiary of the Corporation shall be deemed to be serving in such capacity at the request of the Corporation for purposes of this ARTICLE VII, Section 7.02.
ARTICLE VIII
STOCKHOLDER RIGHTS
Section 8.01   Stockholder Rights.   The Board is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued shall be determined by the Board and set forth in the contracts or instruments that evidence such rights. The authority of the Board with respect to such rights shall include, but not be limited to, determination of the following:
(a)   the initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;
(b)   provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or securities of the Corporation;
(c)   provisions which adjust the number or exercise price of such rights, or amount or nature of the stock or other securities or property receivable upon exercise of such rights, in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereof of the obligations of the Corporation under such rights;
(d)   provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;
(e)
provisions which permit the Corporation to redeem such rights; and

(f)
the appointment of a rights agent with respect to such rights.

ARTICLE IX
BUSINESS COMBINATIONS
Section 9.01   Section 203 of the DGCL.   In accordance with Section 203(b) of the DGCL, the Corporation shall be governed by the provisions contained in Section 203(a) of the DGCL regarding restrictions on business combinations with interested stockholders.
ARTICLE X
TRANSACTION WITH DIRECTORS AND OFFICERS
Section 10.01   Transaction With Directors and Officers.   No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if  (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.
ARTICLE XI
AMENDMENTS
Section 11.01   Bylaws.   In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation without the assent or vote of the stockholders
2024 Proxy Statement

A-8	Exhibit A
of the Corporation. The stockholders may, at any annual or special meeting of the stockholders of the Corporation, duly called and upon proper notice thereof, make, alter, amend or repeal the Bylaws by the affirmative vote of a majority of the votes cast for and against the adoption, alteration, amendment or repeal by the holders of shares of stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the adoption, alteration, amendment or repeal.
Section 11.02   Certificate.   The Corporation reserves the right to amend, alter, change or repeal the provisions in this Certificate and in any certificate amendatory hereof in the manner now or hereafter prescribed by law, and all rights conferred on in this Certificate on stockholders, directors and officers are subject to this reserved power.
2024 Proxy Statement

B-1
Exhibit B
CENCORA, INC.
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
ARTICLE I
NAME
The name of the corporation is Cencora, Inc. (hereinafter referred to as the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND REGISTERED AGENT
The registered office of the Corporation in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801, and the registered agent in charge thereof shall be The Corporation Trust Company.
ARTICLE III
CORPORATE PURPOSE
Section 3.01   Purpose.   The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the DGCL, as amended from time to time, and to possess and exercise all of the powers and privileges granted by such law and other law of Delaware.
Section 3.02   Term.   The Corporation is to have perpetual existence.
ARTICLE IV
CAPITALIZATION
Section 4.01   Authorized Capital.   The aggregate number of shares of stock which the Corporation shall have authority to issue is 610,000,000 shares, divided into two (2) classes consisting of 600,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).
Section 4.02   Common Stock.   The Common Stock shall be subject to the express terms of any series of Preferred Stock.
(a)   Voting.   Except as may be provided in this Certificate or in a Preferred Stock Certificate of Designation (as defined below), if any, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes as provided by law, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
(b)   Dividends.   Subject to any other provisions of this Certificate, and to the rights of holders of Preferred Stock, if any, holders of Common Stock shall be entitled to receive ratably on a per share basis such dividends and other distributions in cash, stock or property of the Corporation as may be declared by the Board of Directors (the “Board”) of the Corporation from time to time out of the assets or funds of the Corporation legally available therefor.
(c)   Distribution of Assets.   Subject to the express terms of any series of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders.
Section 4.03   Preferred Stock.
(a)   The Board is authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable provisions of the DGCL (a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, with such designations, preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board (as such resolutions may be amended by a resolution or resolutions subsequently adopted by the Board), and as are not stated and expressed in this Certificate including, but not limited to, determination of any of the following:
2024 Proxy Statement

B-2	Exhibit B
(i)   the distinctive designation of the series, whether by number, letter or title, and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding and except where otherwise provided in the applicable Preferred Stock Certificate of Designation) from time to time by action of the Board;
(ii)   the dividend rate and the times of payment of dividends, if any, on the shares of the series, whether such dividends will be cumulative, and if so, from what date or dates, and the relation which such dividends, if any, shall bear to the dividends payable on any other class or classes of stock;
(iii)   the price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;
(iv)   whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;
(v)   whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;
(vi)   the rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;
(vii)   whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class of stock in any respect, or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class of stock, restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class of stock ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;
(viii)   whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Certificate, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised of such series or of such series and one or more other series or classes of stock of the Corporation) and that all the shares of such series entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or separate class are voted on such matter; and
(ix)   any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.
(b)   Voting Rights.   Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board in the applicable Preferred Stock Certificate of Designation as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.
(c)   Dividends.   Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment thereof, dividends at the rates fixed by the Board for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.
(d)   Preference on Liquidation.   In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of any series on which dividends will have been determined by the Board to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph except to the extent specifically provided for herein or in the applicable Preferred Stock Certificate of Designation.
2024 Proxy Statement

Exhibit B	B-3
(e)   Redemption.   The Corporation, at the option of the Board, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed in the applicable Preferred Stock Certificate of Designation for such series.
(f)   Certificate of Designations.   For all purposes, this Certificate shall include each certificate of designations, if any, setting forth the terms of a series of Preferred Stock.
(g)   Authorized Shares.   Subject to the rights, if any, of the holders of any series of Preferred Stock set forth in a certificate of designations, an amendment of this Certificate to increase or decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution adopted by the Board of the Corporation and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock of the Corporation, and all other outstanding shares of stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL or any similar provisions hereafter enacted, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class, and no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefore.
ARTICLE V
BOARD OF DIRECTORS
Section 5.01   Election of Directors.   Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide. Except as may be provided in this Certificate or in a Preferred Stock Certificate of Designation, if any, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.
Section 5.02   Number of Directors.   The number of directors on the Board shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board or the stockholders.
Section 5.03   Annual Election of Directors.   ~~Commencing with the 2012 annual meeting of the stockholders of the Corporation, the~~ The directors of the Corporation shall be elected annually for terms expiring at the next ~~annual meeting of stockholders. Directors elected at the 2010 annual meeting of stockholders to a three-year term shall hold office until the 2013 annual meeting of stockholders and directors elected at the 2011 annual meeting of stockholders to a three-year term shall hold office until the 2014~~ annual meeting of stockholders. Each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Section 5.04   Nominations.   Subject to the rights of holders of any series of Preferred Stock or any other class of stock of the Corporation (other than the Common Stock) then outstanding, nominations for the election of directors may be made by the affirmative vote of a majority of the entire Board or by any stockholder of record entitled to vote generally in the election of directors subject to ARTICLE VI, Section 6.04.
Section 5.05   Removal.   Any director may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as a director until the expiration of his or her current term, or his or her earlier death, resignation or removal.
Section 5.06   Vacancies.   Subject to the rights of the holders of any series of Preferred Stock or any other class of stock of the Corporation (other than the Common Stock) then outstanding, any vacancies in the Board for any reason, including by reason of ~~any~~ death, resignation, removal, newly-created directorships resulting from an increase in the number of directors, or the failure of the stockholders to elect the whole authorized number of directors, shall be filled only by the Board, acting by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, and any directors so elected shall hold office until the next election of directors and until their successors are duly elected and qualified.
Section 5.07   Directors’ Meetings, Consents and Elections.   Meetings of the Board and of any committee thereof may be held ~~outside~~ at any place, within or without the State of Delaware or by remote communications, if the Bylaws so provide. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting as provided by statute, if the Bylaws of the Corporation so provide. The elections of directors need not be by written ballot unless the Bylaws of the Corporation so provide.
2024 Proxy Statement

B-4	Exhibit B
ARTICLE VI
STOCKHOLDERS
Section 6.01   Cumulative Voting.   No stockholder of the Corporation shall be entitled to exercise any right of cumulative voting.
Section 6.02   No Preemptive Rights.   Except for rights issued pursuant to ARTICLE VIII hereof, no stockholder of the Corporation shall have any preemptive or preferential right, nor be entitled to such as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of the Corporation of any class or series, whether issued for money or for consideration other than money, or of any issue of securities convertible into stock of the Corporation.
Section 6.03   Stockholder Action.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied. Special meetings of the stockholders of the Corporation may be called only by (a) the Board pursuant to a resolution duly adopted by a majority of the members of the Board or (b) the stockholders of the Corporation holding at least 25% of the outstanding shares of Common Stock, subject to the procedures and other requirements set forth in the Bylaws.
Section 6.04   Notice.   Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.
ARTICLE VII
LIMITATION OF DIRECTORS’ AND OFFICERS’ LIABILITY;
INDEMNIFICATION BY THE CORPORATION
Section 7.01   Limitation on Liability.   The liability of the directors and officers of the Corporation ~~shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the DGCL. Without limiting the generality of the foregoing, no director of the Corporation shall be liable~~ to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director~~, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification~~ or officer, as applicable, shall be eliminated or limited to the fullest extent permitted under applicable law. If applicable law is amended after approval by the stockholders of this ARTICLE VII~~, Section 7.01 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on~~ to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation ~~existing at the time of such repeal or modification~~ to the Corporation or its stockholders shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.
Section 7.02   Indemnification.   The Corporation shall indemnify any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, trust or other enterprise, with respect to actions taken or omitted by such person in any capacity in which such person serves the Corporation or such other corporation, trust or other enterprise, to the full extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director, officer or trustee, as the case may be, and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any person in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized in advance, or unanimously consented to, by the Board of the Corporation. Any person who is or was a director, officer, trustee, employee or agent of a subsidiary of the Corporation shall be deemed to be serving in such capacity at the request of the Corporation for purposes of this ARTICLE VII, Section 7.02. Any repeal or modification of this ARTICLE VII, Section 7.02, shall not adversely affect any rights to indemnification that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.
Section 7.03    Expenses.   Directors and officers of the Corporation shall have the right to be paid by the Corporation expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. The Corporation may, to the extent authorized from time to time by the Board, advance such expenses to any person who is or was serving at the request of the Corporation as a director, officer or trustee of another corporation, trust or other enterprise.
Section 7.04   Miscellaneous.
~~(a) The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation and to any person serving at the request of the Corporation as an employee or agent of another corporation, trust or other enterprise.~~
2024 Proxy Statement

Exhibit B	B-5
(a) ~~(b)~~ The authorization of the Corporation to confer rights to indemnification and to the advancement of expenses ~~conferred in~~provided by this ~~section~~ARTICLE VII shall not ~~be exclusive of~~preclude the Corporation from conferring any other right that any person may have or hereafter acquire under this Certificate, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors, or otherwise.
(b) ~~(c)~~ Any repeal or modification of this ~~section by the stockholders~~ARTICLE VII shall be prospective and shall not affect the rights or protections or increase the liability of any director, officer or agent of the Corporation ~~shall not adversely affect any rights to~~ (or any other persons to which applicable law permits the Corporation to provide indemnification) ~~and to advancement of expenses that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification~~ under this ARTICLE VII in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
(c) ~~(d)~~ The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of such person’s status as such, whether or not the Corporation shall have the power to indemnify such person against such liability under the provisions of this ARTICLE VII. Any person who is or was a director, officer, employee or agent of the Corporation or a subsidiary of the Corporation shall be deemed to be serving in such capacity at the request of the Corporation for purposes of this ARTICLE VII, Section 7.02.
ARTICLE VIII
STOCKHOLDER RIGHTS
Section 8.01   Stockholder Rights.   The Board is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued shall be determined by the Board and set forth in the contracts or instruments that evidence such rights. The authority of the Board with respect to such rights shall include, but not be limited to, determination of the following:
(a)   the initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;
(b)   provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or securities of the Corporation;
(c)   provisions which adjust the number or exercise price of such rights, or amount or nature of the stock or other securities or property receivable upon exercise of such rights, in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereof of the obligations of the Corporation under such rights;
(d)   provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;
(e)   provisions which permit the Corporation to redeem such rights; and
(f)   the appointment of a rights agent with respect to such rights.
ARTICLE IX
BUSINESS COMBINATIONS
Section 9.01   Section 203 of the DGCL.   In accordance with Section 203(b) of the DGCL, the Corporation shall be governed by the provisions contained in Section 203(a) of the DGCL regarding restrictions on business combinations with interested stockholders.
ARTICLE X
TRANSACTION WITH DIRECTORS AND OFFICERS
Section 10.01   Transaction With Directors and Officers.   No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or
2024 Proxy Statement

B-6	Exhibit B
other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if  (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.
ARTICLE XI
AMENDMENTS
Section 11.01   Bylaws.   In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation without the assent or vote of the stockholders of the Corporation. The stockholders may, at any annual or special meeting of the stockholders of the Corporation, duly called and upon proper notice thereof, make, alter, amend or repeal the Bylaws by the affirmative vote of a majority of the votes cast for and against the adoption, alteration, amendment or repeal by the holders of shares of stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the adoption, alteration, amendment or repeal.
Section 11.02   Certificate.   The Corporation reserves the right to amend, alter, change or repeal the provisions in this Certificate and in any certificate amendatory hereof in the manner now or hereafter prescribed by law, and all rights conferred on in this Certificate on stockholders, directors and officers are subject to this reserved power.
2024 Proxy Statement

CENCORA, INC.ATTN: CORPORATE SECRETARY 1 WEST FIRST AVENUE CONSHOHOCKEN, PA 19428SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting — Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 11, 2024 for shares held directly and by 11:59 p.m. Eastern Time on March 8, 2024 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting — Go to www.virtualshareholdermeeting.com/COR2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE — 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 11, 2024 for shares held directly and by 11:59 p.m. Eastern Time on March 8, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V27186-P01855-Z86610KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY CENCORA, INC.The Board of Directors recommends you vote FOR each of the listed nominees and FOR proposals 2, 3, 4 and 5.1.Election of Eleven Directors.Nominees:1a. Ornella Barra1b. Werner Baumann1c. Steven H. Collis1d. D. Mark Durcan1e. Richard W. Gochnauer1f. Lon R. Greenberg1g. Kathleen W. Hyle1h. Lorence H. Kim, M.D.1i. Redonda G. Miller, M.D.1j. Dennis M. Nally1k. Lauren M. TylerFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !2.Advisory vote to approve the compensation of the Company’s named executive officers.3.Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 20244.Approval of an amendment of the certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law.5.Approval of miscellaneous amendments to the certificate of incorporation.The Board of Directors recommends you vote AGAINST proposal 6.6.Shareholder proposal regarding voting standard for election of directors.NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof.For Against Abstain! ! !! ! !! ! !! ! !For Against Abstain! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney-in-fact, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer(s) and specify the title(s) of such officer(s).Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Letter to Shareholders and Annual Report on Form 10-K are available at www.proxyvote.com. V27187-P01855-Z86610 CENCORA, INC.Annual Meeting of ShareholdersMarch 12, 2024 4:00 PM ETThis proxy is solicited by the Board of DirectorsThe undersigned shareholder of CENCORA, INC., a Delaware corporation, hereby appoints Steven H. Collis, Elizabeth S. Campbell, and Kourosh Q. Pirouz, or any one of them, as proxies, each with the power to appoint his or her substitute and to act alone, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CENCORA, INC. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held virtually at 4:00 PM, ET on March 12, 2024, at www.virtualshareholdermeeting.com/COR2024 and any adjournment, postponement, or continuation thereof.If the undersigned holds shares of common stock of CENCORA, INC. in the corporation’s employee stock purchase plan or in a benefit plan of the corporation, the undersigned hereby authorizes and directs the trustee or administrator of the respective plan to vote all shares in the account of the undersigned under the respective plan in the manner indicated on the reverse side of this ballot at the Annual Meeting, and any adjournment, postponement or continuation thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of each of the nominees, FOR proposals 2, 3, 4 and 5, and AGAINST proposal 6. In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof.Continued and to be signed on reverse side